                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-08879
--------------------------------------------------------------------------------

                           SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

        One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               James M.A. Anderson
                           Sun Capital Advisers Trust
                           One Sun Life Executive Park
                      Wellesley Hills, Massachusetts 02481
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (781) 237-6030
--------------------------------------------------------------------------------

                   Date of fiscal year end: December 31, 2003
--------------------------------------------------------------------------------

                   Date of reporting period: December 31, 2003
--------------------------------------------------------------------------------

Item 1.  Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended:

                          SUN CAPITAL ADVISERS TRUST-SM-

                          ANNUAL REPORT DECEMBER 31, 2003

                                   ---------------------------------------------

                                                    Sun Capital-SM- All Cap Fund
                    Sun Capital Investment Grade Bond Fund-Registered Trademark-
                             Sun Capital Money Market Fund-Registered Trademark-
                              Sun Capital Real Estate Fund-Registered Trademark-
                                                        SC-SM- Alger Growth Fund
                                               SC-SM- Alger Income & Growth Fund
                                          SC-SM- Alger Small Capitalization Fund
                                                     SC-SM- Davis Financial Fund
                                                 SC-SM- Davis Venture Value Fund
                                     SC-SM- Neuberger Berman Mid Cap Growth Fund
                                      SC-SM- Neuberger Berman Mid Cap Value Fund
                                                        SC-SM- Value Equity Fund
                                                       SC-SM- Value Managed Fund
                                                       SC-SM- Value Mid Cap Fund
                                                     SC-SM- Value Small Cap Fund
                                                   SC-SM- Blue Chip Mid Cap Fund
                                                SC-SM- Investors Foundation Fund
                                                       SC-SM- Select Equity Fund

Sun Capital Advisers Trust is a mutual fund registered with the Securities and Exchange Commission under the Investment Company Act of 1940. Its investment adviser is Sun Capital Advisers Inc.-Registered Trademark-, a member of the Sun Life Financial group of companies.

[SUN LIFE FINANCIAL LOGO]

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 ALL CAP FUND

For the year ended December 31, 2003 the All Cap Fund generated a total return of 52.89%, beating the S&P 500 Index return of 28.68%. Since inception May 1, 2002 through December 31, 2003, the All Cap Fund has returned 9.03% versus 3.81% for the S&P 500 Index.

As has been the case throughout 2003, the Fund remained weighted towards economically sensitive stocks at year-end. During the third quarter we shifted our capitalization strategy somewhat to a bias towards mid and large capitalization stocks, in contrast to our small to mid cap focus in the first half of the year. The reason for this change was due to the strong performance of many of our small and mid cap holdings during the second quarter, which led to many of them reaching our target valuations. As a result of the moves, many larger capitalization stocks, which lagged the small cap move, became better relative values. Because we have the flexibility to invest in stocks within a wide range of market capitalizations, we were able to shift our portfolio mix to take advantage of the best relative values. The top performers for the year were small cap holdings such as Allmerica Financial, Concord Communications, Pegasus Communications, and i-Stat.

During the fourth quarter, we continued to adjust the portfolio to take advantage of the improvement in the overall US economy. Weightings were increased in consumer discretion, energy, and telecommunications, and decreased in healthcare, materials, and information technology. The drop in healthcare weightings was due to a takeover of one of our stocks, i-Stat, which was up over 280% for the year. However, we remain overweight large cap pharmaceutical stocks due to their cheap valuations relative to the market. Despite the strong performance of the US markets in 2003, we continued to find undervalued and out-of-favor issues, adding during Q4 such names as Eastman Kodak, Merck, AON Corp, Agco, Transocean, Micron Technology and Brocade Communications.

Overall, the All Cap Fund has maintained a diversified portfolio roughly aligned with S&P 500 sector weightings, but one which trades at a discount to the S&P 500 Index with respect to price to sales, price to book, and price to cash flow. Specifically, valuation metrics as of December 31 show the portfolio trading at
0.72 times sales vs. 1.62 times for the S&P 500 Index, a price to book of 1.7 vs. 3.1, and a price to cash flow of 9.3 vs. 12.3, respectively. The portfolio's dividend yield (1.6%) and debt to capitalization ratio (37%) are in line with the S&P 500 index's 1.6% yield and 35% debt to capitalization.

TOP TEN EQUITY HOLDINGS                                    TOP FIVE INDUSTRIES
AT DECEMBER 31, 2003                                       AT DECEMBER 31, 2003
---------------------------------------------------------  ----------------------------------------------------
                                          % OF NET ASSETS                                       % OF NET ASSETS
                                          ---------------                                       ---------------
Annaly Mortgage Management, Inc.               2.7%          Drugs                                   8.2%
Archer-Daniels-Midland Co.                     2.6%          Insurance                               7.1%
Vicor Corp.                                    2.6%          Aerospace & Defense                     5.6%
Pegasus Communications Corp.                   2.5%          Food, Beverages & Tobacco               5.5%
Unumprovident Corp                             2.4%          Telecommunications                      4.7%
GATX Corp.                                     2.2%
Pfizer, Inc.                                   2.1%
Comcast Corp                                   2.1%
BMC Software, Inc.                             2.1%
Tenet Healthcare Corp.                         2.1%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ALL CAP FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                   ALL CAP FUND  S&P 500 INDEX
      May 1, 2002       $10,000        $10,000
     Jun 30, 2002        $8,360         $9,227
     Sep 30, 2002        $6,440         $8,556
     Dec 31, 2002        $7,557         $8,270
     Mar 31, 2003        $6,976         $8,010
     Jun 30, 2003        $9,582         $9,242
     Sep 30, 2003        $9,925         $9,487
     Dec 31, 2003       $11,554        $10,642

TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003**

                                                    LIFE OF
                                          ONE YEAR  FUND***
                                          --------  --------
All Cap Fund............................   52.89%     9.03%
S&P 500 Index...........................   28.68%     3.81%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's 500 Index is a market-value weighted index of 500 stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the All Cap Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from May 1, 2002 (commencement of operations) to December 31, 2003.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 INVESTMENT GRADE BOND FUND

For 2003, the Sun Capital Investment Grade Bond Fund returned 9.63% versus the Lehman Brothers Aggregate Bond Index return of 4.10%. The Fund's credit overweight, specifically BBBs, was the main driver of outperformance for 2003. In addition, the Fund's high yield component positively affected performance as has the Fund's duration, which is slightly short that of the benchmark. For 2003, the Lehman BBB Corporate Index returned 11.81% while the Merrill High Yield Index returning 28.15%. While 2002, was one of the worst years for the Credit sector, 2003 turned out to be one of the best years in terms of relative price performance as investors recognized this undervalued asset class. For 2003, the ratio of downgrades to upgrades, as compiled by Moody's, was reported as 4x, a vast improvement from 2002's figure of 7.1x. During 2003, corporations focused on such measures as cash flow generation and debt reduction.

Despite significant spread tightening, we continue to believe that corporate bonds retain value when contrasted to other investment grade fixed income asset classes. As such, corporate bonds comprised 38.8% of the portfolio as of December 31, 2003. Mortgage-backed securities and collateralized mortgage obligations comprised 28.7% of the portfolio, US Treasuries 11.4%, 5.8% of which were Treasury Inflation Protected Securities (TIPS). Remaining assets were divided as follows: US Agencies 8.3%, commercial mortgage-backed securities 4.3%, asset-backed securities 1.6% and other 6.9%.

Third quarter 2003 GDP growth was reported at 8.2%. This figure will likely not be repeated for 2004 as expectations are for 4% growth. With growth, normally comes higher interest rates, although Federal Reserve Governors continue to signal to the market that monetary policy will remain in expansionary mode, and in addition, they remain comfortable with the level (declining) of the U.S. Dollar. While the Federal Reserve may not raise interest rates, the market may drive Treasury rates higher. Pressuring rates will be a growing budget deficit as the US Government is expected to issue almost 40% more Treasuries in 2004 than 2003. The 10-year Treasury ended the year yielding 4.25%, up 43 basis points for the year.

The US Dollar began 2003 close to parity with the Euro and by year-end fell to $1.25. A lower US Dollar helps US corporations that have overseas exposure making US goods more affordable. Improving earnings and prospects for US companies should result in an expansion of the workforce. Causing concern is the rising prices of US assets for foreign entities, especially Treasuries.

With US Government securities yields likely headed higher, an underweight (versus the Index) of these sectors is appropriate. Spread sectors such as corporate bonds, MBS, CMBS and ABS will be the main areas of focus. However, these sectors are considered "rich" or "tight" by many. We will dig beneath the surface to uncover what we believe to be opportunities for outperformance.

TOP TEN BOND ISSUERS                                         TOP FIVE BOND SECTORS
AT DECEMBER 31, 2003                                         AT DECEMBER 31, 2003
----------------------------------------------------------   ----------------------------------------------------------
                                           % OF NET ASSETS                                              % OF NET ASSETS
                                           ---------------                                              ---------------
Federal Home Loan Mortgage                      18.3%          U.S. Government Agency
Federal National Mortgage Assn.                 11.8%          Obligations                                   47.7%
US Treasuries                                   11.6%          Electric Utilities                             6.6%
Government National Mortgage Assn.               7.3%          Telecommunications                             5.3%
Allegheny Power Co.                              2.6%          Broadcasting/Media                             4.8%
Continental Cablevision, Inc.                    1.7%          Commercial Mortgage Backed
Northrop Grumman Corp.                           1.6%          Securities                                     4.4%
Time Warner Entertainment Co.                    1.6%
Great Lakes Power, Inc.                          1.6%
GMAC Commercial Mortgage                         1.5%
Securities, Inc.

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INVESTMENT GRADE BOND FUND AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              INVESTMENT GRADE    LEHMAN BROTHERS
                 BOND FUND      AGGREGATE BOND INDEX
Dec 7, 98              $10,000               $10,000
Dec 31, 98             $10,004               $10,025
Mar 31, 99             $10,045                $9,975
Jun 30, 99              $9,956                $9,888
Sep 30, 99              $9,963                $9,955
Dec 31, 99              $9,948                $9,943
Mar 31, 2000           $10,120               $10,162
Jun 30, 2000           $10,291               $10,338
Sep 30, 2000           $10,591               $10,651
Dec 31, 2000           $10,929               $11,099
Mar 31, 2001           $11,278               $11,435
Jun 30, 2001           $11,351               $11,499
Sep 30, 2001           $11,656               $12,031
Dec 31, 2001           $11,717               $12,037
Mar 31, 2002           $11,730               $12,048
Jun 30, 2002           $11,839               $12,493
Sep 30, 2002           $12,124               $13,065
Dec 31, 2002           $12,329               $13,271
Mar 31, 2003           $12,649               $13,456
Jun 30, 2003           $13,244               $13,792
Sep 30, 2003           $13,305               $13,772
Dec 31, 2003           $13,516               $13,815

TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003**

                                                                   LIFE OF
                                ONE YEAR  THREE YEARS  FIVE YEARS  FUND***
                                --------  -----------  ----------  -------
Investment Grade Bond Fund....    9.63%       7.34%        6.20%    6.12%
Lehman Brothers Aggregate Bond
  Index.......................    4.10%       7.57%        6.62%    6.54%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Lehman Brothers Aggregate Bond Index is composed of securities from the Lehman Brothers Government/Corporate Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Investment Grade Bond Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from December 7, 1998 (commencement of operations) to December 31, 2003.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 MONEY MARKET FUND

For the year ended December 31, 2003 the total return of the Money Market Fund was 0.55%, compared to 1.15% for the Merrill Lynch three-month U.S. Treasury bill Index.

At December 31, 2003, the Fund had net assets of $113.0 million, compared to $149.4 million a year earlier. The Fund had a seven-day yield of 0.48% and an average maturity of 37 days. The portfolio was 74% invested in highly rated commercial paper, 20% in U.S. Government and agency discount securities and 6% in other short-term instruments.

The Federal Open Market Committee (FOMC) of the Federal Reserve Board started the year with the Federal Funds rate at 1.25%. The FOMC kept rates on hold for most of the first half of the year before lowering them by 25 basis points in late June. The Federal Reserve's decision was based at the time on its concern that the economy had yet to exhibit sustained growth despite the end of the war in Iraq and that disinflationary pressures were becoming more of a concern outweighing those of an increase in inflation. The FOMC now believes the risks of a rise or decline in inflation are balanced. The Federal Funds rate at year-end was 1.00%, the lowest in 45 years and the Discount rate was 2.00%. The rate cut was the only one this year, and the 13th consecutive cut since the Fed first began trying to stimulate the economy at the beginning of 2001.

Three-month Treasury bills started the year at 1.19%, reached their high the first week of January at 1.21%, dropped to 0.81% by June 19th, and closed the year at 0.92%. The spread on 90-day commercial paper over Treasury bills fluctuated between 1 and 34 basis points during the year. This year the need for commercial paper was significantly reduced due in part to a slow economy, reduced inventory levels and capital expenditures. As a result, commercial paper outstanding at year-end declined to $128.9 billion versus $137 billion at the end of 2002.

The FOMC seems to be more optimistic regarding the economy's prospects for recovery in the upcoming year. Their recent statement indicates that policy accommodation can be maintained and that rates should remain on hold for a considerable period of time. Our current strategy is to maintain a fairly neutral average maturity in anticipation of a possible rate increase later this year as the economy continues its recovery.

TOP TEN ISSUERS
AT DECEMBER 31, 2003
-------------------------------------------------------------------
                                                    % OF NET ASSETS
                                                    ---------------
Federal National Mortgage Assn.                           9.6%
Federal Home Loan Mortgage                                6.2%
Province of British Columbia                              4.8%
American General Finance Corp.                            4.2%
General Electric Capital Corp.                            4.1%
Province of Quebec                                        4.1%
National Rural Utilities Cooperative Finance Corp.        4.1%
BellSouth Corp.                                           4.0%
UBS Finance, Inc.                                         4.0%
Toyota Motor Credit Corp.                                 4.0%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MONEY MARKET FUND AND THE MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 MONEY        MERRILL LYNCH
              MARKET FUND  3-MONTH T-BILL INDEX
Dec 7, 98         $10,000               $10,000
Dec 31, 98        $10,031               $10,030
Mar 31, 99        $10,138               $10,136
Jun 30, 99        $10,246               $10,255
Sep 30, 99        $10,363               $10,385
Dec 31, 99        $10,495               $10,513
Mar 31, 2000      $10,635               $10,660
Jun 30, 2000      $10,785               $10,822
Sep 30, 2000      $10,949               $10,985
Dec 31, 2000      $11,114               $11,164
Mar 31, 2001      $11,257               $11,332
Jun 30, 2001      $11,368               $11,459
Sep 30, 2001      $11,457               $11,583
Dec 31, 2001      $11,513               $11,657
Mar 31, 2002      $11,547               $11,707
Jun 30, 2002      $11,581               $11,763
Sep 30, 2002      $11,614               $11,816
Dec 31, 2002      $11,642               $11,867
Mar 31, 2003      $11,662               $11,903
Jun 30, 2003      $11,681               $11,943
Sep 30, 2003      $11,694               $11,973
Dec 31, 2003      $11,706               $12,004

TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003**

                                                                   LIFE OF
                                ONE YEAR  THREE YEARS  FIVE YEARS  FUND***
                                --------  -----------  ----------  -------
Money Market Fund.............    0.55%       1.74%        3.14%    3.16%
Merrill Lynch 3-month U.S.
  Treasury Bill Index.........    1.15%       2.44%        3.66%    3.67%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Merrill Lynch three-month U.S. Treasury Bill Index is a one-security index which at the beginning of every month selects for inclusion the U.S. Treasury Bill maturing closest to, but not beyond 91 days from that date. That issue is then held for one month, sold and rolled into the new U.S. Treasury Bill.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Money Market Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from December 7, 1998 (commencement of operations) to December 31, 2003.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 REAL ESTATE FUND

For the year ended December 31, 2003, the Fund posted a total return of 35.95%, compared to 36.74% for the Morgan Stanley REIT Index.

For the full year 2003, Outlet Centers, Health Care, Regional Malls, Diversified, Strip Centers, and Self Storage REITs outperformed The Morgan Stanley REIT Index, while the Manufactured Homes, Apartments, Mixed, Hotel, Office, Industrial, and Triple Net Lease REITs underperformed the Index.

The stocks in the portfolio that had the largest positive contribution to performance for the full year 2003 were General Growth (Malls), Vornado (Diversified), SL Green (Office), Kimco (Strip Centers), and CBL Properties (Malls). The stocks that detracted from performance for the full year 2003 were Tenet HealthCare (Health Care), AIMCO (Apartments), Crescent Realty (Office), Dillard's (Retail), and Annaly Mortgage (Mortgages).

For the year 2003, the Morgan Stanley REIT Index was up 36.74%, beating the Dow and the S&P 500, which were up 28.26% and 28.68%, respectively, while finishing behind the NASDAQ which was up 50.77%.

At the end of 2003, the Fund was underweight Health Care, Apartments, Triple Net Lease, Mixed, Outlet Centers, Diversified, Hotels, Manufactured Homes, and Self Storage. The Fund finished the year overweight Regional Malls, Office, Strip Centers, and Industrial. The Fund also had an investment in a mortgage REIT, which is not a property type included in the Morgan Stanely REIT Index. In addition, the Fund also owns a position in Dillard's, which is a department store chain that owns most of its real estate.

The Fund continues to reduce the overweight in the Strip Centers and Regional Malls property types selectively. We have watched the Apartment sector closely over the last few quarters hoping for an opportunity to add to positions, or for a new investment, but presently the valuation levels in the property type are too high. We are finding the most value in selective names within the Office property type currently and have recently added to positions in a few holdings. Other recent additions to the portfolio are three Hotel REITs, which should help the portfolio perform well in an economic recovery. The Fund's position in Tenet HealthCare, a hospital company, was sold subsequent to year end as its turnaround began to look overwhelmed by a growing number of legal liabilities and financial leverage issues.

The average dividend yield for The Morgan Stanley REIT Index decreased again in the 4th quarter to 5.61%, down from 6.54% at the end of the 2nd quarter and 6.06% at the end of the 3rd quarter. The Fund finished the quarter with a dividend yield of 5.10% for the Fund and 4.248% for the 10-yr Treasury yield. The weighted average and median market capitalizations for the Fund was $3.23 billion and $1.96 billion, compared to $3.71 billion and $1.16 billion for the Morgan Stanley REIT Index.

TOP TEN EQUITY HOLDINGS                                   TOP FIVE PROPERTY TYPES
AT DECEMBER 31, 2003                                      AT DECEMBER 31, 2003
--------------------------------------------------------  ---------------------------------------------------
                                          % OF NET ASSET                                       % OF NET ASSET
                                          --------------                                       --------------
SL Green Realty Corp.                          5.4%         Office                                 16.8%
General Growth Properties, Inc.                5.2%         Regional Malls                         16.6%
Vornado Realty Trust                           4.8%         Shopping Centers                       14.0%
Developers Diversified Realty Corp.            4.7%         Apartments                             13.5%
Macerich Co.                                   4.4%         Real Estate                             7.8%
CBL & Associates Properties, Inc.              4.4%
Dillards, Inc. Class A                         4.1%
AvalonBay Communities, Inc.                    3.9%
American Financial Realty Trust                3.9%
Mack-Cali Realty Corp.                         3.9%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE REAL ESTATE FUND AND THE MORGAN STANLEY REIT INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                MORGAN STANLEY
              REAL ESTATE FUND    REIT INDEX
Dec 7, 98              $10,000         $10,000
Dec 31, 98              $9,929          $9,774
Mar 31, 99              $9,365          $9,303
Jun 30, 99             $10,383         $10,226
Sep 30, 99              $9,536          $9,398
Dec 31, 99              $9,534          $9,330
Mar 31, 2000            $9,929          $9,577
Jun 30, 2000           $11,123         $10,571
Sep 30, 2000           $11,987         $11,396
Dec 31, 2000           $12,518         $11,887
Mar 31, 2001           $12,217         $11,829
Jun 30, 2001           $13,556         $13,121
Sep 30, 2001           $13,612         $12,780
Dec 31, 2001           $14,092         $13,411
Mar 31, 2002           $15,139         $14,524
Jun 30, 2002           $15,876         $15,228
Sep 30, 2002           $14,726         $13,874
Dec 31, 2002           $14,662         $13,900
Mar 31, 2003           $14,926         $14,048
Jun 30, 2003           $16,683         $15,822
Sep 30, 2003           $17,990         $17,357
Dec 31, 2003           $19,932         $19,006

TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003**

                                                                    LIFE OF
                                ONE YEAR  THREE YEARS  FIVE YEARS   FUND***
                                --------  -----------  ----------  ---------
Real Estate Fund..............   35.95%       16.77%      14.95%     14.58%
Morgan Stanley REIT Index.....   36.74%       16.94%      14.12%     13.49%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees. The Morgan Stanley REIT Index is a total-return index composed of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Real Estate Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from December 7, 1998 (commencement of operations) to December 31, 2003.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 FRED ALGER MANAGEMENT, INC. MARKET OVERVIEW

The twelve months ending December 31, 2003 brought relief from all the selling experienced over the past few years. During the first two months of the year, most equity indices lost ground, as fears about a war with Iraq began to trump economic fundamentals. However, with the outbreak of war in March, the negative trend was reversed. Preferring war to the pre-combat uncertainty, investors pushed most indices higher during the final month of the quarter. The second quarter saw a continuation of the positive momentum. Reassured by the swift and decisive allied victory in Iraq, better-than expected first quarter profits and a 25 basis point rate cut on June 25th, investors found good reason to get back into the Market. The second half of the year picked up right where the first half left off. Upbeat earnings news in the tech sector, a bullish outlook from the Fed and the highest GDP growth in 20 years all proved encouraging to investors during the six-month period. The capture of Saddam Hussein on December 13th helped to solidify the gains. Stock prices moved higher in five of the final six months of the year, with small cap stocks leading the way. As equity markets headed into the New Year, low interest rates, minimal inflation and solid economic fundamentals appeared to eclipse fear and uncertainty.

At the end of last year, many observers remarked that the markets had been down for three years in a row between 2000 and 2002 and that a fourth year in a row would be very unlikely. 2003 was rather spectacular for the markets, with the S&P 500 up 28.7%, and the Nasdaq up 50.8%. We feel that the combination of improved fundamentals, low inflation, low interest rates, and steadily increasing demand will mean continued improvement in corporate earnings. When that fact is juxtaposed to an election year and the low-yield on bonds, we see significant upside in equities in 2004. We also take the capture of Saddam Hussein as an indication that a stable, democratic future is possible for Iraq, and that we may see a lessening of international tension.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 ALGER GROWTH FUND (SUBADVISED BY FRED ALGER MANAGEMENT, INC.)

The Alger Growth Fund returned 34.27% for the twelve months ended December 31, 2003, compared to 28.68% for the S&P 500 Index. The fund seeks long-term capital appreciation by focusing on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the fund invests primarily in the equity securities of large companies, those having a market capitalization of $1 billion or greater. Individual stock selection is based on the in-depth, fundamental research conducted by our staff of seasoned analysts. Through the efforts of our research staff, we seek out those companies that have higher earnings growth potential than the broad market, exceptionally strong management, sustainability and predictability of growth, and market dominance.

During the twelve-month period, the Fund benefited from strong security selection in the information technology and health care sectors, and an underweighting in the relatively weak consumer staples sector in beating the S&P 500 benchmark. At the stock level, holdings that contributed most positively to the Fund's performance throughout the year included eBay Inc., Yahoo Inc., Intel Corp., Cisco Systems Inc. and Veritas Software Corp. Conversely, securities that detracted most from the Fund's value included General Dynamics Corp., Accenture Ltd., HCA Inc., Harley-Davidson Inc. and Travelers Property Casualty Corp. The Fund remains well diversified, with Information Technology, Consumer Discretionary and Health Care representing the top three sectors as of December 31, 2003.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT DECEMBER 31, 2003                                  AT DECEMBER 31, 2003
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Microsoft Corp.                            3.9%         Software                                12.3%
eBay, Inc.                                 3.1%         Semiconductors                           8.4%
Tyco International Ltd.                    3.1%         Internet & Catalog Retail                7.2%
Yahoo, Inc.                                2.9%         Communication Equipment                  5.9%
Cisco Systems, Inc.                        2.9%         Industrial Conglomerates                 5.6%
Boston Scientific Corp.                    2.7%
Genentech, Inc.                            2.6%
Amazon.com , Inc.                          2.6%
General Electric Co.                       2.6%
Teradyne, Inc.                             2.5%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ALGER GROWTH FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              ALGER GROWTH FUND  S&P 500 INDEX
Apr 1, 2002             $10,000        $10,000
Jun 30, 2002             $8,570         $8,661
Sep 30, 2002             $6,940         $7,165
Dec 31, 2002             $7,126         $7,770
Mar 31, 2003             $7,076         $7,525
Jun 30, 2003             $8,307         $8,684
Sep 30, 2003             $8,567         $8,914
Dec 31, 2003             $9,568        $10,002

TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003**

                                                       LIFE OF
                                          ONE YEAR     FUND***
                                          --------  --------------
Alger Growth Fund.......................   34.27%           -2.49%
S&P 500 Index...........................   28.68%           -0.02%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's 500 Index is a market-value weighted index of 500 stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Alger Growth Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from April 1, 2002 (commencement of operations) to December 31, 2003.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 ALGER INCOME & GROWTH FUND (SUBADVISED BY FRED ALGER MANAGEMENT, INC.)

The Alger Income & Growth Fund returned 30.34% during the twelve months ended December 31, 2003, outperforming the 28.68% return of its benchmark, the S&P 500 Index. The Fund primarily seeks to provide a high level of dividend income; its secondary goal is to provide capital appreciation. It invests in dividend paying equity securities, such as common or preferred stocks, preferably those which we believe offer opportunities for capital appreciation. Individual stock selection is based on the in-depth, fundamental research conducted by our analysts. Through the efforts of our research staff, we seek out those companies that have higher earnings growth potential than the broad market, exceptionally strong management, sustainability and predictability of growth, and market dominance.

During the twelve-month period, the Fund benefited from strong security selection in the information technology and health care sectors and an underweighting in the relatively weak consumer staples sector in beating the S&P 500 benchmark. At the stock level, holdings that contributed most positively to the Fund's performance throughout the year included Intel Corp., eBay Inc., Cisco Systems Inc., UCBH Holdings Inc. and Tyco International Ltd. Conversely, securities that detracted most from the Fund's value included General Dynamics Corp., Travelers Property Casualty Corp., NiSource Inc., Verizon Communications Inc. and Medtronic Inc. The Fund remains well diversified, with Information Technology, Consumer Discretionary and Health Care representing the top three sectors as of December 31, 2003.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT DECEMBER 31, 2003                                  AT DECEMBER 31, 2003
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Microsoft Corp                             3.6%         Pharmaceuticals                         10.0%
General Electric Co.                       3.4%         Software                                 8.7%
Altria Group, Inc.                         3.4%         Semiconductors                           6.1%
Tyco International Ltd.                    3.3%         Communication Equipment                  4.3%
Intel Corp.                                3.2%         Media                                    4.1%
Cisco Systems, Inc.                        3.1%
Pfizer, Inc.                               3.0%
eBay, Inc.                                 2.8%
Walt Disney Co                             2.7%
Yahoo!, Inc.                               2.6%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ALGER INCOME & GROWTH FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              ALGER INCOME & GROWTH FUND  S&P 500 INDEX
Apr 1, 2002                      $10,000        $10,000
Jun 30, 2002                      $8,740         $8,661
Sep 30, 2002                      $7,120         $7,165
Dec 31, 2002                      $7,380         $7,770
Mar 31, 2003                      $7,250         $7,525
Jun 30, 2003                      $8,383         $8,684
Sep 30, 2003                      $8,584         $8,914
Dec 31, 2003                      $9,620        $10,002

TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003**

                                                       LIFE OF
                                          ONE YEAR     FUND***
                                          --------  --------------
Alger Income & Growth Fund..............   30.34%           -2.19%
S&P 500 Index...........................   28.68%           -0.02%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's 500 Index is a market-value weighted index of 500 stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Alger Income & Growth Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from April 1, 2002 (commencement of operations) to December 31, 2003.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 ALGER SMALL CAPITALIZATION FUND (SUBADVISED BY FRED ALGER MANAGEMENT, INC.)

The Alger Small Capitalization Fund returned 43.50% for the twelve months ended December 31, 2003, compared to 48.54% for the Russell 2000 Growth Index. The fund seeks long-term capital appreciation by focusing on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies, those having a market capitalization within the range of the Russell 2000 Growth Index or the S&P SmallCap 600 Index. Individual stock selection is based on the in-depth, fundamental research conducted by our analysts. Through the efforts of our research staff, we seek out those companies that have higher earnings growth potential than the broad market, exceptionally strong management, sustainability and predictability of growth, and market dominance.

During the twelve-month period, the Fund benefited from strong security selection in the consumer staples sector but was hurt by poor performing information technology and financials stocks in missing the Russell 2000 benchmark. At the stock level, holdings that contributed most positively to the Fund's performance throughout the year included International Rectifier Corp., Amdocs Ltd., Pharmaceutical Resources Inc., Monster Worldwide Inc. and Openwave Systems Inc. Conversely, securities that detracted most from the Fund's value included Bank Mutual Corp., Accredo Health Inc., Cerner Corp., Charles River Laboratories International Inc. and LaBranche & Co. Inc. The Fund remains well diversified, with Consumer Discretionary, Health Care and Technology representing the top three sectors as of December 31, 2003.

TOP TEN EQUITY HOLDINGS                                      TOP FIVE INDUSTRIES
AT DECEMBER 31, 2003                                         AT DECEMBER 31, 2003
----------------------------------------------------------   ----------------------------------------------------------
                                           % OF NET ASSETS                                              % OF NET ASSETS
                                           ---------------                                              ---------------
Kindred Healthcare, Inc.                        1.5%           Internet Software & Services                  10.2%
Mid Atlantic Medical Services, Inc.             1.4%           Biotechnology                                  6.6%
Medicines Co.                                   1.4%           Health Care Provider & Services                5.0%
Actuant Corp.                                   1.4%           Hotels, Restaurants & Leisure                  4.8%
Multimedia Games, Inc.                          1.3%           Communication Equipment                        4.7%
Ann Taylor Stores Corp.                         1.3%
Dade Behring Holdings Inc.                      1.3%
InterMune Inc.                                  1.3%
Wright Medical Group, Inc.                      1.3%
Gevity HR, Inc.                                 1.3%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ALGER SMALL CAPITALIZATION FUND AND THE RUSSELL 2000 GROWTH INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  ALGER SMALL      RUSSELL 2000
              CAPITALIZATION FUND  GROWTH INDEX
Apr 1, 2002               $10,000       $10,000
Jun 30, 2002               $8,810        $8,430
Sep 30, 2002               $7,210        $6,616
Dec 31, 2002               $7,610        $7,113
Mar 31, 2003               $7,490        $6,836
Jun 30, 2003               $8,810        $8,487
Sep 30, 2003               $9,640        $9,375
Dec 31, 2003              $10,920       $10,565

TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003**

                                                    LIFE OF
                                          ONE YEAR  FUND***
                                          --------  -------
Alger Small Capitalization Fund.........   43.50%    5.15%
Russell 2000 Growth Index...............   48.54%    3.20%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Russell 2000 Growth Index includes securities of companies in the Russell 2000 Index which have a greater than average growth orientation. The Russell 2000 Index includes the 2,000 companies with the smallest market capitalizations from the Russell 3000 Index, an index representing 98% of the investable U.S. equity market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Alger Small Capitalization Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from April 1, 2002 (commencement of operations) to December 31, 2003.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 DAVIS ADVISORS MARKET OVERVIEW

During the year-ended December 31, 2003, the stock market, as measured by the S&P 500 Index, returned 28.68%. U.S. economic activity, as measured by the gross domestic product trended down over the first six months of the year but improved sharply in the third quarter. Interest rates, as measured by the 10-year Treasury bond, declined steadily over the first six months and then rebounded sharply in the third quarter. Interest rates held steady in the fourth quarter. This combination provided a favorable background for stocks as they advanced strongly in the fourth quarter.

 DAVIS FINANCIAL FUND (SUBADVISED BY DAVIS ADVISORS)

The Fund returned 34.42% for the year ended December 31, 2003, compared with a return of 28.68% for the S&P 500 Index. Contributors and detractors to relative performance over the year included:

    - The financial services sector as a whole outperformed the S&P 500 Index. In addition, the specific companies in the financial services sector, which the Fund owned, outperformed the majority of financial services companies included in the Index. American Express, up 37.66%, D&B Corp., up 47.03% and Golden West Financial, up 44.31%, were important Fund holdings in this sector.

    - The Fund also makes strategic investments in non-financial companies. These companies as a group were strong contributors to both relative and absolute performance. These companies included Tyco International, up 55.57%, and Sealed Air Corp., up 45.15%.

    - In the strong bull market cash holdings were a drag on relative performance. The Fund's short-term performance was also hurt by State Street Corp., down 18.57%, and Principal Financial Group, down 8.50%. The Fund sold both of these holdings.

We continue to believe that long-term demographics favor financial services companies. The Fund's investment strategy is to perform extensive research to buy companies with expanding earnings at value prices and hold them for the long term. After a strong year such as the Fund enjoyed in 2003, we caution investors not to be overly optimistic. We are strong supporters of long-term buy-and-hold investing.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT DECEMBER 31, 2003                                  AT DECEMBER 31, 2003
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
American Express Co.                       7.0%         Insurance                               25.2%
Julius Baer Holding, Ltd. AG               6.8%         Banking S & L                           22.6%
Tyco International Ltd.                    5.8%         Financial Services                      19.1%
Golden West Financial Corp.                5.3%         Investment Firm                         15.7%
Wells Fargo & Co.                          4.7%         Diversified Manufacturing                5.8%
Fifth Third Bancorp                        4.7%
Bank One Corp.                             4.7%
D&B Corp.                                  4.6%
Citigroup, Inc.                            4.5%
Janus Capital Group, Inc.                  4.4%

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE DAVIS FINANCIAL FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              DAVIS FINANCIAL FUND  S&P 500 INDEX
Jul 17, 2000               $10,000        $10,000
Jul 31, 2000               $10,010         $9,478
Aug 31, 2000               $10,880        $10,067
Sep 30, 2000               $10,930         $9,535
Oct 31, 2000               $10,930         $9,495
Nov 30, 2000               $10,390         $8,747
Dec 31, 2000               $11,339         $8,790
Mar 31, 2001               $10,157         $7,747
Jun 30, 2001               $11,069         $8,206
Sep 30, 2001                $9,503         $6,999
Dec 31, 2001               $10,594         $7,752
Mar 31, 2002               $10,574         $7,772
Jun 30, 2002                $9,443         $6,733
Sep 30, 2002                $8,033         $5,572
Dec 31, 2002                $8,640         $6,043
Mar 31, 2003                $8,083         $5,852
Jun 30, 2003                $9,904         $6,752
Sep 30, 2003               $10,211         $6,931
Dec 31, 2003               $11,613         $7,775

TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003**

                                                                  LIFE OF
                                     ONE YEAR   THREE YEARS       FUND***
                                     --------  --------------  --------------

Davis Financial Fund...............   34.42%            0.80%           4.42%
S&P 500 Index......................   28.68%           -4.05%          -7.05%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's 500 Index is a market-value weighted index of 500 stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Davis Financial Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from July 17, 2000 (commencement of operations) to December 31, 2003.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 DAVIS VENTURE VALUE FUND (SUBADVISED BY DAVIS ADVISORS)

The Fund returned 30.50% for the year ended December 31, 2003, compared with a return of 28.68% for the S&P 500 Index. Contributors and detractors to relative performance over the year included:

    - The Fund's large holdings in financial services companies, and their strong performance through the year, were the most important contributor to the Fund's strong relative performance. American Express, up 37.66% and Progressive Corp., up 68.68% were important contributors in this sector.

    - The capital goods companies which the Fund held as a group outperformed the Index by a substantial margin. Tyco International, up 55.57% was the Fund's most important contributor to the performance of this sector.

    - Weaker performance from the Fund's health care companies, and cash holdings were a drag on relative performance. The Fund's short-term performance was also hurt by Kraft, down 15.42%, Safeway, down 6.21%, and Takefuji, down 13.63%. The Fund sold its Safeway holdings but continues to hold the other two.

We have built a portfolio which is quite different in composition from the S&P 500 Index. The Fund's investment strategy is to perform extensive research to buy companies with expanding earnings at value prices and hold them for the long term. After a strong year such as the Fund enjoyed in 2003, we caution investors not to be overly optimistic. We are strong supporters of long-term buy-and-hold investing.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT DECEMBER 31, 2003                                  AT DECEMBER 31, 2003
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
American Express Co.                      7.6%          Insurance                               19.4%
Altria Group, Inc.                        6.1%          Banking S & L                           17.7%
American International Group, Inc.        5.7%          Financial Services                      11.9%
Berkshire Hathaway, Inc.                  4.8%          Consumer Products & Services             6.1%
Tyco International Co.                    4.3%          Investment Firm                          5.4%
HSBC Holdings PLC                         4.3%
Citigroup, Inc.                           4.1%
Wells Fargo & Co.                         3.9%
The Progressive Corp.                     3.7%
Bank One Corp.                            3.6%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE DAVIS VENTURE VALUE FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              DAVIS VENTURE VALUE FUND  S&P 500 INDEX
Jul 17, 2000                   $10,000        $10,000
Jul 31, 2000                    $9,640         $9,478
Aug 31, 2000                   $10,220        $10,067
Sep 30, 2000                    $9,770         $9,535
Oct 31, 2000                    $9,790         $9,495
Nov 30, 2000                    $9,300         $8,747
Dec 31, 2000                    $9,858         $8,790
Mar 31, 2001                    $8,885         $7,747
Jun 30, 2001                    $9,156         $8,206
Sep 30, 2001                    $7,943         $6,999
Dec 31, 2001                    $8,812         $7,752
Mar 31, 2002                    $8,731         $7,772
Jun 30, 2002                    $7,894         $6,733
Sep 30, 2002                    $6,897         $5,572
Dec 31, 2002                    $7,380         $6,043
Mar 31, 2003                    $7,028         $5,852
Jun 30, 2003                    $8,248         $6,752
Sep 30, 2003                    $8,405         $6,931
Dec 31, 2003                    $9,632         $7,775

TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003**

                                                                  LIFE OF
                                     ONE YEAR   THREE YEARS       FUND***
                                     --------  --------------  --------------
Davis Venture Value Fund...........   30.50%           -0.77%          -1.08%
S&P 500 Index......................   28.68%           -4.05%          -7.05%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's 500 Index is a market-value weighted index of 500 stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Davis Venture Value Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from July 17, 2000 (commencement of operations) to December 31, 2003.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 NEUBERGER BERMAN MANAGEMENT, INC. MARKET OVERVIEW

After three years of losses, the bear market for stocks ended in 2003 with the first year of positive returns for the S&P 500, DJIA & NASDAQ since 1999.

Even though the economy had recovered from the recession lows, many investors feared that growth was fragile as business spending remained tepid and employment was weak. However, the Federal Reserve held rates low, which in turn allowed consumer spending to be unleashed from massive mortgage refinancing. In addition, fiscal stimulus provided strength to consumers through tax cuts and spending hikes. Finally, the end to major conflict in Iraq provided the psychological lift to boost equity prices. Corporate earnings jumped in the third and fourth quarter as economic growth picked up steam.

All major equity indices registered gains with growth and value styles advancing about the same amount in 2003. Small capitalization and technology stocks generated the greatest returns. The Russell 2000 small cap index was up a record 47.25%, beating the Russell 1000's return of 29.89% for the fifth straight year. The Russell Midcap index wasn't too far behind small caps with a 40.06% advance. The stocks of cyclical and less quality firms performed much better than larger, high quality and stable companies.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 NEUBERGER BERMAN MID CAP GROWTH FUND
 (SUBADVISED BY NEUBERGER BERMAN MANAGEMENT, INC.)

The Neuberger Berman Mid Cap Growth Fund, while posting positive returns of 29.08%, underperformed the Russell Midcap Growth Index, which returned 42.71% in the year ending December 31, 2003. Mid-cap growth managers struggled versus the benchmark in 2003, with the Russell Mid Cap Growth Index return ranking in the top 16% of the peer group as defined by Lipper.

The largest contributors to portfolio performance for the year were security selection within Industrials, Telecommunications and Energy. In Industrials our emphasis on education stocks was additive to performance. Also, stock selection within Telecommunications was additive to performance for the year. Although one of the weaker performing sectors on a year-to-date basis, security selection within Energy was additive to performance due to the fact that companies that had the ability to either increase reserves or production within oil and gas were emphasized such as: Murphy Oil (MUR) and XTO Energy (XTO)

In addition, in terms of sector allocation our overweight Information Technology
(IT) one of the strongest performing sectors was additive to performance for the year. Lastly, our under weight in Consumer Staples, one of the weaker sectors, was also contributory to performance.

Stock selection with Information Technology (IT) had the most negative impact on relative portfolio performance. The defensive nature of our holdings in this sector at the beginning of the second quarter fell behind the Indices as the market moved sharply upward in April and May. For example, the portfolio held names in technology that we believe would have performed well in the event that spending in this area does not improve significantly. These defensive, less cyclical, lower octane names under-performed the more cyclical, higher beta names in the sector. In May, we began repositioning the portfolio strategically to take advantage of this shift in the market. In addition holdings in Consumer Discretionary negatively impacted the portfolio as one holding reported a negative earnings surprise.

Into 2004 we believe that market leadership will continue in technology, consumer discretionary, industrials, materials and financials which have been areas that we have been emphasizing in the portfolios since the beginning of the second quarter 2003. Having said that we also believe that next years stock market will be highly rotational in terms of factor influences as the market continues to deal with hedge fund program trading and the mutual fund trading scandal.

TOP TEN EQUITY HOLDINGS                                        TOP FIVE INDUSTRIES
AT DECEMBER 31, 2003                                           AT DECEMBER 31, 2003
------------------------------------------------------------   ------------------------------------------------------------
                                             % OF NET ASSETS                                                % OF NET ASSETS
                                             ---------------                                                ---------------
Zebra Technologies Corp.                           2.6%         Electronics Semiconductors                        7.1%
Nextel Partners, Inc.                              1.7%         Computers & Business Equipment                    5.5%
Univision Communications, Inc.                     1.6%         Retail trade                                      5.5%
Coach, Inc.                                        1.5%         Drugs & Health Care                               5.2%
Franklin Resources, Inc.                           1.5%         Diversified Financial Services                    3.7%
Symantec Corp.                                     1.5%
Nordstrom, Inc.                                    1.5%
UTStarcom,Inc.                                     1.5%
Microchip Technology, Inc,                         1.5%
Harman International Industries, Inc.              1.4%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE NEUBERGER BERMAN MID CAP GROWTH FUND AND THE RUSSELL MIDCAP GROWTH INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               NEUBERGER BERMAN    RUSSELL MIDCAP
              MID CAP GROWTH FUND   GROWTH INDEX
May 1, 2001               $10,000         $10,000
Jun 30, 2001              $10,110          $9,958
Sep 30, 2001               $7,300          $7,190
Dec 31, 2001               $8,750          $9,135
Mar 31, 2002               $8,631          $8,974
Jun 30, 2002               $7,241          $7,335
Sep 30, 2002               $6,100          $6,075
Dec 31, 2002               $6,190          $6,632
Mar 31, 2003               $6,120          $6,631
Jun 30, 2003               $7,060          $7,875
Sep 30, 2003               $7,130          $8,438
Dec 31, 2003               $7,990          $9,464

TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003**

                                                                  LIFE OF
                                     ONE YEAR    TWO YEARS        FUND***
                                     --------  --------------  --------------
Neuberger Berman Mid Cap Growth
  Fund.............................   29.08%           -4.44%          -8.06%
Russell Midcap Growth Index........   42.71%            1.78%          -2.04%

*The performance data of the indices has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The indices are unmanaged and have no fees or costs. The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Neuberger Berman Mid Cap Growth Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from May 1, 2001 (commencement of operations) to December 31, 2003.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 NEUBERGER BERMAN MID CAP VALUE FUND
 (SUBADVISED BY NEUBERGER BERMAN MANAGEMENT, INC.)

The Neuberger Berman Mid Cap Value Fund produced a solid total return of 36.35% in 2003 but fell shy of the Russell Midcap Value Index (RMCV) return of 38.07%.

On an absolute basis, the Fund's holdings in Consumer Discretionary and Financials made the largest contribution to portfolio total return. The positive impacts of portfolio holdings within Health Care, Energy, Industrials and Information Technology (IT) were also sizable.

On a relative basis, strong stock selection in Consumer Discretionary and Energy was beneficial, while lower returns in Health Care and Financials led to underperformance of the index.

We continue to be significantly overweight the Health Care and Energy sectors and substantially underweight Information Technology and Utilities. This is not due to our outlook on the sectors themselves, but is a result of our bottom-up stock selection process. We believe our holdings within Health Care and Energy remain very attractive on a fundamental and valuation basis. The fundamentals of the companies we own in both sectors are, in our opinion, more favorable now, going into 2004, than they were going into 2003. Even if commodity prices end up being weaker than expected, we have confidence that our holdings would still be able to meet our earnings expectations, given their solid balance sheets and low operating and financing costs that would protect margins. In addition, their low valuation multiples would likely provide a cushion against stock price pressures. As for our underweight allocation to Information Technology, we have simply been unable to find many quality companies at valuations not already reflecting highly optimistic economic and earnings growth assumptions.

We have a neutral view on the stock market; i.e., we believe 2004 is likely to be a year of normal, single-digit returns. After a strong 2003, we believe investors' positive expectations are already being reflected in many equity valuations, and see little remaining that could carry the market significantly higher. We do, however, believe that there is ample opportunity for select stocks in 2004: those companies trading at valuations below what they are worth. We note that our portfolio trades at a 22% discount to the RMCV based on 2004 earnings expectations, and is 32% cheaper than mid-caps overall on the same basis (as represented in the Russell MidCap). In addition, our portfolio has a higher return on equity (a measure of profitability and how effectively companies use shareholders' money) and higher historical & projected earnings growth rates than the RMCV. This is representative of our high quality discipline, and of our affinity for growth but our discipline of under-paying for it.

We can't predict what the economy or the market will do in 2004. This is irrelevant given that we run the portfolio on a bottom-up basis. What we do to reduce risk is pay low prices for what we believe are strong, well-run businesses possessing the ability to act/react to favorable and unfavorable economic conditions and events. We also try to ensure that there is enough upside potential to justify the investment risks we take.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT DECEMBER 31, 2003                                  AT DECEMBER 31, 2003
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Constellation Brands, Inc.                 2.5%         Oil Crude Producers                      6.7%
Triad Hospitals, Inc.                      2.5%         Financial Miscellaneous                  6.4%
Oxford Health Plans, Inc.                  2.4%         Auto Parts                               5.3%
First Tennessee National Corp.             2.4%         Financial Services                       5.2%
RenaissanceRe Holdings Ltd.                2.3%         Banks                                    4.9%
Charter One Financial, Inc.                2.3%
Radian Group, Inc.                         2.3%
Manpower, Inc.                             2.3%
V.F. Corp.                                 2.3%
Lear Corp.                                 2.3%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE NEUBERGER BERMAN MID CAP VALUE FUND AND THE RUSSELL MIDCAP VALUE INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               NEUBERGER BERMAN   RUSSELL MIDCAP
              MID CAP VALUE FUND   VALUE INDEX
May 1, 2001              $10,000         $10,000
Jun 30, 2001             $10,060         $10,146
Sep 30, 2001              $8,980          $8,975
Dec 31, 2001              $9,893         $10,055
Mar 31, 2002             $10,374         $10,850
Jun 30, 2002             $10,014         $10,343
Sep 30, 2002              $8,538          $8,485
Dec 31, 2002              $8,950          $9,085
Mar 31, 2003              $8,759          $8,716
Jun 30, 2003             $10,045         $10,276
Sep 30, 2003             $10,618         $10,886
Dec 31, 2003             $12,204         $12,543

TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003**

                                                          LIFE OF
                                     ONE YEAR  TWO YEARS  FUND***
                                     --------  ---------  -------
Neuberger Berman Mid Cap Value
  Fund.............................   36.35%     11.07%    7.74%
Russell Midcap Value Index.........   38.07%     11.69%    8.87%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Neuberger Berman Mid Cap Value Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from May 1, 2001 (commencement of operations) to December 31, 2003.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 OPCAP ADVISORS MARKET OVERVIEW

The stock market turned sharply higher in 2003, fueled by an improving economy and better-than-expected corporate earnings. The year was a huge success for the market, as the S&P 500 Index returned 28.68%, its first annual gain since 1999.

The stocks of mid-sized companies outperformed those of large companies, as the S&P MidCap 400 Index returned 35.62%. Small company stocks performed best, as the S&P SmallCap 600 Index returned 38.79%. Non-U.S. markets also had a strong year, the MSCI EAFE (Europe, Australia and Far East) Index rose 35.28%.

During the fourth quarter in particular, exceedingly positive economic news -- including bullish reports on corporate profits, gross domestic product ("GDP") growth and productivity -- matched or topped the expectations that had been priced into the equity markets. In November, the federal government revised third-quarter GDP growth to a sizzling 8.2% annual rate, up from the already-buoyant 7.2% initial estimate.

The question is whether the economic expansion is here to stay. We believe it is. While an 8.2% GDP growth rate is likely not sustainable, we believe the economy can grow at an above-average pace for many quarters to come. The current expansion represents, in our view, the coming together of previous technology investments, business process improvements, widespread cost reductions and monetary stimulus. There has been a time lag between the favorable actions and the economic benefits, but we believe this lag has now passed.

Two areas of potential economic concern are unemployment and the decline of the dollar. We see unemployment abating to normal levels over the course of 2004 as the expansion progresses and businesses find that even with improved productivity, workers must be hired to keep pace. As for the dollar, we do not view its decline thus far as cause for concern. We have long believed the dollar to be overvalued and over time expect the currency to stabilize near its fair value.

Even with the sharp rise in stock prices in 2003, we perceive valuations as being reasonable against low inflation, historically low interest rates and improving corporate profits. As the economy continues to demonstrate not only health but also strength, we anticipate further economic growth and an accompanying rise in equity prices.

Looking specifically to 2004, the stock market is not likely to match the exceptional gains of 2003. Nonetheless, we believe stocks have room to advance during the coming year. Through careful research, we will continue to seek out stocks trading at large discounts to intrinsic value, as the dual goals of controlling risk and providing excellent long-term investment performance are pursued.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 VALUE EQUITY FUND (SUBADVISED BY OPCAP ADVISORS)

The SC Value Equity Fund returned 32.76%, exceeding the 30.03% return of the benchmark Russell 1000 Value Index. The Fund invests in companies priced below our estimate of intrinsic value with a goal of controlling risk and generating long-term capital appreciation. The Fund's consumer discretionary, materials and consumer staple holdings performed particularly well, partially offsetting the underperformance of the Fund's financial stocks. EMC (data storage products) was the largest contributor to performance, approximately doubling in price on new product introductions and improving earnings. Profits were taken on this position as it was sold as the price advanced. Dollar General (discount retailing) increased on higher earnings and favorable same-store sales trends. Other contributors to performance included, Citigroup (financial services), Sears Roebuck (retailing) and ConocoPhillips (oil and gas). UnumProvident (disability insurance) was the largest detractor from performance, declining after the company restated prior year earnings. This investment was increased on price weakness. Other detractors from performance included, Anadarko Petroleum (oil and gas) and Boeing (aircraft and aerospace). Both of these positions were sold.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT DECEMBER 31, 2003                                  AT DECEMBER 31, 2003
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
ConocoPhillips                             5.0%         Financial Services                      14.6%
Freddie Mac                                4.3%         Banking                                 10.6%
International Paper Co.                    3.9%         Energy                                  10.6%
Fannie Mae                                 3.5%         Insurance                                6.4%
Citigroup, Inc.                            3.3%         Media                                    5.5%
BP PLC                                     3.3%
Exelon Corp.                               3.1%
Inco Ltd.                                  2.9%
Wells Fargo & Co.                          2.9%
Hughes Electronics Corp.                   2.9%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE VALUE EQUITY FUND AND THE RUSSELL 1000 VALUE INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              VALUE EQUITY FUND  RUSSELL 1000 VALUE INDEX
Jul 17, 2000            $10,000                   $10,000
Jul 31, 2000             $9,690                    $9,437
Aug 31, 2000            $10,210                   $10,135
Sep 30, 2000            $10,240                    $9,665
Oct 31, 2000            $10,890                    $9,549
Nov 30, 2000            $10,730                    $8,676
Dec 31, 2000            $11,335                    $8,781
Mar 31, 2001            $11,305                   $10,215
Jun 30, 2001            $11,619                   $10,714
Sep 30, 2001            $10,619                    $9,541
Dec 31, 2001            $11,049                   $10,244
Mar 31, 2002            $10,912                   $10,663
Jun 30, 2002             $9,235                    $9,755
Sep 30, 2002             $7,355                    $7,924
Dec 31, 2002             $8,014                    $8,654
Mar 31, 2003             $7,811                    $8,163
Jun 30, 2003             $9,101                    $9,573
Sep 30, 2003             $9,400                    $9,771
Dec 31, 2003            $10,639                   $11,157

TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003**

                                                                          LIFE OF
                                        ONE YEAR        THREE YEARS       FUND***
                                     ---------------  ---------------  --------------
Value Equity Fund..................           32.76%           -2.09%           1.81%
Russell 1000 Value Index...........           30.03%            1.22%           3.21%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The Russell 1000 Value Index measures the performance of companies with lower price-to-book ratios and lower forecasted growth values in the Russell 1000 Index, an index which measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Value Equity Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from July 17, 2000 (commencement of operations) to December 31, 2003.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 VALUE MANAGED FUND (SUBADVISED BY OPCAP ADVISORS)

The Valued Managed Fund outperformed its benchmark in a sharply higher stock market. The Fund returned 29.07% versus 28.68% for the benchmark S&P 500 Index. During 2003, the Fund's consumer discretionary and consumer staple stocks performed particularly well, partially offsetting the relative underperformance of the financial services stocks. Among individual stocks, retailer Sears Roebuck was the top contributor to performance. This investment was purchased in the second quarter and benefited performance as the price advanced. Tyco International (diversified industrial company) was another new position which contributed significantly to performance. This company was also purchased in the second quarter when, in our view, it was inexpensive due to the cloud hanging over the company related to the actions of prior management. New management is revitalizing the company, which has provided the stock with a lift. Other contributors to performance included, Hughes Electronics (satellite TV), Citigroup (financial services) and Dollar General (discount retailing). UnumProvident (disability insurance) was the largest detractor from performance, declining after the company restated prior year earnings. Other detractors included Boeing (aircraft and aerospace), which was sold in the second quarter, and Tenet Healthcare (hospitals).

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT DECEMBER 31, 2003                                  AT DECEMBER 31, 2003
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Freddie Mac                                5.8%         Financial Services                      19.6%
Sears Roebuck & Co.                        5.1%         Retail                                   7.6%
Hughes Electronics Corp.                   5.0%         Multimedia                               7.5%
Fannie Mae                                 4.6%         Energy                                   7.4%
Wells Fargo & Co.                          4.3%         Health Care Facilities                   7.4%
Tyco International Ltd.                    4.3%
Citigroup, Inc.                            3.9%
Pfizer, Inc.                               3.4%
ConocoPhillips                             3.3%
BP PLC                                     3.3%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE VALUE MANAGED FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              VALUE MANAGED FUND  S&P 500 INDEX
Jul 17, 2000             $10,000        $10,000
Jul 31, 2000              $9,860         $9,478
Aug 31, 2000             $10,290        $10,067
Sep 30, 2000             $10,420         $9,535
Oct 31, 2000             $10,879         $9,495
Nov 30, 2000             $10,819         $8,747
Dec 31, 2000             $11,388         $8,790
Mar 31, 2001             $11,104         $7,747
Jun 30, 2001             $11,378         $8,206
Sep 30, 2001             $10,411         $6,999
Dec 31, 2001             $10,696         $7,752
Mar 31, 2002             $10,756         $7,772
Jun 30, 2002              $9,634         $6,733
Sep 30, 2002              $8,065         $5,572
Dec 31, 2002              $8,404         $6,043
Mar 31, 2003              $8,095         $5,844
Jun 30, 2003              $9,309         $6,743
Sep 30, 2003              $9,688         $6,922
Dec 31, 2003             $10,847         $7,765

TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003**

                                                                  LIFE OF
                                     ONE YEAR   THREE YEARS       FUND***
                                     --------  --------------  --------------
Value Managed Fund.................   29.07%           -1.61%           2.38%
S&P 500 Index......................   28.68%           -4.05%          -7.05%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's 500 Index is a market-value weighted index of 500 stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Value Managed Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from July 17, 2000 (commencement of operations) to December 31, 2003.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 VALUE MID CAP FUND (SUBADVISED BY OPCAP ADVISORS)

In a strong year for mid cap stocks, the Value Mid Cap Fund returned 32.04% for the year ended December 31, 2003. This performance compared to the 40.18% return for the S&P MidCap 400/Barra Value Index. Nearly one-third of the Fund's assets are invested in the industrial sector, where good values have been identified. We are focused on owning industrial firms that have the operating leverage to increase earnings significantly in an improving economy. In fact, the Fund's industrial holdings were strong performers during 2003, returning 40.46% versus 33.46% for the industrial sector of the S&P MidCap Index. The Fund's consumer staple investments also performed well, while the financial and technology positions lagged the market. For the year, among individual stocks, Dollar General (discount retailing) was the top contributor to performance, rising sharply on higher earnings and favorable same-store sales trends. Canadian National Railway, the second largest contributor to performance, benefited from an improving economic environment. Invitrogen, another top contributor, was purchased early in 2003 and sold during the fourth quarter as profits were taken. This company provides specialty chemicals used in life science and discovery applications and clinical research. The Fund's investments in both Diebold (ATM machines and electronic voting machines) and Actuant (motion control tools and hydraulic equipment) also contributed strongly to performance. Electro Scientific (high-tech manufacturing equipment) was the largest detractor from performance, declining due to the company's delays in filing financial statements. Other detractors included Apogent Technologies (equipment and disposables for the clinical research industry) and Tenet Healthcare (hospitals). All three of these positions have been sold.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT DECEMBER 31, 2003                                  AT DECEMBER 31, 2003
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Aramark Corp.                              4.9%         Manufacturing                            9.9%
Lamar Advertising Co.                      4.0%         Commercial Services                      8.8%
Millipore Corp.                            3.8%         Insurance                                8.0%
Alliant Techsystems, Inc.                  3.6%         Advertising                              7.6%
Canadian National Railway Co.              2.9%         Aerospace                                6.1%
Mettler-Toledo International, Inc.         2.7%
Rockwell Collins, Inc.                     2.5%
Nationwide Financial
  Services, Inc.                           2.5%
Oshkosh Truck Corp.                        2.5%
Actuant Corp.                              2.5%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE VALUE MID CAP FUND AND THE S&P MIDCAP 400/BARRA VALUE INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              VALUE MID CAP   S&P MIDCAP 400/
                  FUND       BARRA VALUE INDEX
Jul 17, 2000        $10,000            $10,000
Jul 31, 2000         $9,670             $9,456
Aug 31, 2000        $10,330            $10,512
Sep 30, 2000         $9,980            $10,441
Oct 31, 2000        $10,361            $10,087
Nov 30, 2000         $9,610             $9,325
Dec 31, 2000        $10,337            $10,039
Mar 31, 2001         $9,804            $11,264
Jun 30, 2001        $10,658            $12,328
Sep 30, 2001         $9,181            $10,724
Dec 31, 2001        $11,044            $12,500
Mar 31, 2002        $11,537            $13,740
Jun 30, 2002        $10,440            $12,934
Sep 30, 2002         $9,294            $10,543
Dec 31, 2002        $10,386            $11,236
Mar 31, 2003         $9,934            $10,571
Jun 30, 2003        $11,473            $12,599
Sep 30, 2003        $11,936            $13,504
Dec 31, 2003        $13,714            $15,733

TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003**

                                                             LIFE OF
                                     ONE YEAR  THREE YEARS   FUND***
                                     --------  -----------  ---------
Value Mid Cap Fund.................   32.04%        9.88%      9.56%
S&P MidCap 400/Barra Value Index...   40.18%       10.52%     14.01%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The S&P MidCap 400/Barra Value Index is an unmanaged, weighted index of the stock performance of industrial, transportation, utility and financial companies. The index represents the performance of 400 of these companies having medium size market capitalizations with low price-to-book ratios and low price-to-earnings ratios.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Value Mid Cap Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from July 17, 2000 (commencement of operations) to December 31, 2003.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 VALUE SMALL CAP FUND (SUBADVISED BY OPCAP ADVISORS)

In a very strong year for small-cap stocks, the Value Small Cap Fund returned 41.62% for the year, trailing the Russell 2000 Value Index return of 46.03%. The Fund invests in undervalued companies with market capitalizations of less than $2 billion at the time of purchase. The Fund's consumer discretionary stocks performed well, particularly the retailer positions, which had especially strong gains. Among individual stocks, one-concept retailers Aeropostale (teen apparel) and Christopher & Banks (women's apparel) were the top two contributors to the Fund's performance and Michaels Stores (arts and crafts materials, and home decor) was the fourth largest contributor. These stocks were purchased in late 2002 and early 2003 when, in our view, they were inexpensive due to consumer jitteriness concerning the economy and Middle East military action. As the stocks rebounded, all three positions were sold at a profit. Also contributing positively to performance was Wabash National (truck trailer manufacturer) and Intertape Polymer (specialty packaging materials). The largest detractor from performance was Tier Technologies, which provides technology services to state and local governments. This position was increased after its price fell. We are becoming more encouraged now that a new management team at Tier has begun to exit unprofitable and marginal business operations, reduce costs and win important new contracts.

TOP TEN EQUITY HOLDINGS                             TOP FIVE INDUSTRIES
AT DECEMBER 31, 2003                                AT DECEMBER 31, 2003
--------------------------------------------------- ---------------------------------------------------------
                                    % OF NET ASSETS                                           % OF NET ASSETS
                                    ---------------                                           ---------------
Regeneration Technologies, Inc.           2.8%        Financial Services                           14.5%
Interface, Inc.                           2.8%        Retail                                       10.3%
Astec Industries, Inc.                    2.7%        Machinery & Manufacturing                     9.2%
Jos. A. Bank Clothiers, Inc.              2.5%        Computer Services                             5.8%
NeoPharm, Inc.                            2.3%        Real Estate                                   5.7%
EMCOR Group, Inc.                         2.3%
Intertape Polymer Group, Inc.             2.2%
Wabash National Corp.                     2.2%
West Marine, inc.                         2.2%
Innkeepers USA Trust                      2.1%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE VALUE SMALL CAP FUND AND THE RUSSELL 2000 VALUE INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              VALUE SMALL CAP FUND  RUSSELL 2000 VALUE INDEX
Jul 17, 2000               $10,000                   $10,000
Jul 31, 2000               $10,050                    $9,228
Aug 31, 2000               $10,420                    $9,932
Sep 30, 2000               $10,600                    $9,640
Oct 31, 2000               $10,990                    $9,210
Nov 30, 2000               $10,830                    $8,264
Dec 31, 2000               $12,191                    $8,974
Mar 31, 2001               $11,046                   $11,140
Jun 30, 2001               $13,205                   $12,450
Sep 30, 2001               $11,238                   $10,789
Dec 31, 2001               $13,278                   $12,592
Mar 31, 2002               $14,270                   $13,785
Jun 30, 2002               $13,173                   $13,493
Sep 30, 2002               $10,212                   $10,620
Dec 31, 2002               $10,541                   $11,143
Mar 31, 2003                $9,905                   $10,578
Jun 30, 2003               $12,111                   $12,981
Sep 30, 2003               $13,017                   $13,984
Dec 31, 2003               $14,928                   $16,273

TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003**

                                                             LIFE OF
                                     ONE YEAR  THREE YEARS   FUND***
                                     --------  -----------  ---------
Value Small Cap Fund...............   41.62%        6.98%     12.28%
Russell 2000 Value Index...........   46.03%       13.83%     15.10%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The Russell 2000 Value Index is an unmanaged, market-weighted total return index that measures the performance of companies within the Russell 2000 Index having lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index includes the 2000 companies with the smallest market capitalizations from the Russell 3000 Index, an index representing 98% of the investable US equity market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Value Small Cap Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from July 17, 2000 (commencement of operations) to December 31, 2003.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 WELLINGTON MANAGEMENT CO., LLP MARKET OVERVIEW

US equity markets rebounded in 2003, punctuated by a strong fourth quarter as the earnings driven recovery continued to unfold. Low interest rates, tax cuts, a stabilizing employment picture and the weak dollar provided a boost to the US economy, and in turn, investor confidence. Risk was rewarded in 2003, as more speculative stocks gained favor over companies with strong balance sheets and dependable earnings. The spread of corporate impropriety to the housing market, the New York Stock Exchange, and the mutual fund industry, as well as lingering effects from the war in Iraq, failed to dampen investors' enthusiasm. Investors focused on a strengthening economy, better market prospects, and a Federal Reserve committed to keeping interest rates low.

The economic recovery is now visible on a global scale, with US growth and corporate profits powering ahead. We expect continued, sustainable growth in 2004. A rise in consumer disposable income from tax cuts implemented last summer has kept consumption on an accelerating trend. As the benefit from the tax cut fades, job and salary growth will need to shoulder the consumption burden and signs in the labor market have been generally positive. It is fair to say, however, that with the strong market returns in 2003, we remain cautious looking ahead. We remain cognizant of issues threatening the US equity market, including declining liquidity, looming structural concerns, and relatively high equity valuations. We do not anticipate that the Fed will seriously consider raising rates until the back half of '04 and expect a decelerating trend in inflation over the coming months.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 BLUE CHIP MID CAP FUND (SUBADVISED BY WELLINGTON MANAGEMENT CO., LLP)

The SC Blue Chip Mid Cap Fund returned 36.09% during the twelve months ended December 31, 2003, outpacing the 35.62% return for S&P Mid Cap 400 Index.

The Fund's performance relative to the Index was helped by strong stock selection in the Financials, Telecommunications, and Information Technology sectors. The Fund also benefited from an overweight allocation to the Health Care sector, which performed well in 2003. Performance was held back somewhat due to weaker stock selection in the Consumer Discretionary and Consumer Staples sectors, as well as to an underweight allocation to the strong Information Technology sector.

Key individual contributors on an absolute basis included Countrywide Financial and Hudson City Bancorp, which benefited from the strong housing and refinancing markets spurred by the low interest rate environment during 2003. Millennium Pharmaceuticals rose sharply during the year, driven by the success of its oncology drug Velcade to treat a bone marrow cancer known as multiple myeloma and the slight possibility that this drug may also help treat solid tumors. Guidant also performed well during the period on increased application of its resynchronization defibrillators, strong growth in its implantable cardioverter defibrillators, and a slower than expected decline in its bare metal stent business.

The biggest individual detractors from performance on an absolute basis during 2003 included Pepsi Bottling Group, whose results were negatively impacted by cold and inclement weather in the first quarter of the year. Newell Rubbermaid also underperformed on a disappointing attempt to turn its business around.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT DECEMBER 31, 2003                                  AT DECEMBER 31, 2003
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Countrywide Financial Corp.                2.5%         Software & Services                     10.1%
Guidant Corp.                              1.8%         Banks                                    8.6%
XTO Energy, Inc.                           1.6%         Capital Goods                            7.7%
Intuit, Inc.                               1.6%         Pharmaceuticals & Biotechnology          6.4%
ASML Holdings N.V.                         1.5%         Commercial Services & Supplies           6.2%
VeriSign, Inc.                             1.5%
Parker-Hannifin Corp.                      1.5%
Health Management Associates, Inc.         1.5%
EOG Resources, Inc.                        1.5%
Lear Corp.                                 1.4%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE BLUE CHIP MID CAP FUND AND THE S&P MIDCAP 400 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              BLUE CHIP MID CAP FUND  S&P MIDCAP 400 INDEX
Sep 1, 99                    $10,000               $10,000
Sep 30, 99                    $9,700                $9,691
Dec 31, 99                   $12,707               $11,357
Mar 31, 2000                 $15,610               $12,798
Jun 30, 2000                 $15,187               $12,376
Sep 30, 2000                 $16,768               $13,879
Dec 31, 2000                 $15,879               $13,345
Mar 31, 2001                 $13,918               $11,907
Jun 30, 2001                 $15,446               $13,474
Sep 30, 2001                 $12,790               $11,242
Dec 31, 2001                 $15,366               $13,264
Mar 31, 2002                 $16,004               $14,156
Jun 30, 2002                 $14,910               $12,838
Sep 30, 2002                 $12,243               $10,714
Dec 31, 2002                 $13,075               $11,339
Mar 31, 2003                 $12,813               $10,836
Jun 30, 2003                 $15,127               $12,747
Sep 30, 2003                 $15,663               $13,586
Dec 31, 2003                 $17,794               $15,378

TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003**

                                                             LIFE OF
                                     ONE YEAR  THREE YEARS   FUND***
                                     --------  -----------  ----------
Blue Chip Mid Cap Fund.............   36.09%       3.87%      14.22%
S&P MidCap 400 Index...............   35.62%       4.84%      10.44%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's MidCap 400 Index is a capitalization-weighted index that measures the mid-range sector of the U.S. stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Blue Chip Mid Cap Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from September 1, 1999 (commencement of operations) to December 31, 2003.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 INVESTORS FOUNDATION FUND (SUBADVISED BY WELLINGTON MANAGEMENT CO., LLP)

The Investors Foundation Fund returned 29.20% during the twelve months ended December 31, 2003, outperforming the S&P 500 Index, which returned 28.68%.

The Fund's out-performance relative to the Index during the period came primarily from strong stock selection, particularly in Financials, Industrials, and Health Care. Information Technology, the best performing sector in the Index, was the one prominent detractor from relative return comparisons due to weaker stock selection.

Key individual contributors to Fund performance, on an absolute basis, were Cisco Systems (Information Technology), Citigroup (Financials), and Intel (Information Technology). Cisco Systems rose sharply during the year, driven by its aggressive growth in the storage switch business, and increased orders in the second half of the year. Citigroup continued to execute well while controlling its expenses. Intel benefited from the strong semiconductor cycle in 2003, increasing guidance during the year and beating earnings expectations.

Schering-Plough (Health Care), Qwest Communications (Telecommunication Services), and Pepsi Bottling (Consumer Staples) detracted the most from Fund performance, on an absolute basis, during the year. Schering-Plough has been undergoing competitive pressures across several key drug franchises. Qwest Communications was held back due to delayed audited financials, and disappointing earnings results. Pepsi Bottling underperformed due to severe weather in the first quarter across half of their US territories. Both Qwest Communications and Pepsi Bottling had been eliminated from the Fund at the year-end. Schering-Plough remains a modest holding.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT DECEMBER 31, 2003                                  AT DECEMBER 31, 2003
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Microsoft Corp                             4.5%         Banks                                    9.1%
Citigroup, Inc.                            4.3%         Pharmaceuticals & Biotechnology          8.7%
Cisco Systems, Inc.                        2.7%         Diversified Financial                    7.7%
Bank of America Corp.                      2.6%         Software & Services                      7.3%
Altria Group, Inc.                         2.5%         Technology Hardware & Company            7.2%
United Technologies Corp.                  2.3%
Fannie Mae                                 2.2%
The Coca-Cola Co                           2.2%
International Business Machines
  Corp                                     2.1%
First Data Corp.                           2.0%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INVESTORS FOUNDATION FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              INVESTORS FOUNDATION FUND  S&P 500 INDEX
Sep 1, 99                       $10,000        $10,000
Sep 30, 99                       $9,680         $9,726
Dec 31, 99                      $11,213        $11,173
Mar 31, 2000                    $11,684        $11,429
Jun 30, 2000                    $11,353        $11,126
Sep 30, 2000                    $11,313        $11,018
Dec 31, 2000                    $10,547        $10,156
Mar 31, 2001                     $9,635         $8,952
Jun 30, 2001                    $10,275         $9,476
Sep 30, 2001                     $8,691         $8,085
Dec 31, 2001                     $9,711         $8,949
Mar 31, 2002                     $9,547         $8,973
Jun 30, 2002                     $8,415         $7,771
Sep 30, 2002                     $6,749         $6,429
Dec 31, 2002                     $7,299         $6,971
Mar 31, 2003                     $7,003         $6,751
Jun 30, 2003                     $8,043         $7,791
Sep 30, 2003                     $8,339         $7,997
Dec 31, 2003                     $9,430         $8,971

TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003**

                                                                  LIFE OF
                                     ONE YEAR   THREE YEARS       FUND***
                                     --------  --------------  --------------
Investors Foundation Fund..........   29.20%           -3.66%          -1.35%
S&P 500 Index......................   28.68%           -4.05%          -2.48%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's 500 Index is a market-value weighted index of 500 stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Investors Foundation Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from September 1, 1999 (commencement of operations) to December 31, 2003.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 SELECT EQUITY FUND (SUBADVISED BY WELLINGTON MANAGEMENT CO., LLP)

The SC Select Equity Fund returned 30.98% during the twelve months ended December 31, 2003, outperforming the S&P 500 Index, which returned 28.68%. The Fund's out-performance relative to the Index during the period was due to both positive sector allocation and strong stock selection. Stock selection was particularly strong in the Health Care and Information Technology sectors during 2003. Partially offsetting these positive results was weaker stock selection within Consumer Staples and Financials.

Top individual contributors to Fund performance, on an absolute basis, were Intel (Information Technology), Genzyme (Health Care), and Gap (Consumer Discretionary). Intel benefited from the strong semiconductor cycle in 2003, increasing guidance during the year and beating earnings expectations. Genzyme also performed well, on the strength of developments in their product pipeline. Finally, The Gap benefited from its strong management team.

Individual detractors from Fund performance, on an absolute basis, were Safeway (Consumer Staples), Pepsi Bottling (Consumer Staples) and Northrop Grumman (Industrials). All three stocks had been eliminated from the Fund as of year-end. Safeway struggled with an inability to control its cost structure as well as with an increased level of competition from the food and discount retailers. Pepsi Bottling was weak after a disappointing first quarter due to severe weather in half of their US territories. Northrop Grumman suffered from concerns regarding a less favorable settlement in Iraq, which caused defense stocks to fall out of favor.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT DECEMBER 31, 2003                                  AT DECEMBER 31, 2003
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Citigroup, Inc.                            4.7%         Pharmaceuticals & Biotechnology         18.6%
Pfizer, Inc.                               4.6%         Diversified Financials                  14.8%
Time Warner Inc.                           4.3%         Technology Hardware & Equipment         12.5%
The Gap, Inc.                              4.1%         Capital Goods                            9.0%
Eli Lilly & Co.                            4.1%         Retailing                                8.0%
Microsoft Corp.                            4.0%
American International Group, Inc.         3.8%
The Goldman Sachs Group, Inc.              3.6%
United Technologies Corp.                  3.5%
General Electric Co.                       3.5%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SELECT EQUITY FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              SELECT EQUITY FUND  S&P 500 INDEX
Sep 1, 99                $10,000        $10,000
Sep 30, 99                $9,700         $9,726
Dec 31, 99               $12,640        $11,173
Mar 31, 2000             $14,680        $11,429
Jun 30, 2000             $13,060        $11,126
Sep 30, 2000             $12,770        $11,018
Dec 31, 2000             $11,413        $10,156
Mar 31, 2001              $9,353         $8,952
Jun 30, 2001              $9,863         $9,476
Sep 30, 2001              $8,282         $8,085
Dec 31, 2001              $9,562         $8,949
Mar 31, 2002              $9,165         $8,973
Jun 30, 2002              $7,324         $7,771
Sep 30, 2002              $6,176         $6,429
Dec 31, 2002              $6,927         $6,971
Mar 31, 2003              $6,749         $6,751
Jun 30, 2003              $7,724         $7,791
Sep 30, 2003              $7,965         $7,997
Dec 31, 2003              $9,073         $8,971

TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003**

                                                                  LIFE OF
                                     ONE YEAR   THREE YEARS       FUND***
                                     --------  --------------  --------------
Select Equity Fund.................   30.98%           -7.36%          -2.22%
S&P 500 Index......................   28.68%           -4.05%          -2.48%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's 500 Index is a market-value weighted index of 500 stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Select Equity Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from September 1, 1999 (commencement of operations) to December 31, 2003.

ALL CAP FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES     VALUE

COMMON STOCK - 93.5%
ADVERTISING AGENCIES - 0.5%
The Interpublic Group of Cos., Inc.*....    1,714  $   26,738
                                                   ----------
AEROSPACE & DEFENSE - 5.6%
Lockheed Martin Corp....................    1,878      96,529
Raytheon Co.............................    3,193      95,918
The Boeing Co...........................    2,228      93,888
                                                   ----------
                                                      286,335
                                                   ----------
AGRICULTURE - 1.1%
IMC Global, Inc.........................    5,807      57,663
                                                   ----------
APPAREL & TEXTILES - 1.5%
Jones Apparel Group, Inc................      650      22,899
Warnaco Group, Inc.*....................    3,188      50,849
                                                   ----------
                                                       73,748
                                                   ----------
CABLE & SATELLITE OPERATORS - 2.1%
Comcast Corp. Class A*..................    3,281     107,846
                                                   ----------
CABLE TV SERVICES - 1.1%
Cablevision Systems New York Group
  Class A*..............................    2,437      57,001
                                                   ----------
CHEMICALS - DIVERSIFIED - 1.8%
Olin Corp...............................    4,527      90,812
                                                   ----------
COMPUTERS & BUSINESS EQUIPMENT - 1.7%
Brocade Communications
  Systems, Inc.*........................   15,196      87,833
                                                   ----------
CONSTRUCTION & MINING EQUIPMENT - 1.8%
Nabors Industries Ltd.*.................    2,195      91,092
                                                   ----------
CONSUMER PRODUCTS & SERVICES - 1.8%
Newell Rubbermaid, Inc..................    3,983      90,693
                                                   ----------
DRUGS - 8.2%
Alpharma, Inc. Class A..................    2,297      46,170
Bristol-Myers Squibb Co.................    2,879      82,339
Johnson & Johnson.......................    1,703      87,977
Merck & Co. Inc.........................    2,036      94,063
Pfizer, Inc.............................    3,061     108,145
                                                   ----------
                                                      418,694
                                                   ----------
DRUGS & HEALTH CARE - 2.1%
Tenet Healthcare Corp.*.................    6,703     107,583
                                                   ----------
ELECTRICAL EQUIPMENT - 2.6%
Vicor Corp.*............................   11,422     130,325
                                                   ----------
                                          SHARES     VALUE

ENERGY - 1.9%
Calpine Corp.*..........................   19,629  $   94,415
                                                   ----------
FINANCIAL SERVICES - 1.4%
J. P. Morgan Chase & Co.................    1,957      71,881
                                                   ----------
FOOD, BEVERAGES & TOBACCO - 5.5%
Archer-Daniels-Midland Co...............    8,713     132,612
Hain Celestial Group, Inc.*.............    2,443      56,702
Sara Lee Corp...........................    4,123      89,510
                                                   ----------
                                                      278,824
                                                   ----------
FOODS - 1.4%
Smithfield Foods, Inc.*.................    3,464      71,705
                                                   ----------
HEALTH CARE EQUIPMENT & SUPPLIES - 1.7%
Baxter International, Inc...............    2,861      87,318
                                                   ----------
INSURANCE - 7.1%
Allmerica Financial Corp.*..............    1,940      59,694
Aon Corp................................    3,904      93,462
Prudential Financial, Inc...............    2,134      89,137
Unumprovident Corp......................    7,619     120,151
                                                   ----------
                                                      362,444
                                                   ----------
INFORMATION TECHNOLOGY CONSULTING & SERVICES - 2.1%
BMC Software, Inc.*.....................    5,773     107,666
                                                   ----------
MACHINERY - 3.6%
AGCO Corp.*.............................    4,991     100,519
UNOVA, Inc.*............................    3,507      80,485
                                                   ----------
                                                      181,004
                                                   ----------
MANUFACTURING - DIVERSIFIED - 1.4%
Honeywell International, Inc............    2,153      71,975
                                                   ----------
MULTIMEDIA - 3.4%
Pegasus Communications Corp.
  Class A*..............................    4,489     126,051
Viacom Inc. Class B.....................    1,030      45,712
                                                   ----------
                                                      171,763
                                                   ----------
OIL & GAS - 0.9%
Anadarko Petroleum Corp.................      917      46,776
                                                   ----------
OIL & GAS - DRILLING - 1.9%
Transocean Inc.*........................    3,985      95,680
                                                   ----------
OIL & GAS - DRILLING EQUIPMENT - 1.8%
Grant Prideco, Inc.*....................    6,953      90,528
                                                   ----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

ALL CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2003                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES     VALUE

PHARMACEUTICALS & BIOTECHNOLOGY - 1.9%
Schering-Plough Corp....................    5,697  $   99,071
                                                   ----------
PHOTO EQUIPMENT - 1.8%
Eastman Kodak Co........................    3,660      93,952
                                                   ----------
REAL ESTATE COMPANIES - 2.7%
Annaly Mortgage Management, Inc.........    7,414     136,418
                                                   ----------
REITS - 1.9%
American Financial Realty Trust.........    5,732      97,731
                                                   ----------
RETAIL - 1.7%
Dillard's, Inc. Class A.................    5,145      84,687
                                                   ----------
RETAIL TRADE - 1.6%
J. C. Penney Co., Inc...................    3,123      82,072
                                                   ----------
SEMICONDUCTORS - 3.9%
Agere Systems, Inc. Class B*............   33,932      98,403
Micron Technology, Inc.*................    7,242      97,550
                                                   ----------
                                                      195,953
                                                   ----------
SOFTWARE - 2.3%
Concord Communications, Inc.*...........    2,217      44,274
Midway Games, Inc.*.....................   18,458      71,617
                                                   ----------
                                                      115,891
                                                   ----------
SOFTWARE & SERVICES - 1.9%
Oracle Corp.*...........................    7,155      94,446
                                                   ----------
                                          SHARES     VALUE

TELECOMMUNICATIONS - 4.7%
Arris Group, Inc.*......................    6,851  $   49,602
AT&T Corp...............................    4,677      94,943
AT&T Wireless Services, Inc.*...........   11,779      94,114
                                                   ----------
                                                      238,659
                                                   ----------
TRANSPORTATION - 2.2%
GATX Corp...............................    3,965     110,941
                                                   ----------
WASTE MANAGEMENT - 0.9%
Clean Harbors, Inc.*....................    5,112      45,548
                                                   ----------
Total Common Stock
  (cost $4,160,875).....................            4,753,711
                                                   ----------
SHORT TERM INVESTMENTS - 4.9%
MUTUAL FUNDS - 4.9%
Federated Prime Obligation..............  106,901     106,901
SSGA Money Market Fund..................  139,333     139,333
                                                   ----------
Total Short Term Investments
  (amortized cost $246,234).............              246,234
                                                   ----------
TOTAL INVESTMENTS - 98.4%
  (cost $4,407,109).....................            4,999,945
Other assets less liabilities - 1.6%....               82,320
                                                   ----------
NET ASSETS - 100.0%.....................           $5,082,265
                                                   ==========

  *  Non-income producing security

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)       VALUE

ASSET BACKED SECURITIES - 1.6%
Airplanes Pass Through Trust Series D
  10.88%, 3/15/19 (3)...................   $  494    $     4,938
California Infrastructure Development
  6.42%, 9/25/08........................      220        233,481
Peco Energy Transition Trust
  6.13%, 3/1/09.........................      750        828,286
                                                     -----------
Total Asset Backed Securities
  (cost $1,325,155).....................               1,066,705
                                                     -----------
CORPORATE DEBT OBLIGATIONS - 39.7%
AEROSPACE - 3.1%
Bombardier Capital, Inc.
  6.13%, 6/29/06 (1)....................      900        957,375
Northrop Grumman Corp.
  9.38%, 10/15/24.......................    1,000      1,088,111
                                                     -----------
                                                       2,045,486
                                                     -----------
AUTOMOTIVE - 1.4%
Ford Motor Co.
  7.45%, 7/16/31........................      900        909,469
                                                     -----------
BROADCASTING/MEDIA - 4.8%
Continental Cablevision, Inc.
  9.50%, 8/1/13.........................      975      1,126,230
News America, Inc.
  6.75%, 1/9/38.........................      300        334,990
Panamsat Corp.
  6.13%, 1/15/05........................      675        691,031
Time Warner Entertainment Co.
  10.15%, 5/1/12........................      800      1,067,603
                                                     -----------
                                                       3,219,854
                                                     -----------
BUILDING CONSTRUCTION - 0.8%
Centex Corp.
  7.35%, 4/4/06.........................      135        148,549
Pulte Homes, Inc.
  7.88%, 6/15/32........................      320        371,665
                                                     -----------
                                                         520,214
                                                     -----------
ELECTRIC UTILITIES - 6.6%
Allegheny Energy Supply Co. LLC
  8.25%, 4/15/12 (1)....................      750        706,875
                                          PRINCIPAL
                                           AMOUNT
                                            (000)       VALUE

Centerpoint Energy, Inc.
  6.85%, 6/1/15 (1).....................   $  625    $   642,372
Edison Mission Energy
  9.88%, 4/15/11........................      700        728,000
Great Lakes Power, Inc.
  9.00%, 8/1/04.........................    1,000      1,035,165
Monongahela Power Co.
  5.00%, 10/1/06........................    1,000      1,017,500
PSEG Energy Holdings, Inc.
  8.50%, 6/15/11........................      200        221,750
                                                     -----------
                                                       4,351,662
                                                     -----------
ELECTRONICS - 1.1%
Jabil Circuit, Inc.
  5.88%, 7/15/10........................      700        730,150
                                                     -----------
FOODS - 2.2%
Dole Food Co., Inc.
  7.25%, 6/15/10........................      700        721,000
Kraft Foods, Inc.
  5.25%, 10/1/13........................      750        756,760
                                                     -----------
                                                       1,477,760
                                                     -----------
GAMING - 1.0%
MGM Mirage, Inc.
  8.50%, 9/15/10........................      600        688,500
                                                     -----------
GAS & PIPELINE UTILITIES - 0.3%
Dynegy Holdings, Inc.
  6.88%, 4/1/11.........................      200        184,250
                                                     -----------
HEALTH SERVICES - 1.1%
Medco Health Solutions, Inc.
  7.25%, 8/15/13........................      650        709,118
                                                     -----------
INSURANCE - 2.3%
Aon Corp.
  7.38%, 12/14/12.......................      700        800,392
Equitable Life Assurance Society
  7.70%, 12/1/15 (1)....................      600        713,379
                                                     -----------
                                                       1,513,771
                                                     -----------
OIL - 2.2%
PDVSA Finance Ltd.
  8.50%, 11/16/12.......................      775        751,750

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2003                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)       VALUE

Pemex Finance Ltd.
  9.03%, 2/15/11........................   $  600    $   718,434
                                                     -----------
                                                       1,470,184
                                                     -----------
PACKAGING - 1.4%
Pactiv Corp.
  8.38%, 4/15/27........................      750        924,863
                                                     -----------
PAPER - 1.0%
Abitibi-Consolidated, Inc.
  5.25%, 6/20/08........................      650        638,738
                                                     -----------
REAL ESTATE - 3.2%
Commercial Net Lease Realty
  7.13%, 3/15/08........................      600        645,219
Highwoods Properties, Inc.
  7.13%, 2/1/08.........................      730        786,711
Realty Income Corp.
  5.50%, 11/15/15.......................      700        701,781
                                                     -----------
                                                       2,133,711
                                                     -----------
TELECOMMUNICATIONS - 5.3%
AT&T Wireless Services, Inc.
  8.75%, 3/1/31.........................      700        863,680
Deutsche Telekom International Finance
  BV
  5.25%, 7/22/13........................      500        505,110
Intelsat
  6.50%, 11/1/13 (1)....................      700        730,375
PCCW-HKTC Capital Ltd.
  6.00%, 7/15/13 (1)....................      600        612,503
Sprint Capital Corp.
  6.90%, 5/1/19.........................      800        817,231
                                                     -----------
                                                       3,528,899
                                                     -----------
TOBACCO - 1.2%
Altria Group, Inc.
  7.00%, 11/4/13........................      750        800,096
                                                     -----------
TRANSPORTATION - 0.7%
America West Airlines, Inc.
  6.86%, 1/2/06.........................       12         10,263
Atlas Air, Inc.
  9.70%, 1/2/08.........................       81         21,197
                                          PRINCIPAL
                                           AMOUNT
                                            (000)       VALUE

Continental Airlines, Inc.
  6.41%, 10/15/08.......................   $   91    $    85,112
  8.05%, 11/1/20........................      374        383,044
                                                     -----------
                                                         499,616
                                                     -----------
Total Corporate Debt Obligations
  (cost $25,030,917)....................              26,346,341
                                                     -----------
COLLATERALIZED MORTGAGE OBLIGATION - 1.7%
  Federal National Mortgage Assn.
    6.00%, 1/25/32
    (cost $1,021,018)...................    1,127      1,157,079
                                                     -----------
COMMERCIAL MORTGAGE BACKED SECURITIES - 4.4%
Commercial Mortgage Asset Trust
  Series 1999-C1 Class F
  6.25%, 1/17/32 (1)....................      400        337,603
CS First Boston Mortgage Securities
  Corp. Series 2000-C1 Class A2
  7.55%, 4/14/62........................      400        466,319
GMAC Commercial Mortgage
  Securities, Inc. Series 2003-C1
  Class A2
  4.08%, 5/10/36........................      800        759,558
  4.22%, 4/10/40........................      220        221,691
LB-UBS Commercial Mortgage Trust
  Series 2002-C2 Class A1
  3.83%, 6/15/26........................      718        737,236
Morgan Stanley Capital I
  Series 1997-XL1 Class A1
  6.59%, 10/3/30........................      159        160,999
Wachovia Bank Comercial Mortgage Trust
  Series 2003-C9 Class A2
  3.96%, 12/15/35.......................      235        236,487
                                                     -----------
Total Commercial Mortgage Backed
  Securities
  (cost $2,824,837).....................               2,919,893
                                                     -----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2003                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)       VALUE

U.S. GOVERNMENT AGENCY
  OBLIGATIONS - 47.7%
Federal Home Loan Mortgage
  4.74%, 8/1/32.........................   $1,265    $ 1,277,184
  4.75%, 10/11/12.......................    2,000      1,969,006
  5.00%, 11/1/33........................      999        986,444
  5.50%, 10/1/17........................      447        463,507
  5.50%, 11/1/17........................      844        875,510
  5.50%, 9/15/28........................      600        612,365
  5.50%, 12/1/32........................      594        601,946
  5.50%, 6/1/33.........................      697        705,997
  5.75%, 4/15/08........................    1,250      1,372,485
  6.00%, 1/1/17.........................      542        568,709
  6.00%, 2/1/29.........................       57         59,288
  6.50%, 10/1/16........................      486        514,639
  6.50%, 11/1/16........................       41         42,946
  6.50%, TBA............................    1,250      1,308,985
  7.00%, 11/1/29........................      121        127,831
  7.00%, 1/1/31.........................       96        101,715
  7.00%, 4/1/31.........................       26         27,552
  7.00%, 8/1/31.........................      356        376,487
  7.50%, 3/1/30.........................       25         26,805
  7.50%, 12/1/30........................      116        124,693
  9.00%, 11/1/06........................        4          4,264
Federal National Mortgage Assn.
  4.63%, 10/15/13.......................    1,000        992,958
  5.00%, 6/1/18.........................      914        933,168
  5.00%, 8/1/33.........................      246        243,336
  5.00%, 10/1/33........................      494        488,876
  5.50%, 5/2/06.........................    1,000      1,069,789
  5.50%, 12/1/32........................    2,007      2,034,290
  6.00%, 12/1/13........................       63         66,667
  6.00%, 11/1/16........................       63         65,696
  6.00%, TBA............................      750        775,079
  8.00%, 8/1/30.........................       16         17,211
                                          PRINCIPAL
                                           AMOUNT
                                            (000)       VALUE

Government National Mortgage Assn.
  5.00%, 10/15/33.......................   $  989    $   980,590
  6.00%, 8/15/16........................      204        214,950
  6.50%, 9/15/31........................      363        383,414
  6.50%, 3/15/32........................      391        412,210
  6.50%, 9/15/32........................      559        588,892
  6.50%, 10/15/32.......................    1,728      1,822,168
  7.00%, 12/15/14.......................      118        127,147
  7.00%, 2/15/28........................       75         79,725
  7.50%, 3/15/30........................       78         83,389
  7.50%, 9/15/30........................      152        163,528
Tennessee Valley Authority Series A
  5.63%, 1/18/11........................      200        215,871
U.S. Treasury Bonds
  5.25%, 11/15/28 (2)...................    1,735      1,747,539
  5.50%, 8/15/28 (2)....................      250        260,400
  6.25%, 5/15/30........................       90        103,859
  7.25%, 5/15/16 (2)....................      195        243,255
  10.38%, 11/15/12......................    1,100      1,403,402
U.S. Treasury Notes
  3.88%, 1/15/09........................    3,497      3,949,248
                                                     -----------
Total U.S. Government Agency Obligations
  (cost $31,324,544)....................              31,615,015
                                                     -----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2003                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)       VALUE

SHORT TERM INVESTMENTS - 7.1%
COMMERCIAL PAPER - 1.1%
UBS Finance, LLC
  1.07%, 1/8/04.........................   $  700    $   699,854

                                            SHARES
                                          ----------

MUTUAL FUNDS - 6.0%
Federated Prime Obligation..............   2,447,921   2,447,921
SSGA Money Market Fund..................   1,558,021   1,558,021
                                                      ----------
                                                       4,005,942
                                                      ----------
Total Short Term Investments
  (cost $4,705,796).....................               4,705,796
                                                      ----------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)       VALUE

TOTAL INVESTMENTS - 102.2%
  (cost $66,232,267)....................             $67,810,829
Other assets less
  liabilities - (2.2)%..................              (1,475,596)
                                                     -----------
NET ASSETS - 100.0%.....................             $66,335,233
                                                     ===========

TBA = to be announced
(1) Eligible for resale under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003 these securities amounted to $4,700,482, representing 7.09% of net assets.
(2) Security or a portion of the security has been designated as a collateral for TBA securities.
(3)  Security is in default

--------------------------------------------------------------------------------

See Notes to Financial Statements.

MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)       VALUE

BANKERS ACCEPTANCE - 3.1%
Bank of America NA
  1.08%, 3/29/04
  (amortized cost $3,495,821)...........     $3,505  $  3,495,821
                                                     ------------
COMMERCIAL PAPER - 73.8%
American Express Credit Corp.
  1.05%, 2/23/04........................      3,380     3,380,000
American General Finance Corp.
  1.15%, 2/11/04 (1)....................      4,700     4,693,844
BellSouth Corp.
  1.02%, 1/14/04 (1)....................      4,525     4,523,333
Canadian Wheat Board
  1.02%, 2/5/04.........................      2,100     2,097,917
Caterpillar Financial Services NV
  1.02%, 1/20/04........................        714       713,616
  1.03%, 3/11/04........................        570       568,858
  1.06%, 2/2/04.........................      1,000       999,058
CIT Group, Inc.
  2.40%, 1/9/04.........................      4,000     4,000,000
Citicorp
  1.07%, 2/17/04........................      4,000     4,000,000
Coca-Cola Co.
  1.01%, 2/17/04........................      1,445     1,443,095
Diageo Capital PLC
  1.08%, 2/5/04 (1).....................      1,500     1,498,425
Dupont (E. I.) de Nemours & Co.
  1.05%, 2/10/04........................      2,600     2,596,967
  1.06%, 1/16/04........................      1,835     1,834,189
Expert Development Corp.
  1.02%, 1/27/04........................      3,300     3,297,569
FCAR Owner Trust
  1.09%, 2/19/04........................      4,000     3,994,066
General Electric Capital Corp.
  1.08%, 1/12/04........................      1,700     1,700,000
  1.10%, 1/15/04........................      1,800     1,800,000
  1.12%, 3/3/04.........................      1,137     1,137,000
Household Finance Corp.
  1.07%, 1/16/04........................      2,440     2,440,000
  1.07%, 1/28/04........................      1,600     1,600,000
Morgan Stanley Dean Witter & Co.
  1.08%, 1/12/04........................      4,300     4,298,581
National Rural Utilities Cooperative
  Finance Corp.
  1.08%, 1/23/04........................      4,600     4,596,964
Province of British Columbia
  1.10%, 4/19/04........................      5,400     5,382,015
                                          PRINCIPAL
                                           AMOUNT
                                            (000)       VALUE

Province of Quebec
  1.03%, 1/5/04.........................     $4,600  $  4,599,474
The Goldman Sachs Group, Inc.
  1.11%, 3/30/04........................      2,799     2,791,319
Thunder Bay Funding, Inc.
  1.09%, 1/7/04 (1).....................      1,000       999,818
  1.09%, 1/26/04 (1)....................      3,400     3,397,427
Toyota Motor Credit Corp.
  1.02%, 1/6/04 (1).....................      1,000       999,858
  1.02%, 1/9/04 (1).....................        500       499,887
  1.05%, 2/12/04 (1)....................      3,000     2,996,325
UBS Finance, Inc.
  1.06%, 1/5/04.........................      1,900     1,899,777
  1.07%, 1/21/04........................      1,000       999,406
  1.07%, 2/17/04........................      1,600     1,597,765
                                                     ------------
Total Commercial Paper
  (amortized cost $83,376,553)..........               83,376,553
                                                     ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 19.7%
Federal Home Loan Mortgage
  1.08%, 1/15/04........................      5,000     4,997,900
  5.25%, 2/15/04........................      2,000     2,009,386
Federal National Mortgage Assn.
  1.05%, 1/12/04........................      4,000     3,998,717
  1.07%, 2/11/04........................      3,029     3,025,309
  1.08%, 2/18/04........................      3,800     3,794,528
United States Treas Bills
  0.86%, 3/25/04........................      2,500     2,495,012
  0.87%, 3/25/04........................      2,000     1,995,940
                                                     ------------
Total U.S. Government Agency Obligations
  (amortized cost $22,316,792)..........               22,316,792
                                                     ------------

                                           SHARES
                                          ---------

MUTUAL FUNDS - 3.1%
Federated Prime Obligation..............  3,456,743     3,456,743
SSGA Money Market Fund..................         28            28
                                                     ------------
Total Mutual Funds
  (amortized cost $3,456,771)...........                3,456,771
                                                     ------------
TOTAL INVESTMENTS - 99.7%
  (cost $112,645,937)...................              112,645,937
Other assets less liabilities - 0.3%....                  357,731
                                                     ------------
NET ASSETS - 100.0%.....................             $113,003,668
                                                     ============

(1) Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003 these securities amounted to $19,608,917, representing 17.35% of net assets.

--------------------------------------------------------------------------------

See Notes to Financial Statements.

REAL ESTATE FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------


                                            SHARES       VALUE

REAL ESTATE INVESTMENT TRUSTS - 97.1%
APARTMENTS - 13.5%
Archstone-Smith Trust...................     105,249  $ 2,944,867
AvalonBay Communities, Inc..............      64,497    3,082,956
BRE Properties, Inc.....................      82,324    2,749,622
Equity Residential Properties Trust.....      62,608    1,847,562
                                                      -----------
                                                       10,625,007
                                                      -----------
DIVERSIFIED - 4.8%
Vornado Realty Trust....................      69,401    3,799,705
                                                      -----------
HEALTH & HOSPITAL - 3.1%
Tenet Healthcare Corp.*.................     149,985    2,407,259
                                                      -----------
HOTELS & RESTAURANTS - 3.4%
Orient Exprees Hotels Ltd. Class A......     162,512    2,670,072
                                                      -----------
MIXED - 3.5%
Reckson Associates Realty Corp..........     114,982    2,794,063
                                                      -----------
OFFICE - 16.8%
Alexandria Real Estate
  Equities, Inc.........................      38,440    2,225,676
Crescent Real Estate Equities Co........     109,452    1,874,913
Equity Office Properties Trust..........      63,054    1,806,497
Mack-Cali Realty Corp...................      73,020    3,039,092
SL Green Realty Corp....................     103,631    4,254,053
                                                      -----------
                                                       13,200,231
                                                      -----------
REAL ESTATE - 7.8%
American Financial Realty Trust.........     180,745    3,081,702
Annaly Mortgage Management, Inc.........     164,602    3,028,677
                                                      -----------
                                                        6,110,379
                                                      -----------
REGIONAL MALLS - 16.6%
CBL & Associates Properties, Inc........      60,543    3,420,679

                                            SHARES       VALUE

General Growth Properties, Inc..........     145,933  $ 4,049,641
Macerich Co.............................      78,413    3,489,378
Simon Property Group, Inc...............      44,640    2,068,618
                                                      -----------
                                                       13,028,316
                                                      -----------
RETAIL TRADE - 4.1%
Dillards, Inc. Class A..................     194,610    3,203,281
                                                      -----------
SHOPPING CENTERS - 14.0%
Developers Diversified Realty Corp......     110,964    3,725,062
Federal Realty Investment Trust.........      74,370    2,855,064
Kimco Realty Corp.......................      67,112    3,003,262
Regency Centers Corp....................      36,027    1,435,676
                                                      -----------
                                                       11,019,064
                                                      -----------
STORAGE - 3.0%
Shurgard Storage Centers, Inc.
  Class A...............................      63,848    2,403,877
                                                      -----------
WAREHOUSE & INDUSTRIAL - 6.5%
CenterPoint Properties Trust............      34,176    2,559,782
ProLogis Trust..........................      80,941    2,597,397
                                                      -----------
                                                        5,157,179
                                                      -----------
Total Real Estate Investment Trusts
  (cost $63,791,629)....................               76,418,433
                                                      -----------
SHORT-TERM INVESTMENTS - 2.3%
MUTUAL FUNDS - 2.3%
Federated Prime Obligation..............   1,817,028    1,817,028
SSGA Money Market Fund..................      21,305       21,305
                                                      -----------
Total Short-Term Investments
  (cost $1,838,334).....................                1,838,333
                                                      -----------
TOTAL INVESTMENTS - 99.4%
  (cost $65,629,962)....................               78,256,766
Other assets less liabilities - 0.6%....                  437,829
                                                      -----------
NET ASSETS - 100.0%.....................              $78,694,595
                                                      ===========

  *  Non-income producing security

--------------------------------------------------------------------------------

See Notes to Financial Statements.

ALGER GROWTH FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES      VALUE

COMMON STOCK - 96.7%
BANKS - 1.2%
Mellon Financial Corp...................   1,775   $    56,995
U.S. Bancorp............................   3,100        92,318
                                                   -----------
                                                       149,313
                                                   -----------
BIOTECHNOLOGY - 5.1%
Amgen, Inc.*............................   3,902       241,144
Chiron Corp.*...........................     950        54,140
Genentech, Inc.*........................   3,400       318,138
                                                   -----------
                                                       613,422
                                                   -----------
CAPITAL MARKETS - 1.4%
T. Rowe Price Group, Inc................   3,600       170,676
                                                   -----------
COMMUNICATION EQUIPMENT - 5.9%
Cisco Systems, Inc.*....................  14,475       351,598
Corning, Inc.*..........................  21,700       226,331
Nokia Corp. ADR.........................   8,000       136,000
                                                   -----------
                                                       713,929
                                                   -----------
COMMUNICATION SERVICES - 4.3%
Hughes Electronics Corp.*...............  10,166       168,247
Nextel Communications, Inc.
  Class A*..............................   2,300        64,538
Vodafone Group PLC ADR..................   7,750       194,060
XM Satellite Radio Holdings, Inc.
  Class A*..............................   3,750        98,850
                                                   -----------
                                                       525,695
                                                   -----------
COMPUTERS & BUSINESS EQUIPMENT - 4.0%
EMC Corp.*..............................  12,850       166,022
Hewlett-Packard Co......................   7,700       176,869
Seagate Technology......................   7,400       139,860
                                                   -----------
                                                       482,751
                                                   -----------
DIVERSIFIED FINANCIALS - 1.2%
Citigroup, Inc..........................   2,960       143,678
                                                   -----------
DRUGS - 3.9%
GlaxoSmithKline PLC ADR.................   5,100       237,762
Novartis AG ADR.........................   5,150       236,334
                                                   -----------
                                                       474,096
                                                   -----------
DRUGS & HEALTH CARE - 0.5%
Varian Medical Systems, Inc.*...........     800        55,280
                                                   -----------
ENERGY EQUIPMENT & SERVICES - 0.9%
BJ Services Co.*........................   2,900       104,110
                                                   -----------
FINANCIAL SERVICES - 2.0%
Affiliated Managers Group, Inc.*........   1,050        73,070
                                          SHARES      VALUE

American Express Co.....................   1,850   $    89,225
Capital One Financial Corp..............   1,400        85,806
                                                   -----------
                                                       248,101
                                                   -----------
HEALTH CARE EQUIPMENT & SUPPLIES - 2.7%
Boston Scientific Corp.*................   8,750       321,650
                                                   -----------
HEALTH CARE FACILITIES - 1.5%
Medtronic, Inc..........................   3,700       179,857
                                                   -----------
HEALTH CARE PROVIDER & SERVICES - 4.2%
Caremark Rx, Inc.*......................   6,350       160,846
Medco Health Solutions, Inc.*...........   4,700       159,753
UnitedHealth Group, Inc.................   3,200       186,176
                                                   -----------
                                                       506,775
                                                   -----------
HOTELS - 1.4%
Starwood Hotels & Resorts
  Worldwide, Inc........................   4,800       172,656
                                                   -----------
INDUSTRIAL CONGLOMERATES - 5.6%
General Electric Co.....................  10,000       309,800
Tyco International Ltd..................  14,050       372,325
                                                   -----------
                                                       682,125
                                                   -----------
INSURANCE - 2.1%
American International Group, Inc.......   3,900       258,492
                                                   -----------
INTERNET & CATALOG RETAIL - 7.2%
Amazon.com, Inc.*.......................   5,950       313,208
eBay, Inc.*.............................   5,900       381,081
Netflix, Inc.*..........................   3,150       172,273
                                                   -----------
                                                       866,562
                                                   -----------
LEISURE & ENTERTAINMENT - 1.2%
International Game Technology...........   4,100       146,370
                                                   -----------
MEDIA - 2.2%
Disney Walt Co..........................   5,900       137,647
Fox Entertainment Group, Inc.
  Class A*..............................   4,400       128,260
                                                   -----------
                                                       265,907
                                                   -----------
MULTILINE RETAIL - 0.6%
The TJX Cos., Inc.......................   3,200        70,560
                                                   -----------
MULTIMEDIA - 0.3%
The News Corp. Ltd. ADR.................   1,137        34,394
                                                   -----------
OIL & GAS - 1.8%
Devon Energy Corp.......................   3,875       221,883
                                                   -----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

ALGER GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2003                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES      VALUE

PHARMACEUTICALS - 3.5%
Abbott Laboratories, Inc................   1,175   $    54,755
Allergan, Inc...........................   1,525       117,135
Teva Pharmaceutical Industries
  Ltd. ADR..............................   2,800       158,788
Watson Pharmaceuticals, Inc.*...........   2,150        98,900
                                                   -----------
                                                       429,578
                                                   -----------
RETAIL - 2.9%
Best Buy Co., Inc.......................   2,550       133,212
The Gap, Inc............................   9,450       219,335
                                                   -----------
                                                       352,547
                                                   -----------
RETAIL - DISCOUNTERS - 1.8%
Target Corp.............................   5,750       220,800
                                                   -----------
SEMICONDUCTORS - 8.4%
Intel Corp..............................   9,200       296,240
Teradyne, Inc.*.........................  11,700       297,765
Texas Instruments, Inc..................   6,900       202,722
Xilinx, Inc.*...........................   5,600       216,944
                                                   -----------
                                                     1,013,671
                                                   -----------
SEMICONDUCTOR EQUIPMENT & PRODUCT - 3.5%
Analog Devices, Inc.....................   6,150       280,748
Applied Materials, Inc.*................   6,600       148,170
                                                   -----------
                                                       428,918
                                                   -----------
SOFTWARE - 12.3%
Microsoft Corp..........................  17,250       475,065
PeopleSoft, Inc.*.......................  10,850       247,380
Synopsys, Inc.*.........................   7,100       239,696
                                          SHARES      VALUE

VERITAS Software Corp.*.................   4,750   $   176,510
Yahoo, Inc.*............................   7,900       356,843
                                                   -----------
                                                     1,495,494
                                                   -----------
SPECIALTY RETAIL - 2.2%
The Home Depot, Inc.....................   7,500       266,175
                                                   -----------
TRUCKING & FREIGHT FORWARDING - 0.9%
United Parcel Service, Inc. Class B.....   1,400       104,370
                                                   -----------
Total Common Stock
  (cost $9,903,547).....................            11,719,835
                                                   -----------

SHORT TERM INVESTMENTS - 2.8%
MUTUAL FUNDS - 1.2%
SSGA Money Market Fund..................  141,359      141,359
                                                   -----------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ---------

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 1.6%
Federal Home Loan Mortgage Discount Note
  1.05%, 1/15/04........................      $200       199,918
                                                     -----------
Total Short Term Investments
  (amortized cost $341,277).............                 341,277
                                                     -----------
TOTAL INVESTMENTS - 99.5%
  (cost $10,244,824)....................              12,061,112
Other assets less liabilities - 0.5%....                  58,421
                                                     -----------
NET ASSETS - 100.0%.....................             $12,119,533
                                                     ===========

  *  Non-income producing security
ADR = American Depositary Receipt

--------------------------------------------------------------------------------

See Notes to Financial Statements.

ALGER INCOME & GROWTH FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES    VALUE

COMMON STOCK - 97.1%
BANKS - 1.5%
UCBH Holdings, Inc......................  3,350   $  130,550
                                                  ----------
BIOTECHNOLOGY - 2.9%
Amgen, Inc.*............................  1,950      120,510
Chiron Corp.*...........................  1,500       85,485
Genentech, Inc.*........................    550       51,463
                                                  ----------
                                                     257,458
                                                  ----------
CAPITAL MARKETS - 2.5%
T. Rowe Price Group, Inc................  4,700      222,827
                                                  ----------
COMMUNICATION EQUIPMENT - 4.3%
Cisco Systems, Inc.*....................  11,300     274,477
Corning, Inc.*..........................  10,700     111,601
                                                  ----------
                                                     386,078
                                                  ----------
COMMUNICATION SERVICES - 2.1%
Vodafone Group PLC ADR..................  7,575      189,678
                                                  ----------
COMPUTERS & BUSINESS EQUIPMENT - 2.1%
Dell, Inc.*.............................  2,950      100,182
Hewlett-Packard Co......................  3,900       89,583
                                                  ----------
                                                     189,765
                                                  ----------
CONGLOMERATES - 3.3%
Tyco International Ltd..................  11,200     296,800
                                                  ----------
DIVERSIFIED FINANCIALS - 2.6%
Citigroup, Inc..........................  4,725      229,351
                                                  ----------
DIVERSIFIED MANUFACTURING - 2.3%
Dover Corp..............................  5,300      210,675
                                                  ----------
DRUGS - 2.5%
GlaxoSmithKline PLC ADR.................  4,800      223,776
                                                  ----------
DRUGS & HEALTH CARE - 1.4%
Boston Scientific Corp.*................  3,500      128,660
                                                  ----------
FINANCE - 0.5%
Capital One Financial Corp..............    800       49,032
                                                  ----------
FINANCIAL SERVICES - 2.0%
Goldman Sachs Group, Inc................  1,850      182,650
                                                  ----------
FOODS & BEVERAGES - 1.2%
The Coca-Cola Co........................  2,200      111,650
                                                  ----------
HEALTH CARE FACILITIES - 0.8%
Medtronic, Inc..........................  1,400       68,054
                                                  ----------
                                          SHARES    VALUE

HEALTH CARE PROVIDER & SERVICES - 1.8%
HCA, Inc................................  3,700   $  158,952
                                                  ----------
HOTELS - 3.7%
Mandalay Resort Group...................  5,100      228,072
Starwood Hotels & Resorts
  Worldwide, Inc........................  3,000      107,910
                                                  ----------
                                                     335,982
                                                  ----------
HOTELS, RESTAURANT & LEISURE - 1.6%
Royal Caribbean Cruises Ltd.............  4,200      146,118
                                                  ----------
INDUSTRIAL - 2.1%
Rockwell Automation, Inc................  5,200      185,120
                                                  ----------
INDUSTRIAL CONGLOMERATES - 3.4%
General Electric Co.....................  9,850      305,153
                                                  ----------
INSURANCE - 2.8%
American International Group, Inc.......  2,300      152,444
MGIC Investment Corp....................  1,800      102,492
                                                  ----------
                                                     254,936
                                                  ----------
INTERNET & CATALOG RETAIL - 3.4%
Amazon.com, Inc.*.......................  1,050       55,272
eBay, Inc.*.............................  3,900      251,901
                                                  ----------
                                                     307,173
                                                  ----------
MEDIA - 4.1%
Viacom, Inc. Class A....................  2,700      119,826
The Walt Disney Co......................  10,500     244,965
                                                  ----------
                                                     364,791
                                                  ----------
MULTILINE RETAIL - 2.1%
Target Corp.............................  1,800       69,120
The TJX Cos., Inc.......................  5,400      119,070
                                                  ----------
                                                     188,190
                                                  ----------
OIL & GAS - 2.1%
ChevronTexaco Corp......................  2,200      190,058
                                                  ----------
PHARMACEUTICALS - 10.0%
Abbott Laboratories.....................  4,500      209,700
Bristol-Myers Squibb Co.................  5,000      143,000
Johnson & Johnson.......................  3,800      196,308
Pfizer, Inc.............................  7,705      272,218
Wyeth...................................  1,725       73,226
                                                  ----------
                                                     894,452
                                                  ----------
RETAIL - 1.9%
Best Buy Co., Inc.......................  3,300      172,392
                                                  ----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

ALGER INCOME & GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2003                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES    VALUE

SEMICONDUCTOR EQUIPMENT - 2.3%
Analog Devices, Inc.....................  3,100   $  141,515
Applied Materials, Inc.*................  3,000       67,350
                                                  ----------
                                                     208,865
                                                  ----------
SEMICONDUCTORS - 6.1%
Intel Corp..............................  9,025      290,605
Texas Instruments, Inc..................  3,200       94,016
Xilinx, Inc.*...........................  4,300      166,582
                                                  ----------
                                                     551,203
                                                  ----------
SOFTWARE - 8.7%
Microsoft Corp..........................  11,770     324,146
PeopleSoft, Inc.*.......................  6,700      152,760
VERITAS Software Corp.*.................  1,900       70,604
Yahoo!, Inc.*...........................  5,100      230,367
                                                  ----------
                                                     777,877
                                                  ----------
SPECIALTY RETAIL - 2.3%
The Home Depot, Inc.....................  5,800      205,842
                                                  ----------
STEEL - 0.1%
International Steel Group, Inc.*........    150        5,843
                                                  ----------
TOBACCO - 3.4%
Altria Group, Inc.......................  5,600      304,752
                                                  ----------
                                          SHARES    VALUE

TRUCKING & FREIGHT FORWARDING - 1.3%
United Parcel Service, Inc. Class B.....  1,600   $  119,280
                                                  ----------
TRAVEL & LEISURE - 1.9%
Carnival Corp...........................  4,300      170,839
                                                  ----------
Total Common Stock
  (cost $7,391,208).....................           8,724,822
                                                  ----------
SHORT TERM INVESTMENTS - 2.7%
MUTUAL FUNDS - 0.5%
SSgA Money Market Fund..................  42,700      42,700
                                                  ----------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ---------

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 2.2%
Federal Home Loan Mortgage Discount Note
  1.08%, 3/01/04........................    $200        199,640
                                                     ----------
Total Short Term Investments
  (amortized cost $242,340).............                242,340
                                                     ----------
TOTAL INVESTMENTS - 99.8%
  (cost $7,633,548).....................              8,967,162
Other assets less liabilities - 0.2%....                 18,410
                                                     ----------
NET ASSETS - 100.0%.....................             $8,985,572
                                                     ==========

  *  Non-income producing security
ADR = American Depositary Receipt

--------------------------------------------------------------------------------

See Notes to Financial Statements.

ALGER SMALL CAPITALIZATION FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES     VALUE

COMMON STOCK - 92.8%
AEROSPACE & DEFENSE - 0.9%
Alliant Techsystems, Inc.*..............   1,010   $   58,338
                                                   ----------
APPAREL & TEXTILES - 1.1%
Oxford Industries, Inc..................   2,300       77,924
                                                   ----------
BANKS - 3.6%
Bank Mutual Corp........................   6,603       75,208
BankAtlantic Bancorp, Inc. Class A......   4,550       86,450
UCBH Holdings, Inc......................   2,140       83,396
                                                   ----------
                                                      245,054
                                                   ----------
BIOTECHNOLOGY - 6.6%
InterMune, Inc.*........................   3,850       89,166
Onyx Pharmaceuticals, Inc.*.............   2,100       59,283
Protein Design Labs, Inc.*..............   4,700       84,130
QLT, Inc.*..............................   4,000       75,400
Telik, Inc.*............................   3,350       77,083
Tularik Inc*............................   4,100       66,215
                                                   ----------
                                                      451,277
                                                   ----------
BUSINESS SERVICES - 1.7%
Gevity HR, Inc..........................   4,000       88,960
Rent-A-Center, Inc.*....................     975       29,133
                                                   ----------
                                                      118,093
                                                   ----------
CAPITAL MARKETS - 1.1%
Jeffries Group, Inc.....................   2,300       75,946
                                                   ----------
COMMERCIAL SERVICES - 1.8%
Corinthian Colleges, Inc.*..............   1,160       64,450
CoStar Group, Inc.*.....................   1,400       58,352
                                                   ----------
                                                      122,802
                                                   ----------
COMMERCIAL SERVICES & SUPPLIES - 2.2%
Education Management Corp.*.............   2,470       76,669
Westcorp................................   2,100       76,755
                                                   ----------
                                                      153,424
                                                   ----------
COMMUNICATION EQUIPMENT - 4.7%
Advanced Fibre Communications, Inc.*....   3,350       67,502
F5 Networks, Inc.*......................   2,700       67,770
NetScreen Technologies, Inc.*...........   1,600       39,600
Power Integrations, Inc.*...............   2,600       86,996
Tekelec*................................   3,900       60,645
                                                   ----------
                                                      322,513
                                                   ----------
                                          SHARES     VALUE

COMPUTER SOFTWARE - 1.0%
Hyperion Solutions Corp.*...............   2,300   $   69,322
                                                   ----------
DIVERSIFIED FINANCIALS - 1.2%
Affiliated Managers Group, Inc.*........   1,230       85,596
                                                   ----------
DIVERSIFIED MANUFACTURING - 1.1%
Furniture Brands International, Inc.....   2,600       76,258
                                                   ----------
DRUGS & HEALTH CARE - 0.9%
ALARIS Medical Systems, Inc.*...........   4,050       61,601
                                                   ----------
ELECTRICAL EQUIPMENT - 2.3%
GrafTech International Ltd.*............   6,400       86,400
Roper Industries, Inc...................   1,450       71,427
                                                   ----------
                                                      157,827
                                                   ----------
FINANCE - 0.9%
The First Marblehead Corp.*.............   2,700       59,076
                                                   ----------
FINANCIAL SERVICES - 1.8%
Doral Financial Corp....................   1,870       60,364
National Financial Partners Corp........   2,300       63,365
                                                   ----------
                                                      123,729
                                                   ----------
FOODS & BEVERAGES - 0.9%
American Italian Pasta Co. Class A*.....   1,500       62,850
                                                   ----------
HEALTH CARE EQUIPMENT & SUPPLIES - 2.2%
Cytyc Corp.*............................   4,800       66,048
Fisher Scientific
  International, Inc.*..................   2,050       84,808
                                                   ----------
                                                      150,856
                                                   ----------
HEALTH CARE PROVIDER & SERVICES - 5.0%
Kindred Healthcare, Inc.*...............   1,950      101,361
Mid Atlantic Medical Services, Inc.*....   1,530       99,144
Psychiatric Solutions, Inc.*............   2,950       61,655
VCA Antech, Inc.*.......................   2,650       82,097
                                                   ----------
                                                      344,257
                                                   ----------
HOTELS, RESTAURANT & LEISURE - 4.8%
Applebee's International, Inc...........   2,120       83,252
Multimedia Games, Inc.*.................   2,200       90,420
P. F. Chang's China Bistro, Inc.*.......   1,400       71,232
Station Casinos, Inc....................   2,750       84,233
                                                   ----------
                                                      329,137
                                                   ----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

ALGER SMALL CAPITALIZATION FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2003                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES     VALUE

INSURANCE - 1.0%
Arch Capital Group Ltd.*................   1,780   $   70,951
                                                   ----------
INTERNET SOFTWARE & SERVICES - 10.2%
Alliance Data Systems Corp.*............   2,850       78,888
Autobytel, Inc.*........................   7,250       65,830
Chordiant Software, Inc*................  14,200       77,390
Digital Insight Corp.*..................   3,450       85,905
InfoSpace, Inc.*........................   2,150       49,557
Internet Security Systems, Inc.*........   2,600       48,958
ManTech International Corp. Class A*....   3,200       79,840
Netegrity, Inc.*........................   5,200       53,612
Openwave Systems, Inc.*.................   5,166       56,826
SINA Corp.*.............................   1,200       40,500
ValueClick, Inc.*.......................   7,150       64,922
                                                   ----------
                                                      702,228
                                                   ----------
MACHINERY - 1.4%
Actuant Corp. Class A*..................   2,580       93,396
                                                   ----------
MEDIA - 2.3%
Media General, Inc. Class A.............   1,310       85,281
Radio One, Inc. Class A*................   3,590       70,184
                                                   ----------
                                                      155,465
                                                   ----------
MEDICAL DEVICES - 3.5%
Dade Behring Holdings, Inc.*............   2,500       89,350
Intuitive Surgical, Inc.*...............   3,700       63,233
Wright Medical Group, Inc.*.............   2,925       89,037
                                                   ----------
                                                      241,620
                                                   ----------
MEDICAL PRODUCTS - 1.2%
PSS World Medical, Inc.*................   7,100       85,697
                                                   ----------
NETWORKING EQUIPMENT - 1.0%
Ixia*...................................   6,100       71,370
                                                   ----------
OIL & GAS - 3.7%
Noble Energy, Inc.......................   1,925       85,528
Tom Brown, Inc.*........................   2,550       82,238
Varco International, Inc.*..............   4,050       83,551
                                                   ----------
                                                      251,317
                                                   ----------
PAPER & FOREST PRODUCTS - 1.2%
Louisiana-Pacific Corp.*................   4,750       84,930
                                                   ----------
PHARMACEUTICALS - 3.5%
Angiotech Pharmaceuticals, Inc.*........   1,650       75,900
Medicines Co.*..........................   3,250       95,745
Pharmaceutical Resources, Inc.*.........   1,060       69,059
                                                   ----------
                                                      240,704
                                                   ----------
                                          SHARES     VALUE

RAILROADS - 1.2%
J. B. Hunt Transportation
  Services, Inc.*.......................   2,960   $   79,950
                                                   ----------
RETAILING - 2.1%
Guitar Center, Inc.*....................   2,050       66,789
PETCO Animal Supplies, Inc.*............   2,550       77,647
                                                   ----------
                                                      144,436
                                                   ----------
SEMICONDUCTOR EQUIPMENT - 1.9%
Axcelis Technologies, Inc.*.............   5,500       56,210
Brooks Automation, Inc.*................   3,200       77,344
                                                   ----------
                                                      133,554
                                                   ----------
SEMICONDUCTORS - 2.0%
Fairchild Semiconductor Corp.
  Class A*..............................   3,510       87,645
Integrated Circuit Systems, Inc.*.......   1,850       52,706
                                                   ----------
                                                      140,351
                                                   ----------
SEMICONDUCTOR EQUIPMENT & PRODUCT - 2.2%
Semtech Corp.*..........................   3,000       68,190
Varian Semiconductor Equipment
  Associates, Inc.*.....................   1,930       84,322
                                                   ----------
                                                      152,512
                                                   ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.1%
Avid Technology, Inc.*..................   1,600       76,800
                                                   ----------
SOFTWARE - 4.0%
Fair, Issac & Co., Inc..................   1,580       77,673
Open Solutions, Inc.*...................   3,000       52,710
Quest Software, Inc.*...................   4,450       63,190
Verity, Inc.*...........................   5,050       84,284
                                                   ----------
                                                      277,857
                                                   ----------
SOFTWARE & SERVICES - 1.0%
Ascential Software Corp.*...............   2,650       68,714
                                                   ----------
SPECIALTY RETAIL - 1.3%
AnnTaylor Stores Corp.*.................   2,300       89,700
                                                   ----------
TRANSPORTATION - 0.7%
Sirva, Inc.*............................   2,500       48,850
                                                   ----------
WIRELESS TELECOMMUNICATION SERVICES - 0.5%
Sierra Wireless*........................   2,400       36,912
                                                   ----------
Total Common Stock
  (cost $5,451,257).....................            6,393,194
                                                   ----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

ALGER SMALL CAPITALIZATION FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2003                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES     VALUE

SHORT TERM INVESTMENTS - 5.9%
MUTUAL FUNDS - 1.5%
SSGA Money Market Fund..................  106,516  $  106,516
                                                   ----------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ---------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 4.4%
Federal Home Loan Mortgage Discount Note
  1.06%, 3/04/04........................    $100         99,815
                                                     ----------
Federal National Mortgage Association
  Discount Note
  1.05%, 1/09/04........................     100         99,976
  2.00%, 2/11/04........................     100         99,884
                                                     ----------
                                                        299,675
                                                     ----------
Total Short Term Investments
  (amortized cost $406,191).............                406,191
                                                     ----------
TOTAL INVESTMENTS - 98.7%
  (cost $5,857,448).....................              6,799,385
Other assets less liabilities - 1.3%....                 91,840
                                                     ----------
NET ASSETS - 100.0%.....................             $6,891,225
                                                     ==========

  *  Non-income producing security

--------------------------------------------------------------------------------

See Notes to Financial Statements.

DAVIS FINANCIAL FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                     COUNTRY
                                      CODE    SHARES    VALUE

COMMON STOCK - 95.3%
BANKING S & L - 22.6%
Bank One Corp. ....................           9,200   $  419,428
Commerce Bancorp, Inc. ............           5,600      295,008
Fifth Third Bancorp................           7,100      419,610
Golden West Financial Corp. .......           4,600      474,674
Wells Fargo & Co. .................           7,200      424,008
                                                      ----------
                                                       2,032,728
                                                      ----------
CONSUMER PRODUCTS & SERVICES - 3.7%
Altria Group, Inc. ................           6,100      331,962
                                                      ----------
DIVERSIFIED MANUFACTURING - 5.8%
Tyco International Ltd. ...........           19,700     522,050
                                                      ----------
FINANCIAL SERVICES - 19.1%
American Express Co. ..............           13,000     626,990
D&B Corp.*.........................           8,100      410,751
H&R Block, Inc. ...................           3,900      215,943
Moodys Corp. ......................           5,400      326,970
Providian Financial Corp.*.........           6,700       77,988
The Charles Schwab Corp. ..........           4,900       58,016
                                                      ----------
                                                       1,716,658
                                                      ----------
INSURANCE - 25.2%
American International
  Group, Inc. .....................           3,650      241,922
Aon Corp. .........................           7,900      189,126
Berkshire Hathaway, Inc.
  Class A*.........................               4      337,000
China Life Insurance Co., Ltd.
  ADR*.............................           1,900       62,643
Cincinnati Financial Corp. ........           7,000      293,160
Everest Re Group, Ltd. ............           2,500      211,500
FPIC Insurance Group, Inc.*........           4,000      100,360
Loews Corp. .......................           3,600      178,020
                                     COUNTRY
                                      CODE    SHARES    VALUE

Markel Corp.*......................             700   $  177,457
The Progressive Corp. .............           1,000       83,590
Transatlantic Holdings, Inc. ......           4,750      383,800
                                                      ----------
                                                       2,258,578
                                                      ----------
INVESTMENT FIRM - 15.7%
Citigroup, Inc. ...................           8,400      407,736
Janus Capital Group, Inc. .........           24,000     393,840
Julius Baer Holding, Ltd. AG.......  CH       1,800      606,644
                                                      ----------
                                                       1,408,220
                                                      ----------
PACKAGING - 3.2%
Sealed Air Corp.*..................           5,300      286,942
                                                      ----------
Total Common Stock
  (cost $7,414,502)................                    8,557,138
                                                      ----------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ---------

SHORT TERM INVESTMENT - 4.7%
REPURCHASE AGREEMENT - 4.7%
State Street Bank and Trust Company
  0.92%, 1/2/04 (collateralized by
  $420,000
  Student Loan Mortgage Association,
  3.375%, 07/15/04 with a value of
  $431,400)
  (amortized cost $422,000).............    $422          422,000
                                                     ------------
TOTAL INVESTMENTS - 100.0%
  (cost $7,836,502).....................                8,979,138
Other assets less liabilities - 0.0%....                    3,086
                                                     ------------
NET ASSETS - 100.0%.....................             $  8,982,224
                                                     ============

  *  Non-income producing security
ADR = American Depositary Receipt
CH = Switzerland

--------------------------------------------------------------------------------

See Notes to Financial Statements.

DAVIS VENTURE VALUE FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                     COUNTRY
                                      CODE    SHARES      VALUE

COMMON STOCK - 97.8%
BANKING S & L - 17.7%
Bank One Corp. ....................           34,800   $ 1,586,532
Fifth Third Bancorp................            9,600       567,360
Golden West Financial Corp. .......           14,300     1,475,617
HSBC Holdings PLC..................  GB       121,291    1,900,964
Lloyds TSB Group PLC ADR...........           13,800       449,190
State Street Corp. ................            2,600       135,408
Wells Fargo & Co. .................           29,100     1,713,699
                                                       -----------
                                                         7,828,770
                                                       -----------
BUILDING MATERIALS - 1.6%
Martin Marietta
  Materials, Inc. .................            7,300       342,881
Vulcan Materials Co. ..............            7,300       347,261
                                                       -----------
                                                           690,142
                                                       -----------
COMPUTERS - 1.9%
Lexmark International,
  Inc. Class A*....................           11,000       865,040
                                                       -----------
CONSUMER PRODUCTS & SERVICES - 6.1%
Altria Group, Inc. ................           49,600     2,699,232
                                                       -----------
DIVERSIFIED MANUFACTURING - 4.3%
Tyco International Ltd. ...........           72,030     1,908,795
                                                       -----------
DRUGS - 0.5%
Novartis AG........................  CH        5,200       235,982
                                                       -----------
ELECTRONICS - 0.5%
Agere Systems, Inc. Class A*.......           76,500       233,325
                                                       -----------
ENERGY SOURCES - 1.9%
Devon Energy Corp. ................           14,600       835,996
                                                       -----------
FINANCIAL SERVICES - 11.9%
American Express Co. ..............           69,300     3,342,339
D&B Corp.*.........................            9,300       471,603
H&R Block, Inc. ...................            9,600       531,552
Moody's Corp. .....................            8,600       520,730
Providian Financial Corp.*.........           12,200       142,008
Takefuji Corp. ....................  JP        5,400       252,522
                                                       -----------
                                                         5,260,754
                                                       -----------
                                     COUNTRY
                                      CODE    SHARES      VALUE

FOOD, BEVERAGES & RESTAURANTS - 3.7%
Diageo PLC ADR.....................           13,300   $   703,038
Heineken Holding NV Class A........  NL        6,000       205,095
Hershey Foods Corp. ...............            5,200       400,348
Kraft Foods, Inc. Class A..........           10,600       341,532
                                                       -----------
                                                         1,650,013
                                                       -----------
HEALTH CARE FACILITIES - 1.0%
HCA, Inc. .........................           10,400       446,784
                                                       -----------
INSURANCE - 19.4%
American International
  Group, Inc. .....................           38,300     2,538,524
Aon Corp. .........................           16,600       397,404
Berkshire Hathaway, Inc.
  Class A*.........................               25     2,106,250
Loews Corp. .......................           15,700       776,365
Markel Corp.*......................              200        50,702
The Chubb Corp. ...................            2,300       156,630
The Principal Financial
  Group, Inc. .....................            5,200       171,964
The Progressive Corp. .............           19,600     1,638,364
Transatlantic Holdings, Inc. ......            8,950       723,160
                                                       -----------
                                                         8,559,363
                                                       -----------
INVESTMENT FIRM - 5.4%
Citigroup, Inc. ...................           37,033     1,797,582
Janus Capital Group, Inc. .........            7,000       114,870
Morgan Stanley.....................            8,100       468,747
                                                       -----------
                                                         2,381,199
                                                       -----------
MULTIMEDIA - 1.3%
Lagardere S.C.A....................  FR        9,800       565,146
                                                       -----------
OIL & GAS - 4.5%
ConocoPhillips.....................           16,264     1,066,430
EOG Resources, Inc. ...............           10,300       475,551
Occidental Petroleum Corp. ........           10,500       443,520
                                                       -----------
                                                         1,985,501
                                                       -----------
PACKAGING - 3.6%
Sealed Air Corp.*..................           29,300     1,586,302
                                                       -----------
PHARMACEUTICALS - 3.2%
Eli Lilly & Co. ...................           10,900       766,597

--------------------------------------------------------------------------------

See Notes to Financial Statements.

DAVIS VENTURE VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2003                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                     COUNTRY
                                      CODE    SHARES      VALUE

Merck & Co. .......................            3,800   $   175,560
Pfizer, Inc. ......................           12,880       455,050
                                                       -----------
                                                         1,397,207
                                                       -----------
PUBLISHING - 0.8%
Gannett, Inc. .....................            4,000       356,640
                                                       -----------
REAL ESTATE - 2.8%
CenterPoint Properties Trust.......           11,598       868,690
Marriott International, Inc.
  Class A..........................            7,800       360,360
                                                       -----------
                                                         1,229,050
                                                       -----------
RETAILING - 3.2%
Costco Wholesale Corp.*............           37,800     1,405,404
                                                       -----------
SOFTWARE - 0.9%
Microsoft Corp. ...................           14,800       407,592
                                                       -----------
TRANSPORTATION - 1.1%
United Parcel Service, Inc.
  Class B..........................            6,500       484,575
                                                       -----------
                                     COUNTRY
                                      CODE    SHARES      VALUE

WHOLESALE & RETAIL - 0.5%
AutoZone, Inc.*....................            2,500   $   213,025
                                                       -----------
Total Common Stock
  (cost $37,720,884)...............                     43,225,837
                                                       -----------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ---------

SHORT TERM INVESTMENT - 2.1%
REPURCHASE AGREEMENT - 2.1%
State Street Bank and Trust Company
  0.92%, 1/2/04 (collateralized by
  $930,000 Student Loan Mortgage
  Association, 3.375%, 07/15/04 with a
  value of $955,244)
  (amortized cost $936,000).............    $936           936,000
                                                     -------------
TOTAL INVESTMENTS - 99.9%
  (cost $38,656,884)....................                44,161,837
Other assets less liabilities - 0.1%....                    52,756
                                                     -------------
NET ASSETS - 100.0%.....................             $  44,214,593
                                                     =============

  *  Non-income producing security
ADR = American Depositary Receipt
CH = Switzerland
FR = France
GB = Great Britain
JP = Japan
NL = Netherlands

--------------------------------------------------------------------------------

See Notes to Financial Statements.

NEUBERGER BERMAN MID CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------


                                          SHARES    VALUE

COMMON STOCK - 94.7%
ADVERTISING - 0.7%
Getty Images, Inc.*.....................  1,000   $   50,130
                                                  ----------
APPAREL & TEXTILES - 1.5%
Coach, Inc.*............................  2,800      105,700
                                                  ----------
AUTO PARTS - 1.0%
Gentex Corp.............................  1,500       66,240
                                                  ----------
BIOTECH RESEARCH & PRODUCTION - 3.6%
Chiron Corp.*...........................  1,500       85,485
Genzyme Corp.*..........................  1,500       74,010
Gilead Sciences, Inc.*..................  1,500       87,210
                                                  ----------
                                                     246,705
                                                  ----------
BIOTECHNOLOGY - 0.8%
Invitrogen Corp.*.......................    750       52,500
                                                  ----------
BUILDING & CONSTRUCTION - 0.5%
Centex Corp.............................    300       32,295
                                                  ----------
BUSINESS SERVICES - 3.3%
Alliance Data Systems Corp.*............  3,350       92,728
Stericycle, Inc.*.......................  1,400       65,380
The Corporate Executive Board Co.*......  1,400       65,338
                                                  ----------
                                                     223,446
                                                  ----------
CASINOS & GAMBLING - 1.3%
International Game Technology...........  2,500       89,250
                                                  ----------
COMMUNICATION SERVICES - 1.7%
Nextel Partners, Inc. Class A*..........  8,700      117,015
                                                  ----------
COMPUTERS & BUSINESS EQUIPMENT - 5.5%
Lam Research Corp.*.....................  1,200       38,760
Qlogic Corp.*...........................  1,200       61,920
UTStarcom, Inc.*........................  2,700      100,089
Zebra Technologies Corp. Class A*.......  2,700      179,199
                                                  ----------
                                                     379,968
                                                  ----------
COMPUTER SERVICES - 1.1%
Affiliated Computer Services, Inc.
  Class A*..............................    650       35,399
Unisys Corp.*...........................  2,500       37,125
                                                  ----------
                                                      72,524
                                                  ----------

                                          SHARES    VALUE

COMPUTER SERVICES & SOFTWARE SYSTEMS - 2.2%
Juniper Networks, Inc.*.................  3,500   $   65,380
Mercury Interactive Corp.*..............  1,700       82,688
                                                  ----------
                                                     148,068
                                                  ----------
CONSTRUCTION MATERIALS - 0.8%
United Rentals, Inc.*...................  3,000       57,780
                                                  ----------
CONSUMER ELECTRONICS - 0.5%
Electronic Arts, Inc.*..................    740       35,357
                                                  ----------
CONTAINERS & GLASS - 2.1%
Packaging Corp. of America..............  3,000       65,580
Pactiv Corp.*...........................  3,200       76,480
                                                  ----------
                                                     142,060
                                                  ----------
DIVERSIFIED FINANCIAL SERVICES - 3.7%
Capital One Financial Corp..............  1,400       85,806
Franklin Resources, Inc.................  2,000      104,120
Moody's Corp............................  1,100       66,605
                                                  ----------
                                                     256,531
                                                  ----------
DIVERSIFIED MANUFACTURING - 0.5%
Eaton Corp..............................    350       37,793
                                                  ----------
DIVERSIFIED MATERIALS & PROCESSING - 1.2%
Danaher Corp............................    900       82,575
                                                  ----------
DRUGS & HEALTH CARE - 5.2%
Allergan, Inc...........................  1,100       84,491
Celgene Corp.*..........................  1,100       49,522
Henry Schein, Inc.*.....................  1,200       81,096
NPS Pharmaceuticals, Inc.*..............  1,900       58,406
VISX, Inc.*.............................  3,500       81,025
                                                  ----------
                                                     354,540
                                                  ----------
DRUGS & MEDICAL PRODUCTS - 1.2%
Watson Pharmaceuticals, Inc.*...........  1,800       82,800
                                                  ----------
DRUGS & PHARMACEUTICAL - 1.2%
Teva Pharmaceutical Industries Ltd.
  ADR...................................  1,400       79,394
                                                  ----------
EDUCATION SERVICES - 1.4%
Education Management Corp.*.............  3,000       93,120
                                                  ----------
ELECTRICAL EQUIPMENT - 1.3%
Molex, Inc..............................  2,500       87,225
                                                  ----------
ELECTRONICS - 0.9%
SPX Corp.*..............................  1,100       64,691
                                                  ----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

NEUBERGER BERMAN MID CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2003                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------


                                          SHARES    VALUE

ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.6%
Agilent Technologies, Inc.*.............  2,400   $   70,176
Jabil Circuit, Inc.*....................  1,500       42,450
                                                  ----------
                                                     112,626
                                                  ----------
ELECTRONICS - SEMICONDUCTORS - 7.1%
Broadcom Corp. Class A*.................  1,300       44,317
Fairchild Semiconductor
  International, Inc. Class A*..........  2,750       68,667
Intersil Corp. Class A..................  2,650       65,853
KLA-Tencor Corp.*.......................  1,000       58,670
Microchip Technology, Inc...............  3,000      100,080
National Semiconductor Corp.*...........  2,200       86,702
Silicon Laboratories, Inc.*.............  1,400       60,508
                                                  ----------
                                                     484,797
                                                  ----------
FINANCIAL SERVICES - 1.4%
Investors Financial Services Corp.......  2,500       96,025
                                                  ----------
FOODS - 1.0%
Whole Foods Market, Inc.*...............  1,000       67,130
                                                  ----------
HEALTH CARE - DIVERSE - 2.6%
C. R. Bard, Inc.........................  1,050       85,313
Varian Medical Systems, Inc.*...........  1,375       95,012
                                                  ----------
                                                     180,325
                                                  ----------
HEALTH CARE - MANAGEMENT SERVICES - 1.3%
Caremark Rx, Inc.*......................  3,600       91,188
                                                  ----------
HOUSEHOLD APPLIANCES & HOME FURNISHINGS - 1.4%
Harman International Industries, Inc....  1,300       96,174
                                                  ----------
HOTELS - 1.3%
Mandalay Resort Group...................  2,000       89,440
                                                  ----------
INDUSTRIAL MACHINERY - 1.7%
Donaldson Co., Inc......................  1,000       59,160
Parker-Hannifin Corp....................  1,000       59,500
                                                  ----------
                                                     118,660
                                                  ----------
INSURANCE - 0.4%
China Life Insurance Co., Ltd. ADR*.....    800       26,376
                                                  ----------
INTERNET RETAIL - 0.8%
Amazon.com, Inc.*.......................  1,000       52,640
                                                  ----------
INTERNET SOFTWARE & SERVICES - 1.5%
Symantec Corp.*.........................  3,000      103,950
                                                  ----------

                                          SHARES    VALUE

MEDICAL DEVICES - 0.6%
INAMED Corp.*...........................    900   $   43,254
                                                  ----------
MEDICAL PRODUCTS - 1.3%
Zimmer Holdings, Inc.*..................  1,250       88,000
                                                  ----------
METALS & MINERALS - 0.5%
Freeport-McMoran Copper & Gold, Inc.
  Class B...............................    800       33,704
                                                  ----------
MUTUAL FUNDS - 0.7%
IShares Trust Russell 2000 Growth Index
  Fund..................................    800       47,408
                                                  ----------
OIL - EXPLORATION & PRODUCTION - 0.9%
Murphy Oil Corp.........................  1,000       65,310
                                                  ----------
OIL CRUDE PRODUCERS - 0.9%
XTO Energy, Inc.........................  2,160       61,128
                                                  ----------
PIPELINES - 1.0%
Kinder Morgan, Inc......................  1,150       67,965
                                                  ----------
RADIO & TV BROADCASTING - 2.8%
The E.W. Scripps Co. Class A............    900       84,726
Univision Communications, Inc.
  Class A*..............................  2,700      107,163
                                                  ----------
                                                     191,889
                                                  ----------
RETAIL - 3.1%
CarMax, Inc.*...........................  1,500       46,395
Ross Stores, Inc........................  2,900       76,647
Tiffany & Co............................  2,000       90,400
                                                  ----------
                                                     213,442
                                                  ----------
RETAIL - APPAREL - 1.5%
Nordstrom, Inc..........................  3,000      102,900
                                                  ----------
RETAIL TRADE - 5.5%
Michaels Stores, Inc....................  2,000       88,400
PETsMART, Inc...........................  3,000       71,400
Staples, Inc.*..........................  2,500       68,250
Tuesday Morning Corp.*..................  2,000       60,500
Williams-Sonoma, Inc.*..................  2,600       90,402
                                                  ----------
                                                     378,952
                                                  ----------
SAVINGS & LOANS - 1.3%
New York Community Bancorp, Inc.........  2,300       87,515
                                                  ----------
SEMICONDUCTOR EQUIPMENT - 1.2%
ASML Holdings N.V.*.....................  4,000       80,200
                                                  ----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

NEUBERGER BERMAN MID CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2003                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------


                                          SHARES    VALUE

SOFTWARE - 1.2%
VERITAS Software Corp.*.................  2,200   $   81,752
                                                  ----------
SOFTWARE & SERVICES - 1.0%
PeopleSoft, Inc.*.......................  3,000       68,400
                                                  ----------
TECHNOLOGY - 1.1%
SanDisk Corp.*..........................  1,200       73,368
                                                  ----------
TELECOMMUNICATIONS EQUIPMENT - 0.6%
Corning, Inc.*..........................  4,000       41,720
                                                  ----------
TRUCKING & FREIGHT FORWARDING - 1.3%
J.B. Hunt Transport Services, Inc.*.....  3,400       91,834
                                                  ----------
TRANSPORTATION - 0.6%
Swift Transportation Co., Inc.*.........  2,000       42,040
                                                  ----------
TRAVEL & LEISURE - 1.0%
Royal Caribbean Cruises Ltd.............  2,000       69,580
                                                  ----------
WHOLESALE - 1.3%
Fastenal Co.............................  1,850       92,389
                                                  ----------
Total Common Stock
  (cost $5,362,499).....................           6,499,788
                                                  ----------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)      VALUE

SHORT TERM INVESTMENT - 5.4%
REPURCHASE AGREEMENT - 5.4%
State Street Bank and Trust Company
  0.78%, 1/02/04
  (collateralized by $372,000 Federal
  Home Loan Mortgage Corporation,
  2.000%, 01/21/05 with a value of
  $383,563)
  (amortized cost $372,000).............    $372     $  372,000
                                                     ----------
TOTAL INVESTMENTS - 100.1%
  (cost $5,734,499).....................              6,871,788
Other assets less
  liabilities - (0.1%)..................                 (4,326)
                                                     ----------
NET ASSETS - 100.0%.....................             $6,867,462
                                                     ==========

  *  Non-income producing security
ADR = American Depositary Receipt

--------------------------------------------------------------------------------

See Notes to Financial Statements.

NEUBERGER BERMAN MID CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES    VALUE

COMMON STOCK - 97.5%
APPAREL & TEXTILES - 2.3%
V. F. Corp..............................  5,100   $  220,524
                                                  ----------
AUTO PARTS - 5.3%
BorgWarner, Inc.........................  2,000      170,140
Johnson Controls, Inc...................  1,100      127,732
Lear Corp...............................  3,550      217,721
                                                  ----------
                                                     515,593
                                                  ----------
BANKS - 4.9%
Charter One Financial, Inc..............  6,500      224,575
North Fork Bancorporation, Inc..........  3,800      153,786
Southtrust Corp.........................  2,900       94,917
                                                  ----------
                                                     473,278
                                                  ----------
BUILDING MATERIALS - 0.9%
American Standard Cos., Inc.*...........    900       90,630
                                                  ----------
COMMERCIAL SERVICES & SUPPLIES - 2.3%
Manpower, Inc...........................  4,700      221,276
                                                  ----------
COMPUTER SERVICES & SOFTWARE SYSTEMS - 1.7%
Computer Associates
  International, Inc....................  6,000      164,040
                                                  ----------
CONSUMER DURABLES & APPAREL - 1.7%
Liz Claiborne, Inc......................  4,700      166,662
                                                  ----------
DIVERSIFIED FINANCIAL SERVICES - 1.5%
TCF Financial Corp......................  2,900      148,915
                                                  ----------
DIVERSIFIED MANUFACTURING - 2.0%
SPX Corp.*..............................  3,300      194,073
                                                  ----------
DRUGS & HEALTH CARE - 3.8%
Laboratory Corp. of America Holdings*...  3,600      133,020
Oxford Health Plans, Inc.*..............  5,400      234,900
                                                  ----------
                                                     367,920
                                                  ----------
ELECTRIC UTILITIES - 1.8%
Pepco Holdings, Inc.....................  2,500       48,850
PPL Corp................................  2,800      122,500
                                                  ----------
                                                     171,350
                                                  ----------
FINANCIAL MISCELLANEOUS - 6.4%
Ambac Financial Group, Inc..............  2,850      197,762
IndyMac Bancorp, Inc....................  6,600      196,614
Radian Group, Inc.......................  4,550      221,812
                                                  ----------
                                                     616,188
                                                  ----------
                                          SHARES    VALUE

FINANCIAL SERVICES - 5.2%
CIT Group, Inc..........................  2,800   $  100,660
First Tennessee National Corp...........  5,200      229,320
The Bear Stearns Cos., Inc..............  2,200      175,890
                                                  ----------
                                                     505,870
                                                  ----------
FOODS & BEVERAGES - 4.0%
Constellation Brands, Inc. Class A*.....  7,400      243,682
Del Monte Foods Co.*....................  13,400     139,360
                                                  ----------
                                                     383,042
                                                  ----------
FOODS - 1.5%
Fresh Del Monte Produce, Inc............  6,100      145,363
                                                  ----------
HEALTHCARE - 1.5%
WellChoice, Inc.*.......................  4,200      144,900
                                                  ----------
HEALTH CARE FACILITIES - 4.1%
Triad Hospitals, Inc.*..................  7,300      242,871
Universal Health Services, Inc.
  Class B...............................  2,900      155,788
                                                  ----------
                                                     398,659
                                                  ----------
HEALTH CARE - SERVICES - 3.0%
DaVita, Inc.*...........................  3,700      144,300
Omnicare, Inc...........................  3,600      145,404
                                                  ----------
                                                     289,704
                                                  ----------
HOUSEHOLD APPLIANCES & HOME FURNISHINGS - 1.5%
Mohawk Industries, Inc.*................  2,000      141,080
                                                  ----------
INSURANCE - 4.2%
RenaissanceRe Holdings Ltd..............  4,600      225,630
The PMI Group, Inc......................  4,800      178,704
                                                  ----------
                                                     404,334
                                                  ----------
INSURANCE - MULTILINE - 3.3%
Loews Corp..............................  3,000      148,350
PartnerRe Ltd...........................  2,900      168,345
                                                  ----------
                                                     316,695
                                                  ----------
INSURANCE - PROPERTY & CASUALTY - 3.3%
Anthem, Inc.*...........................  2,400      180,000
XL Capital Ltd. Class A.................  1,730      134,162
                                                  ----------
                                                     314,162
                                                  ----------
INVESTMENT MANAGEMENT COMPANIES - 0.8%
Federated Investors, Inc. Class B.......  2,500       73,400
                                                  ----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

NEUBERGER BERMAN MID CAP VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2003                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES    VALUE

LEISURE TIME - 1.0%
Brunswick Corp..........................  3,000   $   95,490
                                                  ----------
MEDICAL DEVICES - 1.2%
Quest Diagnostics, Inc.*................  1,600      116,976
                                                  ----------
OIL - EXPLORATION & PRODUCTION - 1.7%
EOG Resources, Inc......................  3,500      161,595
                                                  ----------
OIL CRUDE PRODUCERS - 6.7%
Apache Corp.............................    650       52,715
Sunoco, Inc.............................  4,100      209,715
Talisman Energy, Inc....................  3,200      181,120
XTO Energy, Inc.........................  7,166      202,798
                                                  ----------
                                                     646,348
                                                  ----------
OIL & GAS - EXPLORATION & PRODUCTION - 2.6%
Murphy Oil Corp.........................    800       52,248
Pioneer Natural Resources Co.*..........  6,200      197,966
                                                  ----------
                                                     250,214
                                                  ----------
RAILROADS - 1.0%
Canadian National Railway Co............  1,600      101,248
                                                  ----------
RESTAURANTS - 1.5%
Darden Restaurants, Inc.................  7,000      147,280
                                                  ----------
RETAIL - 4.1%
Foot Locker, Inc........................  7,100      166,495
May Department Stores Co................  1,200       34,884
                                          SHARES    VALUE

Payless ShoeSource, Inc.*...............  5,650   $   75,710
Reebok International Ltd................  3,100      121,892
                                                  ----------
                                                     398,981
                                                  ----------
RETAIL TRADE - 3.0%
Office Depot, Inc.*.....................  3,100       51,801
Pier 1 Imports, Inc.....................  7,000      153,020
Regis Corp..............................  2,200       86,944
                                                  ----------
                                                     291,765
                                                  ----------
SAVINGS & LOANS - 2.0%
GreenPoint Financial Corp...............  5,450      192,494
                                                  ----------
SERVICE COMMERCIAL - 1.2%
Viad Corp...............................  4,800      120,000
                                                  ----------
SHIPPING - 1.8%
Teekay Shipping Corp....................  3,100      176,793
                                                  ----------
TRUCKING & FREIGHT FORWARDING - 1.5%
CNF, Inc................................  4,200      142,380
                                                  ----------
UTILITIES - GAS PIPELINES - 1.2%
Equitable Resources, Inc................  2,800      120,176
                                                  ----------
TOTAL INVESTMENTS - 97.5%
  (cost $7,733,010).....................           9,429,398
Other assets less liabilities - 2.5%....             245,773
                                                  ----------
NET ASSETS - 100.0%.....................          $9,675,171
                                                  ==========

  *  Non-income producing security

--------------------------------------------------------------------------------

See Notes to Financial Statements.

VALUE EQUITY FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES    VALUE

COMMON STOCK - 96.3%
ADVERTISING - 1.1%
Omnicom Group, Inc......................  1,100   $   96,063
                                                  ----------
BANKING - 10.6%
Bank New York, Inc......................  7,500      248,400
Commerce Bancorp, Inc...................  2,500      131,700
FleetBoston Financial Corp..............  4,000      174,600
J.P. Morgan Chase & Co..................  3,150      115,700
Wells Fargo & Co........................  4,300      253,227
                                                  ----------
                                                     923,627
                                                  ----------
CHEMICALS - 2.0%
E. I. du Pont de Nemours & Co...........  3,800      174,382
                                                  ----------
COMMERCIAL SERVICES - 1.0%
ChoicePoint, Inc.*......................  2,300       87,607
                                                  ----------
COMPUTERS & OFFICE EQUIPMENT - 0.9%
Dell, Inc.*.............................  2,300       78,108
                                                  ----------
CONSUMER PRODUCTS - 3.4%
Altria Group, Inc.......................  1,800       97,956
Procter & Gamble Co.....................  1,900      189,772
The Sherwin-Williams Co.................    400       13,896
                                                  ----------
                                                     301,624
                                                  ----------
DIVERSIFIED MANUFACTURING - 1.7%
Tyco International Ltd..................  5,600      148,400
                                                  ----------
DRUGS & MEDICAL PRODUCTS - 4.7%
Pfizer, Inc.............................  5,400      190,782
Sanofi-Synthelabo SA ADR................  3,700      139,675
Wyeth...................................  1,800       76,410
                                                  ----------
                                                     406,867
                                                  ----------
ELECTRONICS - 2.5%
Flextronics International Ltd.*.........  8,100      120,204
Parker Hannifin Corp....................  1,600       95,200
                                                  ----------
                                                     215,404
                                                  ----------
ENERGY - 10.6%
ConocoPhillips..........................  6,700      439,319
Duke Energy Corp........................  6,500      132,925
Exelon Corp.............................  4,100      272,076
General Electric Co.....................  2,500       77,450
                                                  ----------
                                                     921,770
                                                  ----------
FIBER OPTICS - 0.9%
JDS Uniphase Corp.*.....................  22,400      81,760
                                                  ----------
                                          SHARES    VALUE

FINANCIAL SERVICES - 14.6%
Citigroup, Inc..........................  5,950   $  288,813
Fannie Mae..............................  4,100      307,746
Freddie Mac.............................  6,450      376,164
Merrill Lynch & Co., Inc................  1,300       76,245
Morgan Stanley..........................  3,900      225,693
                                                  ----------
                                                   1,274,661
                                                  ----------
HEALTHCARE - 2.4%
WellPoint Health Networks, Inc.*........  2,200      213,378
                                                  ----------
HEALTH CARE FACILITIES - 1.7%
Quest Diagnostics, Inc.*................  2,000      146,220
                                                  ----------
INDUSTRIAL PRODUCTS & SERVICES - 2.5%
Textron, Inc............................  3,824      218,197
                                                  ----------
INSURANCE - 6.4%
AFLAC, Inc..............................  4,700      170,046
The Hartford Financial Services
  Group, Inc............................  1,400       82,642
UnumProvident Corp......................  10,300     162,431
XL Capital Ltd. Class A.................  1,800      139,590
                                                  ----------
                                                     554,709
                                                  ----------
LEISURE - 1.9%
Carnival Corp...........................  4,200      166,866
                                                  ----------
MEDIA - 5.5%
Hughes Electronics Corp.*...............  15,064     249,309
The News Corp. Ltd. ADR.................  1,684       50,941
The Walt Disney Co......................  7,700      179,641
                                                  ----------
                                                     479,891
                                                  ----------
METAL & MINING - 4.5%
Inco Ltd.*..............................  6,400      254,848
Nucor Corp..............................  2,400      134,400
                                                  ----------
                                                     389,248
                                                  ----------
MULTIMEDIA - 1.7%
Clear Channel Communications, Inc.......  3,150      147,515
                                                  ----------
OIL & GAS - 3.3%
BP PLC ADR..............................  5,800      286,230
                                                  ----------
PAPER & FOREST PRODUCTS - 3.8%
International Paper Co..................  7,800      336,258
                                                  ----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

VALUE EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2003                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES    VALUE

RETAIL - 4.7%
Dollar General Corp.....................  9,000   $  188,910
Office Depot, Inc.*.....................  13,200     220,572
                                                  ----------
                                                     409,482
                                                  ----------
SOFTWARE - 1.0%
Dassault Systems S.A. ADR...............  1,900       87,210
                                                  ----------
TELECOMMUNICATIONS - 2.0%
AT&T Wireless Services, Inc.*...........  12,000      95,880
Nokia Corp. ADR.........................  4,700       79,900
                                                  ----------
                                                     175,780
                                                  ----------
TRANSPORTATION - 0.9%
Union Pacific Corp......................  1,100       76,428
                                                  ----------
TOTAL INVESTMENTS - 96.3%
  (cost $7,205,804).....................           8,397,685
Other assets less liabilities - 3.7%....             320,488
                                                  ----------
NET ASSETS - 100.0%.....................          $8,718,173
                                                  ==========

  *  Non-income producing security

--------------------------------------------------------------------------------

See Notes to Financial Statements.

VALUE MANAGED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES    VALUE

COMMON STOCK - 99.6%
AUTOMOTIVE - 2.0%
Nissan Motor Co., Ltd. ADR..............  4,900   $  110,054
                                                  ----------
BANKING - 6.4%
The Bank of New York Co., Inc...........  3,500      115,920
Wells Fargo & Co........................  4,100      241,449
                                                  ----------
                                                     357,369
                                                  ----------
COMMERCIAL SERVICES - 1.0%
ChoicePoint, Inc.*......................  1,500       57,135
                                                  ----------
COMPUTERS - 0.9%
Dell, Inc.*.............................  1,500       51,465
                                                  ----------
DIVERSIFIED MANUFACTURING - 6.2%
Textron, Inc............................  1,900      108,414
Tyco International Ltd..................  9,000      238,500
                                                  ----------
                                                     346,914
                                                  ----------
DRUGS & MEDICAL PRODUCTS - 5.1%
Pfizer, Inc.............................  5,300      187,249
Sanofi-Synthelabo SA ADR................  2,600       98,150
                                                  ----------
                                                     285,399
                                                  ----------
ENERGY - 7.4%
ChevronTexaco Corp......................    700       60,473
ConocoPhillips..........................  2,800      183,596
General Electric Co.....................  5,400      167,292
                                                  ----------
                                                     411,361
                                                  ----------
FIBER OPTICS - 2.1%
JDS Uniphase Corp.*.....................  32,000     116,800
                                                  ----------
FINANCIAL SERVICES - 19.6%
Citigroup, Inc..........................  4,450      216,003
Fannie Mae..............................  3,400      255,204
Freddie Mac.............................  5,500      320,760
Merrill Lynch & Co., Inc................  1,000       58,650
Morgan Stanley..........................  1,000       57,870
Washington Mutual, Inc..................  4,500      180,540
                                                  ----------
                                                   1,089,027
                                                  ----------
HEALTH CARE FACILITIES - 7.4%
Anthem, Inc.*...........................  1,000       75,000
Quest Diagnostics, Inc.*................  2,350      171,809
Tenet Healthcare Corp.*.................  4,100       65,805
WellPoint Health Networks, Inc.*........  1,000       96,990
                                                  ----------
                                                     409,604
                                                  ----------
HOUSEHOLD & PERSONAL PRODUCTS - 3.1%
Procter & Gamble Co.....................  1,700      169,796
                                                  ----------
                                          SHARES    VALUE

HOTELS, RESTAURANT & LEISURE - 3.0%
Carnival Corp...........................  3,000   $  119,190
Royal Caribbean Cruises Ltd.............  1,400       48,706
                                                  ----------
                                                     167,896
                                                  ----------
INSURANCE - 5.9%
American International Group, Inc.......  2,500      165,700
UnumProvident Corp......................  3,000       47,310
XL Capital Ltd. Class A.................  1,500      116,325
                                                  ----------
                                                     329,335
                                                  ----------
MULTIMEDIA - 7.5%
Clear Channel Communications, Inc.......  1,900       88,977
EchoStar Communications Corp.
  Class A*..............................  1,600       54,400
Hughes Electronics Corp*................  16,628     275,193
                                                  ----------
                                                     418,570
                                                  ----------
OIL & GAS - 4.3%
BP PLC ADR..............................  3,700      182,595
Nabors Industries Ltd.*.................  1,400       58,100
                                                  ----------
                                                     240,695
                                                  ----------
PAPER & RELATED PRODUCTS - 2.1%
International Paper Co..................  2,700      116,397
                                                  ----------
RETAIL - 7.6%
Dollar General Corp.....................  2,400       50,376
Office Depot, Inc.*.....................  5,300       88,563
Sears Roebuck & Co......................  6,200      282,038
                                                  ----------
                                                     420,977
                                                  ----------
SOFTWARE - 1.1%
Dassault Systemes S.A. ADR..............  1,300       59,670
                                                  ----------
TELECOMMUNICATIONS - 4.7%
AT&T Wireless Services, Inc.*...........  12,400      99,076
Nokia Corp. ADR.........................  9,600      163,200
                                                  ----------
                                                     262,276
                                                  ----------
UTILITIES - 2.2%
Exelon Corp.............................  1,800      119,448
                                                  ----------
TOTAL INVESTMENTS - 99.6%
  (cost $4,875,830).....................           5,540,188
Other assets less liabilities - 0.4%....              20,348
                                                  ----------
NET ASSETS - 100.0%.....................          $5,560,536
                                                  ==========

  *  Non-income producing security
ADR = American Depositary Receipt

--------------------------------------------------------------------------------

See Notes to Financial Statements.

VALUE MID CAP FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES     VALUE

COMMON STOCK - 97.2%
ADVERTISING - 7.6%
Lamar Advertising Co. Class A*..........  22,300  $   832,236
Omnicom Group, Inc. ....................  4,000       349,320
WPP Group PLC ADR.......................  7,900       388,285
                                                  -----------
                                                    1,569,841
                                                  -----------
AEROSPACE - 6.1%
Alliant Techsystems, Inc.*..............  12,700      733,552
Rockwell Collins, Inc. .................  17,300      519,519
                                                  -----------
                                                    1,253,071
                                                  -----------
BANKING - 5.3%
M&T Bank Corp. .........................  3,500       344,050
SouthTrust Corp. .......................  9,300       304,389
Trustmark Corp. ........................  15,200      444,904
                                                  -----------
                                                    1,093,343
                                                  -----------
BIOTECHNOLOGY - 2.2%
Inveresk Research Group, Inc.*..........  18,300      452,559
                                                  -----------
BUSINESS SERVICES - 3.8%
Certegy, Inc. ..........................  8,300       272,240
Gartner, Inc. Class A*..................  19,000      214,890
Harte-Hanks, Inc. ......................  13,400      291,450
                                                  -----------
                                                      778,580
                                                  -----------
COMMERCIAL SERVICES - 8.8%
ARAMARK Corp. Class B...................  37,000    1,014,540
Kroll, Inc.*............................  8,600       223,600
Unisys Corp.*...........................  18,000      267,300
Viad Corp. .............................  12,000      300,000
                                                  -----------
                                                    1,805,440
                                                  -----------
CONSUMER PRODUCTS - 2.8%
The Dial Corp. .........................  10,700      304,629
The Sherwin-Williams Co. ...............  7,600       264,024
                                                  -----------
                                                      568,653
                                                  -----------
DRUGS & MEDICAL PRODUCTS - 5.2%
Millipore Corp.*........................  18,300      787,815
Pharmaceutical Product
  Development, Inc.*....................  10,500      283,185
                                                  -----------
                                                    1,071,000
                                                  -----------
ELECTRONICS - 5.7%
AMETEK, Inc. ...........................  6,700       323,342
                                          SHARES     VALUE

Arrow Electronics, Inc.*................  14,200  $   328,588
Diebold, Inc. ..........................  5,900       317,833
Jabil Circuit, Inc.*....................  7,000       198,100
                                                  -----------
                                                    1,167,863
                                                  -----------
ENERGY - 1.5%
Nabors Industries Ltd.*.................  7,300       302,950
                                                  -----------
FOOD SERVICES - 2.2%
Ruby Tuesday, Inc. .....................  5,700       162,393
Yum Brands, Inc.*.......................  8,700       299,280
                                                  -----------
                                                      461,673
                                                  -----------
HEALTHCARE - 1.6%
Priority Healthcare Corp. Class B*......  13,500      325,485
                                                  -----------
INSURANCE - 8.0%
Nationwide Financial Services, Inc.
  Class A...............................  15,700      519,042
PartnerRe Ltd. .........................  4,500       261,225
Platinum Underwriters Holdings Ltd. ....  9,200       276,000
Radian Group, Inc. .....................  4,000       195,000
Scottish Re Group Ltd. .................  18,500      384,430
                                                  -----------
                                                    1,635,697
                                                  -----------
MACHINERY & ENGINEERING - 2.1%
National-Oilwell, Inc.*.................  19,700      440,492
                                                  -----------
MANUFACTURING - 9.9%
Actuant Corp. Class A*..................  14,200      514,040
Eaton Corp. ............................  4,300       464,314
Navistar International Corp.*...........  9,000       431,010
Roper Industries, Inc. .................  6,300       310,338
Varian, Inc.*...........................  7,600       317,148
                                                  -----------
                                                    2,036,850
                                                  -----------
MEASURING INSTRUMENTS - 2.7%
Mettler-Toledo International, Inc.*.....  13,100      552,951
                                                  -----------
MEDICAL RESEARCH - 4.3%
Charles River Laboratories
  International, Inc.*..................  11,600      398,228
Laboratory Corp. of America Holdings*...  13,300      491,435
                                                  -----------
                                                      889,663
                                                  -----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

VALUE MID CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2003                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES     VALUE

OIL & GAS - 3.0%
Anadarko Petroleum Corp. ...............  8,600   $   438,686
GlobalSantaFe Corp. ....................  7,300       181,259
                                                  -----------
                                                      619,945
                                                  -----------
RETAIL - 4.3%
Dollar General Corp. ...................  23,800      499,562
Ross Stores, Inc. ......................  14,800      391,164
                                                  -----------
                                                      890,726
                                                  -----------
TRANSPORTATION - 6.0%
Canadian National Railway Co. ..........  9,500       601,160
Pacer International, Inc.*..............  20,400      412,488
UTI Worldwide, Inc. ....................  5,800       219,994
                                                  -----------
                                                    1,233,642
                                                  -----------
TRUCKING & SHIPPING - 2.5%
Oshkosh Truck Corp. ....................  10,100      515,403
                                                  -----------
UTILITIES - 1.6%
Cinergy Corp. ..........................  8,700       337,647
                                                  -----------
TOTAL INVESTMENTS - 97.2%
  (cost $16,294,310)....................           20,003,474
Other assets less liabilities - 2.8%....              578,413
                                                  -----------
NET ASSETS - 100.0%.....................          $20,581,887
                                                  ===========

  *  Non-income producing security
ADR = American Depositary Receipt

--------------------------------------------------------------------------------

See Notes to Financial Statements.

VALUE SMALL CAP FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES      VALUE

COMMON STOCK - 96.6%
BUSINESS SERVICES - 1.5%
Cornell Cos., Inc.*.....................  80,700   $ 1,101,555
                                                   -----------
COMPUTER SERVICES - 5.8%
Mercury Computer Systems, Inc.*.........  53,413     1,329,984
Overland Storage, Inc.*.................  51,800       973,840
RadiSys Corp.*..........................  59,300       999,798
Tier Technologies, Inc. Class B*........  107,700      879,909
                                                   -----------
                                                     4,183,531
                                                   -----------
COMPUTER SOFTWARE - 2.0%
Advent Software, Inc.*..................  36,900       643,167
Parametric Technology Corp.*............  199,000      784,060
                                                   -----------
                                                     1,427,227
                                                   -----------
CONSULTING SERVICES - 1.4%
Gartner, Inc. Class A*..................  86,300       976,053
                                                   -----------
CONSUMER PRODUCTS & SERVICES - 3.2%
Kroll, Inc.*............................  46,100     1,198,600
Mobile Mini, Inc.*......................  54,300     1,070,796
                                                   -----------
                                                     2,269,396
                                                   -----------
DRUGS & MEDICAL PRODUCTS - 3.5%
K-V Pharmaceutical Co. Class A*.........  31,850       812,175
NeoPharm, Inc...........................  91,900     1,683,608
                                                   -----------
                                                     2,495,783
                                                   -----------
ELECTRICAL EQUIPMENT & INSTRUMENTS - 2.3%
EMCOR Group, Inc.*......................  37,200     1,633,080
                                                   -----------
ENERGY - 3.7%
Advanced Energy Industries, Inc.*.......  25,700       669,485
Black Hills Corp. ......................  29,100       868,053
MDU Resources Group, Inc. ..............  46,593     1,109,379
                                                   -----------
                                                     2,646,917
                                                   -----------
FINANCIAL SERVICES - 14.5%
Affiliated Managers Group, Inc.*........  17,800     1,238,702
Allied Capital Corp. ...................  25,791       719,053
American Capital Strategies Ltd. .......  40,100     1,192,173
BISYS Group, Inc.*......................  62,500       930,000
CapitalSource, Inc.*....................  37,500       813,000
Certegy, Inc. ..........................  40,300     1,321,840
First State Bancorporation..............  23,000       799,250
Hancock Holding Co. ....................  13,200       720,324
                                          SHARES      VALUE

Pacific Capital Bancorp.................  23,100   $   850,542
Texas Regional Bancshares, Inc.
  Class A...............................  21,800       806,600
Triad Guaranty, Inc.*...................  20,800     1,047,280
                                                   -----------
                                                    10,438,764
                                                   -----------
FOOD SERVICES - 0.8%
American Italian Pasta Co. Class A*.....  14,300       599,170
                                                   -----------
INSURANCE - 1.5%
Scottish Re Group Ltd. .................  52,700     1,095,106
                                                   -----------
MACHINERY & MANUFACTURING - 9.2%
Astec Industries, Inc.*.................  155,700    1,910,439
Precision Castparts Corp. ..............  26,000     1,180,660
Roper Industries, Inc. .................  27,000     1,330,020
RTI International Metals, Inc.*.........  61,500     1,037,505
Teleflex, Inc. .........................  23,100     1,116,423
                                                   -----------
                                                     6,575,047
                                                   -----------
MEDIA & BROADCASTING - 1.4%
Emmis Communications Corp. Class A*.....  38,000     1,027,900
                                                   -----------
MEDICAL PRODUCTS - 5.6%
Regeneration Technologies, Inc.*........  186,000    2,038,560
Third Wave Technologies*................  150,200      683,410
Zoll Medical Corp.*.....................  36,600     1,298,568
                                                   -----------
                                                     4,020,538
                                                   -----------
OFFICE EQUIPMENT - 2.8%
Interface, Inc. Class A*................  368,600    2,038,358
                                                   -----------
OIL & GAS - DRILLING EQUIPMENT - 3.6%
National-Oilwell, Inc.*.................  53,800     1,202,968
Universal Compression
  Holdings, Inc.*.......................  53,200     1,391,712
                                                   -----------
                                                     2,594,680
                                                   -----------
PAPER PRODUCTS - 2.2%
Intertape Polymer Group, Inc.*..........  123,678    1,574,421
                                                   -----------
REAL ESTATE - 5.7%
Correctional Properties Trust...........  25,000       720,000
Federal Realty Investment Trust.........  16,400       629,596
Heritage Property Investment Trust......  20,900       594,605
Innkeepers USA Trust....................  176,400    1,476,468
Sun Communities, Inc. ..................  18,000       696,600
                                                   -----------
                                                     4,117,269
                                                   -----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

VALUE SMALL CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2003                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES      VALUE

RETAIL - 10.3%
Casual Male Retail Group, Inc.*.........  203,300  $ 1,410,902
Guitar Center, Inc.*....................  36,800     1,198,944
Jos. A. Bank Clothiers, Inc.*...........  52,600     1,824,694
School Specialty, Inc.*.................  41,300     1,404,613
West Marine, Inc.*......................  55,600     1,546,236
                                                   -----------
                                                     7,385,389
                                                   -----------
SEMICONDUCTORS - 4.5%
DuPont Photomasks, Inc.*................  28,700       692,818
Entegris, Inc.*.........................  49,000       629,650
Fairchild Semiconductor
  International, Inc. Class A*..........  40,700     1,016,279
Semtech Corp.*..........................  38,600       877,378
                                                   -----------
                                                     3,216,125
                                                   -----------
SOFTWARE - 1.7%
Renaissance Learning, Inc.*.............  50,200     1,208,816
                                                   -----------
TECHNOLOGY - 2.5%
SBS Technologies, Inc.*.................  61,600       906,136
ScanSource, Inc.*.......................  19,500       889,590
                                                   -----------
                                                     1,795,726
                                                   -----------
TELECOMMUNICATIONS - 1.9%
EMS Technologies, Inc.*.................  64,900     1,333,046
                                                   -----------
TRUCKING & SHIPPING - 5.0%
Overnite Corp.*.........................  43,500       989,625
                                          SHARES      VALUE

Pacer International, Inc.*..............  52,300   $ 1,057,506
Wabash National Corp.*..................  53,500     1,567,550
                                                   -----------
                                                     3,614,681
                                                   -----------
Total Common Stock
  (cost $57,799,903)....................            69,368,578
                                                   -----------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ---------

SHORT TERM INVESTMENT - 3.7%
REPURCHASE AGREEMENT - 3.7%
State Street Bank and Trust Company
  0.35%, 1/02/04
  (collateralized by $2,600,000
  U.S. Treasury Notes, 6.000%, 08/15/04
  with a value of $2,736,500)
  (amortized cost $2,681,000)...........   $2,681      2,681,000
                                                     -----------
TOTAL INVESTMENTS - 100.3%
  (cost $60,480,903)....................              72,049,578
Other assets less
  liabilities - (0.3%)..................                (222,861)
                                                     -----------
NET ASSETS - 100.0%.....................             $71,826,717
                                                     ===========

  *  Non-income producing security

--------------------------------------------------------------------------------

See Notes to Financial Statements.

BLUE CHIP MID CAP FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                     COUNTRY
                                      CODE    SHARES      VALUE

COMMON STOCK - 99.7%
AUTOMOBILES & COMPONENTS - 4.0%
BorgWarner, Inc. ..................           11,600   $   986,812
Johnson Controls, Inc. ............            8,200       952,184
Lear Corp. ........................           17,700     1,085,541
                                                       -----------
                                                         3,024,537
                                                       -----------
BANKS - 8.6%
Bank of Hawaii Corp. ..............           19,400       818,680
City National Corp. ...............            7,000       434,840
Countrywide Financial Corp. .......           24,800     1,881,080
Golden West Financial Corp. .......            8,100       835,839
Hibernia Corp. Class A.............           25,200       592,452
Hudson City Bancorp, Inc. .........           20,200       771,236
M&T Bank Corp. ....................            5,300       520,990
UnionBanCal Corp. .................           11,900       684,726
                                                       -----------
                                                         6,539,843
                                                       -----------
CAPITAL GOODS - 7.7%
American Power Conversion Corp. ...           31,700       775,065
Eaton Corp. .......................            7,500       809,850
Fluor Corp. .......................           23,600       935,504
Paccar, Inc. ......................            7,500       638,400
Parker-Hannifin Corp. .............           18,800     1,118,600
Precision Castparts Corp. .........           22,000       999,020
Rockwell Collins, Inc. ............           19,200       576,576
                                                       -----------
                                                         5,853,015
                                                       -----------
COMMERCIAL SERVICES & SUPPLIES - 6.2%
ARAMARK Corp. Class B..............           37,200     1,020,024
Avery Dennison Corp. ..............           11,000       616,220
ChoicePoint, Inc.*.................           12,000       457,080
Education Management Corp.*........           30,800       956,032
Equifax, Inc. .....................           29,600       725,200
Manpower, Inc. ....................           13,000       612,040
Republic Services, Inc. ...........           13,000       333,190
                                                       -----------
                                                         4,719,786
                                                       -----------
CONSUMER DURABLES & APPAREL - 4.3%
Lennar Corp. ......................            9,920       952,320
Liz Claiborne, Inc. ...............           22,200       787,212
                                     COUNTRY
                                      CODE    SHARES      VALUE

Mattel, Inc. ......................           48,600   $   936,522
Mohawk Industries, Inc.*...........            7,600       536,104
                                                       -----------
                                                         3,212,158
                                                       -----------
DIVERSIFIED FINANCIALS - 4.6%
Blackrock, Inc. Class A............           10,300       547,033
Federated Investors, Inc.
  Class B..........................            9,300       273,048
Legg Mason, Inc. ..................           12,900       995,622
Moody's Corp. .....................           16,500       999,075
Providian Financial Corp.*.........           58,100       676,284
                                                       -----------
                                                         3,491,062
                                                       -----------
ENERGY - 4.4%
EOG Resources, Inc. ...............           23,700     1,094,229
GlobalSantaFe Corp. ...............           17,200       427,076
Nabors Industries Ltd.*............           13,900       576,850
XTO Energy, Inc....................           43,200     1,222,560
                                                       -----------
                                                         3,320,715
                                                       -----------
FOOD, BEVERAGES & TOBACCO - 0.8%
Constellation Brands, Inc.
  Class A*.........................           18,800       619,084
                                                       -----------
HEALTHCARE EQUIPMENT & SERVICES - 5.3%
Edwards Lifesciences Corp.*........           31,500       947,520
Guidant Corp. .....................           22,100     1,330,420
Health Management Associates, Inc.
  Class A..........................           45,600     1,094,400
McKesson HBOC, Inc. ...............           19,100       614,256
                                                       -----------
                                                         3,986,596
                                                       -----------
HOTELS, RESTAURANT & LEISURE - 0.6%
Gtech Holdings Corp. ..............            9,800       485,002
                                                       -----------
INSURANCE - 5.5%
Ambac Financial Group, Inc. .......           10,775       747,677
Brown & Brown, Inc. ...............           18,400       600,024
Everest Re Group, Ltd. ............           10,500       888,300
Gallagher Arthur J. & Co. .........           16,400       532,836
IPC Holdings Ltd. .................           15,100       587,994
White Mountains Insurance Group
  Ltd. ............................            1,720       791,114
                                                       -----------
                                                         4,147,945
                                                       -----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

BLUE CHIP MID CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2003                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                     COUNTRY
                                      CODE    SHARES      VALUE

MATERIALS - 4.4%
Abitibi-Consolidated, Inc. ........           56,100   $   454,971
Pactiv Corp.*......................           27,400       654,860
Rinker Group.......................  AU       130,957      645,857
Rohm & Haas Co. ...................           12,100       516,791
Sealed Air Corp.*..................            6,900       373,566
Smurfit Stone Container Corp.*.....           38,500       714,945
                                                       -----------
                                                         3,360,990
                                                       -----------
MEDIA - 2.3%
E.W. Scripps Co. Class A...........            4,800       451,872
Lamar Advertising Co. Class A*.....           22,750       849,030
Univision Communications, Inc.
  Class A*.........................           11,300       448,497
                                                       -----------
                                                         1,749,399
                                                       -----------
PHARMACEUTICALS & BIOTECHNOLOGY - 6.4%
Celera Genomics Group*.............           21,200       294,892
Cephalon, Inc.*....................           13,900       672,899
Gilead Sciences, Inc.*.............            7,900       459,306
Human Genome Sciences, Inc.*.......           35,200       466,400
IVAX Corp.*........................           36,900       881,172
Millennium Pharmaceuticals*........           52,600       982,042
Vertex Pharmaceuticals, Inc.*......           27,600       282,348
Watson Pharmaceuticals, Inc.*......           16,600       763,600
                                                       -----------
                                                         4,802,659
                                                       -----------
REAL ESTATE - 1.8%
Host Marriott Corp.*...............           61,000       751,520
iStar Financial, Inc. .............           16,100       626,290
                                                       -----------
                                                         1,377,810
                                                       -----------
RETAILING - 3.7%
AutoZone Inc.*.....................            3,900       332,319
Dollar Tree Stores, Inc.*..........           11,300       339,678
Michaels Stores, Inc. .............           24,000     1,060,800
Nordstrom, Inc. ...................            6,600       226,380
PETsMART, Inc. ....................           34,500       821,100
                                                       -----------
                                                         2,780,277
                                                       -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.3%
Analog Devices, Inc. ..............           18,000       821,700
                                     COUNTRY
                                      CODE    SHARES      VALUE

ASML Holdings N.V.*................           57,287   $ 1,148,605
International Rectifier Corp.*.....            3,000       148,230
KLA-Tencor Corp.*..................            6,400       375,488
                                                       -----------
                                                         2,494,023
                                                       -----------
SOFTWARE & SERVICES - 10.1%
Affiliated Computer Services, Inc.
  Class A*.........................           10,700       582,722
Alliance Data Systems Corp.*.......           18,500       512,080
Amdocs Ltd.*.......................           29,100       654,168
BEA Systems, Inc.*.................           34,600       425,580
CheckFree Corp.*...................           14,300       395,395
Intuit, Inc.*......................           23,000     1,216,930
PeopleSoft, Inc.*..................           42,000       957,600
Siebel Systems, Inc.*..............           26,200       363,394
Symantec Corp.*....................           17,300       599,445
The BISYS Group, Inc.*.............           53,300       793,104
VeriSign, Inc.*....................           70,300     1,145,890
                                                       -----------
                                                         7,646,308
                                                       -----------
TECHNOLOGY HARDWARE & EQUIPMENT - 5.7%
CDW Corp. .........................           14,800       854,848
Diebold, Inc. .....................           14,400       775,728
Solectron Corp.*...................           134,200      793,122
Waters Corp.*......................           26,500       878,740
Xerox Corp. .......................           73,000     1,007,400
                                                       -----------
                                                         4,309,838
                                                       -----------
TELECOMMUNICATION SERVICES - 3.4%
American Tower Corp. Class A*......           89,500       968,390
Citizens Communications Co.*.......           49,600       616,032
Nextel Communications, Inc.
  Class A*.........................           33,900       951,234
                                                       -----------
                                                         2,535,656
                                                       -----------
TRANSPORTATION - 3.1%
AMR Corp.*.........................           50,100       648,795
CNF, Inc. .........................            9,700       328,830
Exel...............................  GB       35,318       465,583
JetBlue Airways Corp.*.............            6,150       163,098
Ryanair Holdings PLC ADR*..........           14,300       724,152
                                                       -----------
                                                         2,330,458
                                                       -----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

BLUE CHIP MID CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2003                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                     COUNTRY
                                      CODE    SHARES      VALUE

UTILITIES - 3.5%
Cinergy Corp. .....................           22,100   $   857,701
Energy East Corp. .................           21,000       470,400
Pinnacle West Capital Corp. .......           14,700       588,294
Wisconsin Energy Corp. ............           22,300       745,935
                                                       -----------
                                                         2,662,330
                                                       -----------
Total Common Stock
  (cost $60,629,126)...............                     75,449,491
                                                       -----------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ---------

SHORT TERM INVESTMENT - 0.6%
REPURCHASE AGREEMENT - 0.6%
State Street Bank and Trust Company
  0.83%, 1/2/04 (collateralized by
  $448,000 United States Treasury Note,
  6.00%, 08/15/04 with a value of
  $457,838)
  (amortized cost $448,000).............    $448           448,000
                                                     -------------
TOTAL INVESTMENTS - 100.3%
  (cost $61,077,126)....................                75,897,491
Liabilities in excess of other
  assets - (0.3%).......................                  (228,616)
                                                     -------------
NET ASSETS - 100.0%.....................             $  75,668,875
                                                     =============

  *  Non-income producing security
ADR = American Depositary Receipt
AU = Australia
GB = Great Britain

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESTORS FOUNDATION FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES    VALUE

COMMON STOCK - 99.8%
AUTOMOBILES & COMPONENTS - 1.2%
Dana Corp. .............................  1,300   $   23,855
General Motors Corp. ...................  350         18,690
Johnson Controls, Inc. .................  425         49,351
                                                  ----------
                                                      91,896
                                                  ----------
BANKS - 9.1%
Bank of America Corp. ..................  2,475      199,064
Bank One Corp. .........................  2,860      130,388
Countrywide Financial Corp. ............  1,833      139,033
Fannie Mae..............................  2,250      168,885
Freddie Mac.............................  1,050       61,236
                                                  ----------
                                                     698,606
                                                  ----------
CAPITAL GOODS - 6.5%
General Dynamics Corp. .................  1,650      149,144
General Electric Co. ...................  3,850      119,273
Graco, Inc. ............................  1,500       60,150
United Technologies Corp. ..............  1,825      172,955
                                                  ----------
                                                     501,522
                                                  ----------
COMMERCIAL SERVICES & SUPPLIES - 2.0%
Avery Dennison Corp. ...................  1,250       70,025
Cendant Corp.*..........................  2,225       49,551
Waste Management, Inc. .................  1,100       32,560
                                                  ----------
                                                     152,136
                                                  ----------
CONSUMER DURABLES & APPAREL - 1.5%
Fortune Brands, Inc. ...................  900         64,341
NIKE, Inc. Class B......................  700         47,922
                                                  ----------
                                                     112,263
                                                  ----------
DIVERSIFIED FINANCIALS - 7.7%
Capital One Financial Corp. ............  675         41,371
Citigroup, Inc. ........................  6,786      329,392
Franklin Resources, Inc. ...............  900         46,854
Merrill Lynch & Co., Inc. ..............  2,290      134,309
The Goldman Sachs Group, Inc. ..........  365         36,036
                                                  ----------
                                                     587,962
                                                  ----------
ENERGY - 4.3%
ChevronTexaco Corp. ....................  500         43,195
ConocoPhillips..........................  1,370       89,831
Exxon Mobil Corp. ......................  3,000      123,000
Unocal Corp. ...........................  2,000       73,660
                                                  ----------
                                                     329,686
                                                  ----------
                                          SHARES    VALUE

FOOD, BEVERAGES & TOBACCO - 4.7%
Altria Group, Inc. .....................  3,575   $  194,551
The Coca-Cola Co. ......................  3,325      168,744
                                                  ----------
                                                     363,295
                                                  ----------
FOOD & STAPLES RETAILING - 1.9%
CVS Corp. ..............................  1,600       57,792
Supervalu, Inc. ........................  1,550       44,315
Wal-Mart Stores, Inc. ..................  845         44,827
                                                  ----------
                                                     146,934
                                                  ----------
HEALTHCARE EQUIPMENT & SERVICES - 4.5%
Anthem, Inc.*...........................  525         39,375
Guidant Corp. ..........................  2,325      139,965
IMS Health, Inc. .......................  1,575       39,154
McKesson HBOC, Inc. ....................  1,150       36,984
Medco Health Solutions, Inc.*...........  2,725       92,623
                                                  ----------
                                                     348,101
                                                  ----------
HOUSEHOLD & PERSONAL PRODUCTS - 4.2%
Kimberly-Clark Corp. ...................  1,325       78,294
Procter & Gamble Co. ...................  950         94,886
The Gillette Co. .......................  4,100      150,593
                                                  ----------
                                                     323,773
                                                  ----------
INSURANCE - 4.3%
Ambac Financial Group, Inc. ............  700         48,573
MBIA, Inc. .............................  1,300       76,999
The St. Paul Cos., Inc. ................  2,910      115,381
XL Capital Ltd. Class A.................  1,125       87,244
                                                  ----------
                                                     328,197
                                                  ----------
MATERIALS - 2.9%
International Paper Co. ................  1,150       49,576
The Dow Chemical Co. ...................  1,050       43,649
Weyerhaeuser Co. .......................  2,000      128,000
                                                  ----------
                                                     221,225
                                                  ----------
MEDIA - 5.7%
Comcast Corp. Class A*..................  4,729      151,944
Gannett Co. ............................  850         75,786
Omnicom Group...........................  825         72,047
Time Warner Inc.*.......................  7,450      134,026
                                                  ----------
                                                     433,803
                                                  ----------
MUTUAL FUNDS - 1.2%
S&P 500 SPDR Trust......................  825         91,806
                                                  ----------
PHARMACEUTICALS & BIOTECHNOLOGY - 8.7%
Abbott Laboratories.....................  2,250      104,850
Cephalon, Inc.*.........................  600         29,046

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESTORS FOUNDATION FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2003                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES    VALUE

Eli Lilly & Co. ........................  1,450   $  101,978
Genzyme Corp.*..........................  1,925       94,980
King Pharmaceuticals, Inc. .............  4,300       65,618
Merck & Co., Inc. ......................  750         34,650
Pfizer, Inc. ...........................  4,028      142,309
Schering-Plough Corp. ..................  5,300       92,167
                                                  ----------
                                                     665,598
                                                  ----------
RETAILING - 3.9%
Dollar General Corp. ...................  2,675       56,148
Federated Department Stores, Inc. ......  1,850       87,190
Lowe's Cos., Inc. ......................  1,350       74,777
The Gap, Inc. ..........................  3,425       79,494
                                                  ----------
                                                     297,609
                                                  ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.8%
Altera Corp.*...........................  3,200       72,640
Intel Corp. ............................  775         24,955
National Semiconductor Corp.*...........  1,610       63,450
Texas Instruments, Inc. ................  3,325       97,689
Xilinx, Inc.*...........................  850         32,929
                                                  ----------
                                                     291,663
                                                  ----------
SOFTWARE & SERVICES - 7.3%
Adobe Systems, Inc. ....................  850         33,405
First Data Corp. .......................  3,800      156,142
Intuit, Inc.*...........................  575         30,423
Microsoft Corp. ........................  12,475     343,562
                                                  ----------
                                                     563,532
                                                  ----------
TECHNOLOGY HARDWARE & EQUIPMENT - 7.2%
Cisco Systems, Inc.*....................  8,580      208,408
                                          SHARES    VALUE

Dell, Inc.*.............................  2,700   $   91,692
International Business Machines
  Corp. ................................  1,750      162,190
Motorola, Inc. .........................  6,600       92,862
                                                  ----------
                                                     555,152
                                                  ----------
TELECOMMUNICATION SERVICES - 3.2%
AT&T Corp. .............................  3,290       66,787
Citizens Communications Co.*............  3,060       38,005
Nextel Communications, Inc.
  Class A*..............................  3,875      108,733
SBC Communications, Inc. ...............  1,330       34,673
                                                  ----------
                                                     248,198
                                                  ----------
TRANSPORTATION - 1.5%
CSX Corp. ..............................  1,750       62,895
FedEx Corp. ............................  800         54,000
                                                  ----------
                                                     116,895
                                                  ----------
UTILITIES - 2.5%
Ameren Corp. ...........................  625         28,750
Exelon Corp. ...........................  2,012      133,516
TXU Corp. ..............................  1,200       28,464
                                                  ----------
                                                     190,730
                                                  ----------
TOTAL INVESTMENTS - 99.8%
  (cost $6,684,416).....................           7,660,582
Other assets less liabilities - 0.2%....              18,246
                                                  ----------
NET ASSETS - 100.0%.....................          $7,678,828
                                                  ==========

  *  Non-income producing security
SPDR = Standard and Poor's Depositary Receipts

--------------------------------------------------------------------------------

See Notes to Financial Statements.

SELECT EQUITY FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES     VALUE

COMMON STOCK - 99.2%
BANKS - 3.2%
Bank of America Corp. ..................  4,300   $   345,849
                                                  -----------
CAPITAL GOODS - 9.0%
Caterpillar, Inc. ......................  2,500       207,550
General Electric Co. ...................  12,200      377,956
United Technologies Corp. ..............  4,000       379,080
                                                  -----------
                                                      964,586
                                                  -----------
COMMERCIAL SERVICES & SUPPLIES - 2.9%
Manpower, Inc. .........................  6,700       315,436
                                                  -----------
CONSUMER DURABLES & APPAREL - 3.1%
Nike, Inc. Class B......................  4,800       328,608
                                                  -----------
DIVERSIFIED FINANCIALS - 14.8%
American Express Co. ...................  7,700       371,371
Citigroup, Inc. ........................  10,466      508,020
Merrill Lynch & Co., Inc. ..............  5,600       328,440
The Goldman Sachs Group, Inc. ..........  3,900       385,047
                                                  -----------
                                                    1,592,878
                                                  -----------
ENERGY SERVICES - 2.8%
Schlumberger Ltd. ......................  5,500       300,960
                                                  -----------
INSURANCE - 3.8%
American International Group, Inc. .....  6,200       410,936
                                                  -----------
MEDIA - 7.0%
Comcast Corp. Class A*..................  9,038       297,079
Time Warner Inc.*.......................  25,400      456,946
                                                  -----------
                                                      754,025
                                                  -----------
PHARMACEUTICALS & BIOTECHNOLOGY - 18.6%
Amgen, Inc.*............................  5,400       333,720
Eli Lilly & Co. ........................  6,200       436,046
Forest Laboratories Class A*............  4,200       259,560
                                          SHARES     VALUE

Genzyme Corp.*..........................  5,200   $   256,568
Pfizer, Inc. ...........................  14,000      494,620
Wyeth...................................  5,200       220,740
                                                  -----------
                                                    2,001,254
                                                  -----------
RETAILING - 8.0%
Kohl's Corp.*...........................  4,200       188,748
Target Corp. ...........................  6,100       234,240
The Gap, Inc. ..........................  19,100      443,311
                                                  -----------
                                                      866,299
                                                  -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.7%
Intel Corp. ............................  10,500      338,100
Texas Instruments, Inc. ................  5,700       167,466
                                                  -----------
                                                      505,566
                                                  -----------
SOFTWARE & SERVICES - 6.0%
Microsoft Corp. ........................  15,700      432,378
SAP AG ADR..............................  5,200       216,112
                                                  -----------
                                                      648,490
                                                  -----------
TECHNOLOGY HARDWARE & EQUIPMENT - 12.5%
Cisco Systems, Inc.*....................  11,100      269,619
Corning, Inc. ..........................  25,400      264,922
Hewlett-Packard Co. ....................  14,426      331,365
Motorola, Inc. .........................  19,800      278,586
Nokia Corp. ADR.........................  11,700      198,900
                                                  -----------
                                                    1,343,392
                                                  -----------
TRANSPORTATION - 2.8%
Fedex Corp. ............................  4,400       297,000
                                                  -----------
TOTAL INVESTMENTS - 99.2%
  (cost $9,350,719).....................           10,675,279
Other assets less liabilities - 0.8%....               88,353
                                                  -----------
NET ASSETS - 100.0%.....................          $10,763,632
                                                  ===========

  *  Non-income producing security
ADR = American Depositary Receipt

--------------------------------------------------------------------------------

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2003                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                            ALL CAP    INVESTMENT GRADE  MONEY MARKET  REAL ESTATE  ALGER GROWTH  ALGER INCOME &
                              FUND        BOND FUND          FUND         FUND          FUND        GROWTH FUND
                           ----------  ----------------  ------------  -----------  ------------  ---------------
ASSETS
Investment in securities,
  at value...............  $4,999,945    $67,810,829     $112,645,937  $78,256,766  $12,061,112     $8,967,162
Cash.....................      15,027         24,185          18,402            --       35,970          7,418
Foreign Currency
  (cost-$0, $0, $0, $0,
  $0, $0)................          --             --              --            --           --             --
Interest and dividends
  receivable.............      11,204        722,132          86,323       501,151       11,871         14,987
Receivable for Fund
  shares sold............      56,367          2,837         823,970       135,159       26,178          5,129
Receivable for
  investments sold.......          --             --              --            --           --             --
Receivable due from
  adviser................      24,806             --              --            --       15,422         20,961
Other assets.............         846         13,608          19,157        13,442        2,035          1,533
                           ----------    -----------     ------------  -----------  -----------     ----------
Total Assets.............   5,108,195     68,573,591     113,593,789    78,906,518   12,152,588      9,017,190
                           ----------    -----------     ------------  -----------  -----------     ----------
LIABILITIES
Payable for investments
  purchased..............          --      2,075,130              --            --           --             --
Payable for Fund shares
  redeemed...............         216         43,312         393,873         1,444           19             11
Adviser fee payable......          --         82,338         160,414       176,660           --             --
Accrued expenses and
  other liabilities......      25,714         37,578          35,834        33,819       33,036         31,607
                           ----------    -----------     ------------  -----------  -----------     ----------
Total Liabilities........      25,930      2,238,358         590,121       211,923       33,055         31,618
                           ----------    -----------     ------------  -----------  -----------     ----------
NET ASSETS...............  $5,082,265    $66,335,233     $113,003,668  $78,694,595  $12,119,533     $8,985,572
                           ==========    ===========     ============  ===========  ===========     ==========
COMPOSITION OF NET ASSETS
Paid-in Capital..........   4,396,939     64,348,953     113,005,004    60,874,265   11,032,934      8,385,485
Undistributed
  (distributions in
  excess of) net
  investment income......       1,682          5,587              --     1,894,821           --             --
Accumulated net realized
  gain (loss) on
  investments............      90,808        402,131          (1,336)    3,298,705     (729,689)      (733,527)
Net unrealized
  appreciation
  (depreciation) of
  investments and foreign
  currency
  transactions...........     592,836      1,578,562              --    12,626,804    1,816,288      1,333,614
                           ----------    -----------     ------------  -----------  -----------     ----------
                           $5,082,265    $66,335,233     $113,003,668  $78,694,595  $12,119,533     $8,985,572
                           ==========    ===========     ============  ===========  ===========     ==========
Share of beneficial
  interest outstanding
  (unlimited shares
  authorized without par
  value).................     443,737      6,620,142     113,005,004     5,214,233    1,267,594        940,906
                           ==========    ===========     ============  ===========  ===========     ==========
Net asset value, offering
  price and redemption
  price per share (net
  assets/shares of
  beneficial interest
  outstanding)...........  $    11.45    $     10.02     $      1.00   $     15.09  $      9.56     $     9.55
                           ==========    ===========     ============  ===========  ===========     ==========
Investments in
  securities, at cost....  $4,407,109    $66,232,267     $112,645,937  $65,629,962  $10,244,824     $7,633,548
                           ==========    ===========     ============  ===========  ===========     ==========

--------------------------------------------------------------------------------

See Notes to Financial Statements.     80

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2003 (CONTINUED)                         SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                            ALGER SMALL                                    NEUBERGER BERMAN  NEUBERGER BERMAN
                           CAPITALIZATION  DAVIS FINANCIAL  DAVIS VENTURE   MID CAP GROWTH    MID CAP VALUE    VALUE EQUITY
                                FUND            FUND         VALUE FUND          FUND           VALUE FUND         FUND
                           --------------  ---------------  -------------  ----------------  ----------------  ------------
ASSETS
Investment in securities,
  at value...............    $6,799,385      $ 8,979,138     $44,161,837     $ 6,871,788        $9,429,398     $ 8,397,685
Cash.....................        26,511            1,615           1,434             542           223,500         283,307
Foreign Currency
  (cost-$0, $0, $0, $0,
  $835, $0)..............            --               --              --              --               842              --
Interest and dividends
  receivable.............           632           15,697          79,897             884             6,009           8,819
Receivable for Fund
  shares sold............        29,972               --          81,075           4,984            41,872              --
Receivable for
  investments sold.......       148,630               --              --              --            36,372          57,862
Receivable due from
  adviser................        24,920           12,412              --          16,060             9,456          15,024
Other assets.............         1,170            1,529           7,547           1,172             1,646           1,475
                             ----------      -----------     -----------     -----------        ----------     -----------
Total Assets.............     7,031,220        9,010,391      44,331,790       6,895,430         9,749,095       8,764,172
                             ----------      -----------     -----------     -----------        ----------     -----------
LIABILITIES
Payable for investments
  purchased..............       112,170               --          31,493              --            45,024          13,640
Payable for Fund shares
  redeemed...............             1            1,053             114              --               783           3,388
Adviser fee payable......            --               --          50,921              --                --              --
Accrued expenses and
  other liabilities......        27,824           27,114          34,669          27,968            28,117          28,971
                             ----------      -----------     -----------     -----------        ----------     -----------
Total Liabilities........       139,995           28,167         117,197          27,968            73,924          45,999
                             ----------      -----------     -----------     -----------        ----------     -----------
NET ASSETS...............    $6,891,225      $ 8,982,224     $44,214,593     $ 6,867,462        $9,675,171     $ 8,718,173
                             ==========      ===========     ===========     ===========        ==========     ===========
COMPOSITION OF NET ASSETS
Paid-in Capital..........     5,826,912        8,905,903      43,818,594       7,496,071         7,868,779       9,310,147
Undistributed
  (distributions in
  excess of) net
  investment income......            --           48,687         331,307              --             1,437              --
Accumulated net realized
  gain (loss) on
  investments............       122,376       (1,115,373)     (5,440,261)     (1,765,898)          108,560      (1,783,855)
Net unrealized
  appreciation
  (depreciation) of
  investments and foreign
  currency
  transactions...........       941,937        1,143,007       5,504,953       1,137,289         1,696,395       1,191,881
                             ----------      -----------     -----------     -----------        ----------     -----------
                             $6,891,225      $ 8,982,224     $44,214,593     $ 6,867,462        $9,675,171     $ 8,718,173
                             ==========      ===========     ===========     ===========        ==========     ===========
Share of beneficial
  interest outstanding
  (unlimited shares
  authorized without par
  value).................       630,892          785,726       4,652,150         859,529           796,774         880,135
                             ==========      ===========     ===========     ===========        ==========     ===========
Net asset value, offering
  price and redemption
  price per share (net
  assets/shares of
  beneficial interest
  outstanding)...........    $    10.92      $     11.43     $      9.50     $      7.99        $    12.14     $      9.91
                             ==========      ===========     ===========     ===========        ==========     ===========
Investments in
  securities, at cost....    $5,857,448      $ 7,836,502     $38,656,884     $ 5,734,499        $7,733,010     $ 7,205,804
                             ==========      ===========     ===========     ===========        ==========     ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.     81

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2003 (CONTINUED)                         SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                                                           BLUE CHIP
                           VALUE MANAGED  VALUE MID CAP  VALUE SMALL CAP    MID CAP       INVESTORS     SELECT EQUITY
                               FUND           FUND            FUND           FUND      FOUNDATION FUND      FUND
                           -------------  -------------  ---------------  -----------  ---------------  -------------
ASSETS
Investment in securities,
  at value...............   $5,540,188     $20,003,474     $72,049,578    $75,897,491    $ 7,660,582     $10,675,279
Cash.....................       44,024         603,829             630            638         16,283         104,765
Foreign Currency
  (cost-$0, $0, $0, $0,
  $0, $0)................           --              --              --             --             --              --
Interest and dividends
  receivable.............        2,771           9,911          39,284         33,338          9,195           6,805
Receivable for Fund
  shares sold............           --           5,997          58,976        127,181            797              --
Receivable for
  investments sold.......      125,948              --              --        328,011             --              --
Receivable due from
  adviser................       19,948              --              --             --         18,622          12,281
Other assets.............          939           3,575          12,381         13,039          1,309           1,878
                            ----------     -----------     -----------    -----------    -----------     -----------
Total Assets.............    5,733,818      20,626,786      72,160,849     76,399,698      7,706,788      10,801,008
                            ----------     -----------     -----------    -----------    -----------     -----------
LIABILITIES
Payable for investments
  purchased..............      147,234              --         182,329        568,426             --              --
Payable for Fund shares
  redeemed...............          128              --              --          1,642              4           6,209
Adviser fee payable......           --          11,970         116,669        121,820             --              --
Accrued expenses and
  other liabilities......       25,920          32,929          35,134         38,935         27,956          31,167
                            ----------     -----------     -----------    -----------    -----------     -----------
Total Liabilities........      173,282          44,899         334,132        730,823         27,960          37,376
                            ----------     -----------     -----------    -----------    -----------     -----------
NET ASSETS...............   $5,560,536     $20,581,887     $71,826,717    $75,668,875    $ 7,678,828     $10,763,632
                            ==========     ===========     ===========    ===========    ===========     ===========
COMPOSITION OF NET ASSETS
Paid-in Capital..........    5,541,276      16,685,102      54,551,636     64,690,912      8,741,169      16,235,404
Undistributed
  (distributions in
  excess of) net
  investment income......          248              --           6,834            438             --              --
Accumulated net realized
  gain (loss) on
  investments............     (645,346)        187,621       5,699,572     (3,843,030)    (2,038,507)     (6,796,332)
Net unrealized
  appreciation
  (depreciation) of
  investments and foreign
  currency
  transactions...........      664,358       3,709,164      11,568,675     14,820,555        976,166       1,324,560
                            ----------     -----------     -----------    -----------    -----------     -----------
                            $5,560,536     $20,581,887     $71,826,717    $75,668,875    $ 7,678,828     $10,763,632
                            ==========     ===========     ===========    ===========    ===========     ===========
Share of beneficial
  interest outstanding
  (unlimited shares
  authorized without par
  value).................      531,238       1,596,428       5,106,703      4,846,770        897,237       1,246,652
                            ==========     ===========     ===========    ===========    ===========     ===========
Net asset value, offering
  price and redemption
  price per share (net
  assets/shares of
  beneficial interest
  outstanding)...........   $    10.47     $     12.89     $     14.07    $     15.61    $      8.56     $      8.63
                            ==========     ===========     ===========    ===========    ===========     ===========
Investments in
  securities, at cost....   $4,875,830     $16,294,310     $60,480,903    $61,077,126    $ 6,684,416     $ 9,350,719
                            ==========     ===========     ===========    ===========    ===========     ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.     82

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003                  SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                            ALL CAP    INVESTMENT GRADE  MONEY MARKET  REAL ESTATE  ALGER GROWTH  ALGER INCOME &
                              FUND        BOND FUND          FUND         FUND          FUND        GROWTH FUND
                           ----------  ----------------  ------------  -----------  ------------  ---------------
INVESTMENT INCOME
  Interest...............  $      444     $4,113,526      $1,714,188   $    13,393   $    4,363     $    3,622
  Dividends..............      42,714             --              --     3,171,486       67,893         91,477
                           ----------     ----------      ----------   -----------   ----------     ----------
Total investment
  income.................      43,158      4,113,526       1,714,188     3,184,879       72,256         95,099
                           ----------     ----------      ----------   -----------   ----------     ----------
EXPENSES
  Investment advisory
    fee..................      18,832        413,420         713,192       522,614       67,988         43,660
  Custody and fund
    accounting...........      49,063         68,379          67,118        53,904       53,502         48,712
  Audit..................      18,331         17,438          17,430        17,605       18,331         18,331
  Legal..................         936         23,054          43,341        18,899        4,202          4,046
  Printing...............         401         11,379           8,270        10,341       10,092          7,553
  Administration.........      48,293         50,392          50,400        50,391       49,342         49,342
  Transfer agency........       5,792          8,147           7,646         8,950        6,162          7,262
  Trustees fees..........       5,002          5,001           5,024         5,002        5,003          5,002
  Insurance..............         164          4,965           8,449         3,225          448            350
  Miscellaneous fees.....         387          4,005             641         2,562        1,014            746
                           ----------     ----------      ----------   -----------   ----------     ----------
Total expenses...........     147,201        606,180         921,511       693,493      216,084        185,004
                           ----------     ----------      ----------   -----------   ----------     ----------
  Less: Reduction of
    advisory fees........     (18,832)       (89,405)             --        (5,843)     (67,988)       (43,660)
       Reimbursement of
    operating expenses...    (104,156)            --              --            --      (66,509)       (85,460)
                           ----------     ----------      ----------   -----------   ----------     ----------
Net expenses.............      24,213        516,775         921,511       687,650       81,587         55,884
                           ----------     ----------      ----------   -----------   ----------     ----------
NET INVESTMENT INCOME
  (LOSS).................      18,945      3,596,751         792,677     2,497,229       (9,331)        39,215
                           ----------     ----------      ----------   -----------   ----------     ----------
REALIZED AND UNREALIZED
  GAIN (LOSS)
  ON INVESTMENTS
  Net realized gain
    (loss) on investment
    transactions.........     280,430        788,671             453     2,592,748      772,038        316,233
  Net unrealized
    appreciation
    (depreciation) on
    investment and
    foreign currency
    transactions.........     911,409      1,907,043              --    12,262,673    1,836,290      1,445,958
                           ----------     ----------      ----------   -----------   ----------     ----------
Net realized and
  unrealized gain (loss)
  on investments.........   1,191,839      2,695,714             453    14,855,421    2,608,328      1,762,191
                           ----------     ----------      ----------   -----------   ----------     ----------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  OPERATIONS.............  $1,210,784     $6,292,465      $  793,130   $17,352,650   $2,598,997     $1,801,406
                           ==========     ==========      ==========   ===========   ==========     ==========

--------------------------------------------------------------------------------

See Notes to Financial Statements.     83

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003 (CONTINUED)      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                            ALGER SMALL                                    NEUBERGER BERMAN  NEUBERGER BERMAN
                           CAPITALIZATION  DAVIS FINANCIAL  DAVIS VENTURE   MID CAP GROWTH       MID CAP       VALUE EQUITY
                                FUND            FUND         VALUE FUND          FUND           VALUE FUND         FUND
                           --------------  ---------------  -------------  ----------------  ----------------  ------------
INVESTMENT INCOME
  Interest...............    $    3,167      $    1,457      $    19,990      $    1,754        $    3,228      $       35
  Dividends..............         7,811         117,270          620,985          11,572            90,972         127,630
                             ----------      ----------      -----------      ----------        ----------      ----------
Total investment
  income.................        10,978         118,727          640,975          13,326            94,200         127,665
                             ----------      ----------      -----------      ----------        ----------      ----------
EXPENSES
  Investment advisory
    fee..................        39,832          58,043          273,412          48,705            74,063          57,525
  Custody and fund
    accounting...........        59,741          40,762           55,567          52,081            50,744          43,703
  Audit..................        18,331          17,539           17,376          17,931            17,932          17,538
  Legal..................         2,413           3,428           13,096           4,872             4,448           2,706
  Printing...............         3,384           1,820            9,445           1,034               915           4,726
  Administration.........        49,312          50,392           50,391          50,393            50,391          50,391
  Transfer agency........         5,817           4,373            6,044           4,356             6,312           6,191
  Trustees fees..........         5,002           5,002            5,002           5,002             4,927           5,002
  Insurance..............           270             600            2,425             358               453             479
  Miscellaneous fees.....           522             640            1,848             458               747             573
                             ----------      ----------      -----------      ----------        ----------      ----------
Total expenses...........       184,624         182,599          434,606         185,190           210,932         188,834
                             ----------      ----------      -----------      ----------        ----------      ----------
  Less: Reduction of
    advisory fees........       (39,832)        (58,043)        (106,512)        (48,705)          (74,063)        (57,525)
       Reimbursement of
    operating expenses...       (97,929)        (54,904)              --         (80,090)          (51,112)        (66,594)
                             ----------      ----------      -----------      ----------        ----------      ----------
Net expenses.............        46,863          69,652          328,094          56,395            85,757          64,715
                             ----------      ----------      -----------      ----------        ----------      ----------
NET INVESTMENT INCOME
  (LOSS).................       (35,885)         49,075          312,881         (43,069)            8,443          62,950
                             ----------      ----------      -----------      ----------        ----------      ----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Net realized gain
    (loss) on investment
    transactions.........       771,221        (670,776)        (509,763)        112,556           451,864        (134,087)
  Net unrealized
    appreciation
    (depreciation) on
    investment and
    foreign currency
    transactions.........       919,723       2,896,177       10,401,882       1,223,747         2,028,649       2,124,510
                             ----------      ----------      -----------      ----------        ----------      ----------
Net realized and
  unrealized gain (loss)
  on investments.........     1,690,944       2,225,401        9,892,119       1,336,303         2,480,513       1,990,423
                             ----------      ----------      -----------      ----------        ----------      ----------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  OPERATIONS.............    $1,655,059      $2,274,476      $10,205,000      $1,293,234        $2,488,956      $2,053,373
                             ==========      ==========      ===========      ==========        ==========      ==========

--------------------------------------------------------------------------------

See Notes to Financial Statements.     84

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003 (CONTINUED)      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                                                           BLUE CHIP
                           VALUE MANAGED  VALUE MID CAP  VALUE SMALL CAP    MID CAP       INVESTORS     SELECT EQUITY
                               FUND           FUND            FUND           FUND      FOUNDATION FUND      FUND
                           -------------  -------------  ---------------  -----------  ---------------  -------------
INVESTMENT INCOME
  Interest...............   $      124     $    1,132      $     8,761    $    13,486    $       26      $    1,105
  Dividends..............       81,706        174,112          637,097        561,408       108,275         114,246
                            ----------     ----------      -----------    -----------    ----------      ----------
Total investment
  income.................       81,830        175,244          645,858        574,894       108,301         115,351
                            ----------     ----------      -----------    -----------    ----------      ----------
EXPENSES
  Investment advisory
    fee..................       37,842        136,429          455,596        502,861        48,527          69,552
  Custody and fund
    accounting...........       41,301         46,317           65,521         94,863        57,880          45,760
  Audit..................       17,539         17,814           16,826         17,376        17,538          18,364
  Legal..................        1,685          6,337           19,919         19,556         2,479           4,110
  Printing...............          921          9,127           11,430         13,512           956           6,128
  Administration.........       50,391         50,391           50,392         50,390        50,709          50,391
  Transfer agency........        6,271          6,094            7,371          7,370         6,189           6,189
  Trustees fees..........        5,002          4,999            5,001          5,002         5,002           5,001
  Insurance..............          319          1,113            3,008          3,998           446             653
  Miscellaneous fees.....          464          1,007            2,766          3,266           543             725
                            ----------     ----------      -----------    -----------    ----------      ----------
Total expenses...........      161,735        279,628          637,830        718,194       190,269         206,873
                            ----------     ----------      -----------    -----------    ----------      ----------
  Less: Reduction of
    advisory fees........      (37,842)      (109,092)         (68,336)       (89,619)      (48,527)        (69,552)
       Reimbursement of
    operating expenses...      (81,322)            --               --             --       (83,510)        (53,859)
                            ----------     ----------      -----------    -----------    ----------      ----------
Net expenses.............       42,571        170,536          569,494        628,575        58,232          83,462
                            ----------     ----------      -----------    -----------    ----------      ----------
NET INVESTMENT INCOME
  (LOSS).................       39,259          4,708           76,364        (53,681)       50,069          31,889
                            ----------     ----------      -----------    -----------    ----------      ----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Net realized gain
    (loss) on investment
    transactions.........      179,313      1,982,014        8,423,726      3,619,234      (322,767)          3,828
  Net unrealized
    appreciation
    (depreciation) on
    investment and
    foreign currency
    transactions.........    1,013,325      2,931,562       12,833,360     16,340,552     1,965,338       2,528,346
                            ----------     ----------      -----------    -----------    ----------      ----------
Net realized and
  unrealized gain (loss)
  on investments.........    1,192,638      4,913,576       21,257,086     19,959,786     1,642,571       2,532,174
                            ----------     ----------      -----------    -----------    ----------      ----------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  OPERATIONS.............   $1,231,897     $4,918,284      $21,333,450    $19,906,105    $1,692,640      $2,564,063
                            ==========     ==========      ===========    ===========    ==========      ==========

--------------------------------------------------------------------------------

See Notes to Financial Statements.     85

STATEMENTS OF CHANGES IN NET ASSETS
                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                 ALL CAP FUND        INVESTMENT GRADE BOND FUND       MONEY MARKET FUND
                           ------------------------  --------------------------  ----------------------------
                           YEAR ENDED DECEMBER 31,    YEAR ENDED DECEMBER 31,      YEAR ENDED DECEMBER 31,
                           ------------------------  --------------------------  ----------------------------
                              2003         2002*         2003          2002          2003           2002
                           -----------  -----------  ------------  ------------  -------------  -------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS
  Net investment income
    (loss)...............  $   18,945   $    4,609   $  3,596,751  $  5,508,843  $     792,677  $   1,456,365
  Net realized gain
    (loss) on investment
    transactions.........     280,430     (174,515)       788,671       (26,078)           453            116
  Net unrealized
    appreciation
    (depreciation) of
    investments..........     911,409     (318,573)     1,907,043      (566,146)            --             --
                           ----------   ----------   ------------  ------------  -------------  -------------
Net increase (decrease)
  in net assets resulting
  from operations........   1,210,784     (488,479)     6,292,465     4,916,619        793,130      1,456,481
                           ----------   ----------   ------------  ------------  -------------  -------------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM
  Net investment
    income...............     (17,001)      (4,031)    (3,611,788)   (5,508,843)      (792,677)    (1,456,365)
  In excess of net
    investment income....          --           --             --            --             --             --
  Net realized gain on
    investments..........     (15,947)          --             --            --             --             --
  In excess of net
    realized gain on
    investments..........          --           --             --            --             --             --
  Capital................          --           --             --            --             --             --
                           ----------   ----------   ------------  ------------  -------------  -------------
Net decrease in net
  assets from
  distributions..........     (32,948)      (4,031)    (3,611,788)   (5,508,843)      (792,677)    (1,456,365)
                           ----------   ----------   ------------  ------------  -------------  -------------
SHARE TRANSACTIONS
  Net proceeds from
    sales................   2,358,428    2,280,692     12,560,488    63,184,886    138,242,739    254,620,934
  Net proceeds from
    reinvestment of
    distributions........      32,948        4,031      3,611,788     5,508,843        792,677      1,456,365
  Cost of shares
    redeemed.............    (267,389)     (11,771)   (20,196,327)  (81,422,212)  (175,395,161)  (223,660,252)
                           ----------   ----------   ------------  ------------  -------------  -------------
Net increase (decrease)
  in net assets from
  capital stock
  transactions...........   2,123,987    2,272,952     (4,024,051)  (12,728,483)   (36,359,745)    32,417,047
                           ----------   ----------   ------------  ------------  -------------  -------------
Total increase (decrease)
  in net assets..........   3,301,823    1,780,442     (1,343,374)  (13,320,707)   (36,359,292)    32,417,163
NET ASSETS
Beginning of period......   1,780,442           --     67,678,607    80,999,314    149,362,960    116,945,797
                           ----------   ----------   ------------  ------------  -------------  -------------
End of period+...........  $5,082,265   $1,780,442   $ 66,335,233  $ 67,678,607  $ 113,003,668  $ 149,362,960
                           ==========   ==========   ============  ============  =============  =============
SHARES OF BENEFICIAL
  INTEREST
  Shares sold............     233,939      237,184      1,278,813     6,609,864    138,242,739    254,620,934
  Shares issued to
    shareholders from
    reinvestment of
    distributions........       2,918          531        365,651       576,601        792,677      1,456,365
  Shares redeemed........     (29,224)      (1,611)    (2,055,489)   (8,520,760)  (175,395,161)  (223,660,252)
                           ----------   ----------   ------------  ------------  -------------  -------------
  Net increase
    (decrease)...........     207,633      236,104       (411,025)   (1,334,295)   (36,359,745)    32,417,047
                           ==========   ==========   ============  ============  =============  =============
+ Includes undistributed
  net investment income
  (loss).................  $    1,682   $      578   $      5,587  $     15,037  $          --  $          --
                           ==========   ==========   ============  ============  =============  =============

  *  For the period May 1, 2002 (commencement of operations) to December 31,
     2002.

--------------------------------------------------------------------------------

See Notes to Financial Statements.     86

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                                          ALGER GROWTH FUND      ALGER INCOME & GROWTH FUND
                               REAL ESTATE FUND       -------------------------  ---------------------------
                           -------------------------        DECEMBER 31,                DECEMBER 31,
                            YEAR ENDED DECEMBER 31,   -------------------------  ---------------------------
                           -------------------------  YEAR ENDED   PERIOD ENDED   YEAR ENDED   PERIOD ENDED
                              2003          2002         2003         2002**         2003         2002**
                           -----------  ------------  -----------  ------------  ------------  -------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS
  Net investment income
    (loss)...............  $ 2,497,229  $  1,894,063  $   (9,331)  $     4,885   $    39,215    $    13,594
  Net realized gain
    (loss) on investment
    transactions.........    2,592,748     1,669,332     772,038    (1,501,727)      316,233     (1,049,954)
  Net unrealized
    appreciation
    (depreciation) of
    investments..........   12,262,673    (1,929,150)  1,836,290       (20,002)    1,445,958       (112,344)
                           -----------  ------------  -----------  -----------   -----------    -----------
Net increase (decrease)
  in net assets resulting
  from operations........   17,352,650     1,634,245   2,598,997    (1,516,844)    1,801,406     (1,148,704)
                           -----------  ------------  -----------  -----------   -----------    -----------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM
  Net investment
    income...............           --    (1,676,108)        (47)       (4,838)      (39,651)       (13,135)
  In excess of net
    investment income....           --            --          --            --            --             --
  Net realized gain on
    investments..........           --    (2,000,386)         --            --            --             --
  In excess of net
    realized gain on
    investments..........           --      (239,579)         --            --            --             --
  Capital................           --      (331,137)         --            --            --             --
                           -----------  ------------  -----------  -----------   -----------    -----------
Net decrease in net
  assets from
  distributions..........           --    (4,247,210)        (47)       (4,838)      (39,651)       (13,135)
                           -----------  ------------  -----------  -----------   -----------    -----------
SHARE TRANSACTIONS
  Net proceeds from
    sales................   25,727,511    29,877,714   5,112,479    12,253,910     3,287,067      9,537,974
  Net proceeds from
    reinvestment of
    distributions........           --     4,247,210          47         4,838        39,651         13,135
  Cost of shares
    redeemed.............   (8,695,925)  (13,025,877) (3,271,853)   (3,057,156)   (2,309,129)    (2,183,042)
                           -----------  ------------  -----------  -----------   -----------    -----------
Net increase (decrease)
  in net assets from
  capital stock
  transactions...........   17,031,586    21,099,047   1,840,673     9,201,592     1,017,589      7,368,067
                           -----------  ------------  -----------  -----------   -----------    -----------
Total increase (decrease)
  in net assets..........   34,384,236    18,486,082   4,439,623     7,679,910     2,779,344      6,206,228
NET ASSETS
Beginning of period......   44,310,359    25,824,277   7,679,910            --     6,206,228             --
                           -----------  ------------  -----------  -----------   -----------    -----------
End of period+...........  $78,694,595  $ 44,310,359  $12,119,533  $ 7,679,910   $ 8,985,572    $ 6,206,228
                           ===========  ============  ===========  ===========   ===========    ===========
SHARES OF BENEFICIAL
  INTEREST
  Shares sold............    1,954,473     2,450,347     635,347     1,472,442       407,644      1,119,593
  Shares issued to
    shareholders from
    reinvestment of
    distributions........           --       385,926           5           671         4,216          1,761
  Shares redeemed........     (732,041)   (1,024,269)   (446,821)     (394,050)     (313,806)      (278,502)
                           -----------  ------------  -----------  -----------   -----------    -----------
  Net increase
    (decrease)...........    1,222,432     1,812,004     188,531     1,079,063        98,054        842,852
                           ===========  ============  ===========  ===========   ===========    ===========
+ Includes undistributed
  net investment income
  (loss).................  $ 1,894,821  $    343,128  $       --   $        47   $        --    $       459
                           ===========  ============  ===========  ===========   ===========    ===========

 ** For the period April 1, 2002 (commencement of operations) to December 31, 2002.

--------------------------------------------------------------------------------

See Notes to Financial Statements.     87

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                           ALGER SMALL CAPITALIZATION
                                      FUND                DAVIS FINANCIAL FUND    DAVIS VENTURE VALUE FUND
                           ---------------------------  ------------------------  ------------------------
                             YEAR ENDED DECEMBER 31,    YEAR ENDED DECEMBER 31,   YEAR ENDED DECEMBER 31,
                           ---------------------------  ------------------------  ------------------------
                               2003          2002**        2003         2002         2003         2002
                           -------------  ------------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS
  Net investment income
    (loss)...............   $   (35,885)   $  (13,094)  $    49,075  $    36,539  $   312,881  $   237,562
  Net realized gain
    (loss) on investment
    transactions.........       771,221      (612,960)     (670,776)    (133,154)    (509,763)  (1,532,697)
  Net unrealized
    appreciation
    (depreciation) of
    investments..........       919,723        22,214     2,896,177   (2,014,937)  10,401,882   (4,996,981)
                            -----------    ----------   -----------  -----------  -----------  -----------
Net increase (decrease)
  in net assets resulting
  from operations........     1,655,059      (603,840)    2,274,476   (2,111,552)  10,205,000   (6,292,116)
                            -----------    ----------   -----------  -----------  -----------  -----------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM
  Net investment
    income...............            --            --       (35,018)     (14,070)    (213,141)      (1,149)
  In excess of net
    investment income....            --            --            --           --           --           --
  Net realized gain on
    investments..........            --            --            --           --           --           --
  In excess of net
    realized gain on
    investments..........            --            --            --           --           --           --
  Capital................            --            --            --           --           --           --
                            -----------    ----------   -----------  -----------  -----------  -----------
Net decrease in net
  assets from
  distributions..........            --            --       (35,018)     (14,070)    (213,141)      (1,149)
                            -----------    ----------   -----------  -----------  -----------  -----------
SHARE TRANSACTIONS
  Net proceeds from
    sales................     3,874,624     5,292,605       899,814    3,261,843    5,447,573    9,886,049
  Net proceeds from
    reinvestment of
    distributions........            --            --        35,018       14,070      213,141        1,149
  Cost of shares
    redeemed.............    (2,460,127)     (867,096)   (2,076,389)  (3,418,519)  (3,631,725)  (3,510,231)
                            -----------    ----------   -----------  -----------  -----------  -----------
Net increase (decrease)
  in net assets from
  capital stock
  transactions...........     1,414,497     4,425,509    (1,141,557)    (142,606)   2,028,989    6,376,967
                            -----------    ----------   -----------  -----------  -----------  -----------
Total increase (decrease)
  in net assets..........     3,069,556     3,821,669     1,097,901   (2,268,228)  12,020,848       83,702
NET ASSETS
Beginning of period......     3,821,669            --     7,884,323   10,152,551   32,193,745   32,110,043
                            -----------    ----------   -----------  -----------  -----------  -----------
End of period+...........   $ 6,891,225    $3,821,669   $ 8,982,224  $ 7,884,323  $44,214,593  $32,193,745
                            ===========    ==========   ===========  ===========  ===========  ===========
SHARES OF BENEFICIAL
  INTEREST
  Shares sold............       427,555       611,054        93,966      339,464      681,374    1,209,410
  Shares issued to
    shareholders from
    reinvestment of
    distributions........            --            --         3,474        1,619       25,711          154
  Shares redeemed........      (298,971)     (108,746)     (235,276)    (385,508)    (455,533)    (482,917)
                            -----------    ----------   -----------  -----------  -----------  -----------
  Net increase
    (decrease)...........       128,584       502,308      (137,836)     (44,425)     251,552      726,647
                            ===========    ==========   ===========  ===========  ===========  ===========
+ Includes undistributed
  net investment income
  (loss).................   $        --    $       --   $    48,687  $    35,013  $   331,307  $   237,253
                            ===========    ==========   ===========  ===========  ===========  ===========

 ** For the period April 1, 2002 (commencement of operations) to December 31, 2002.

--------------------------------------------------------------------------------

See Notes to Financial Statements.     88

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                               NEUBERGER BERMAN           NEUBERGER BERMAN
                              MID CAP GROWTH FUND        MID CAP VALUE FUND         VALUE EQUITY FUND
                           -------------------------  -------------------------  ------------------------
                            YEAR ENDED DECEMBER 31,    YEAR ENDED DECEMBER 31,   YEAR ENDED DECEMBER 31,
                           -------------------------  -------------------------  ------------------------
                              2003          2002          2003         2002         2003         2002
                           -----------  ------------  ------------  -----------  -----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS
  Net investment income
    (loss)...............  $  (43,069)  $   (36,909)  $     8,443   $    7,810   $    62,950  $    62,635
  Net realized gain
    (loss) on investment
    transactions.........     112,556    (1,433,465)      451,864     (178,411)     (134,087)  (1,517,768)
  Net unrealized
    appreciation
    (depreciation) of
    investments..........   1,223,747      (139,784)    2,028,649     (526,125)    2,124,510     (789,247)
                           ----------   -----------   -----------   ----------   -----------  -----------
Net increase (decrease)
  in net assets resulting
  from operations........   1,293,234    (1,610,158)    2,488,956     (696,726)    2,053,373   (2,244,380)
                           ----------   -----------   -----------   ----------   -----------  -----------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM
  Net investment
    income...............          --            --        (6,994)      (7,866)      (63,010)     (62,708)
  In excess of net
    investment income....          --            --            --           --            --           --
  Net realized gain on
    investments..........          --            --            --           --            --           --
  In excess of net
    realized gain on
    investments..........          --            --            --           --            --           --
  Capital................          --            --            --           --            --           --
                           ----------   -----------   -----------   ----------   -----------  -----------
Net decrease in net
  assets from
  distributions..........          --            --        (6,994)      (7,866)      (63,010)     (62,708)
                           ----------   -----------   -----------   ----------   -----------  -----------
SHARE TRANSACTIONS
  Net proceeds from
    sales................   2,171,453     3,055,282     2,825,472    4,969,071     1,411,636    3,668,013
  Net proceeds from
    reinvestment of
    distributions........          --            --         6,994        7,866        63,011       62,708
  Cost of shares
    redeemed.............    (779,302)   (1,498,086)   (2,457,850)    (968,602)   (1,200,128)  (1,896,109)
                           ----------   -----------   -----------   ----------   -----------  -----------
Net increase (decrease)
  in net assets from
  capital stock
  transactions...........   1,392,151     1,557,196       374,616    4,008,335       274,519    1,834,612
                           ----------   -----------   -----------   ----------   -----------  -----------
Total increase (decrease)
  in net assets..........   2,685,385       (52,962)    2,856,578    3,303,743     2,264,882     (472,476)
NET ASSETS
Beginning of period......   4,182,077     4,235,039     6,818,593    3,514,850     6,453,291    6,925,767
                           ----------   -----------   -----------   ----------   -----------  -----------
End of period+...........  $6,867,462   $ 4,182,077   $ 9,675,171   $6,818,593   $ 8,718,173  $ 6,453,291
                           ==========   ===========   ===========   ==========   ===========  ===========
SHARES OF BENEFICIAL
  INTEREST
  Shares sold............     304,458       408,208       288,934      516,267       167,427      419,315
  Shares issued to
    shareholders from
    reinvestment of
    distributions........          --            --           584          880         6,463        8,240
  Shares redeemed........    (120,141)     (217,409)     (257,930)    (108,350)     (152,280)    (230,565)
                           ----------   -----------   -----------   ----------   -----------  -----------
  Net increase
    (decrease)...........     184,317       190,799        31,588      408,797        21,610      196,990
                           ==========   ===========   ===========   ==========   ===========  ===========
+ Includes undistributed
  net investment income
  (loss).................  $       --   $        --   $     1,437   $       (5)  $        --  $        --
                           ==========   ===========   ===========   ==========   ===========  ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.     89

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                              VALUE MANAGED FUND         VALUE MID CAP FUND       VALUE SMALL CAP FUND
                           -------------------------  ------------------------  ------------------------
                            YEAR ENDED DECEMBER 31,   YEAR ENDED DECEMBER 31,   YEAR ENDED DECEMBER 31,
                           -------------------------  ------------------------  ------------------------
                              2003          2002         2003         2002         2003         2002
                           -----------  ------------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS
  Net investment income
    (loss)...............  $   39,259   $    37,875   $     4,708  $     9,801  $    76,364  $    55,556
  Net realized gain
    (loss) on investment
    transactions.........     179,313      (770,120)    1,982,014     (410,197)   8,423,726   (2,732,972)
  Net unrealized
    appreciation
    (depreciation) of
    investments..........   1,013,325      (389,980)    2,931,562     (867,449)  12,833,360   (2,707,059)
                           ----------   -----------   -----------  -----------  -----------  -----------
Net increase (decrease)
  in net assets resulting
  from operations........   1,231,897    (1,122,225)    4,918,284   (1,267,845)  21,333,450   (5,384,475)
                           ----------   -----------   -----------  -----------  -----------  -----------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM
  Net investment
    income...............     (39,011)      (37,924)       (5,090)      (9,666)     (33,939)          --
  In excess of net
    investment income....          --            --            --           --           --           --
  Net realized gain on
    investments..........          --            --    (1,094,852)          --           --     (643,740)
  In excess of net
    realized gain on
    investments..........          --            --            --           --           --           --
  Capital................          --            --            --           --           --           --
                           ----------   -----------   -----------  -----------  -----------  -----------
Net decrease in net
  assets from
  distributions..........     (39,011)      (37,924)   (1,099,942)      (9,666)     (33,939)    (643,740)
                           ----------   -----------   -----------  -----------  -----------  -----------
SHARE TRANSACTIONS
  Net proceeds from
    sales................     795,633     1,866,801     2,872,186    7,445,231   20,401,216   35,999,416
  Net proceeds from
    reinvestment of
    distributions........      39,011        37,924     1,099,942        9,666       33,939      643,740
  Cost of shares
    redeemed.............    (834,356)   (1,005,857)   (2,890,759)  (5,535,273) (14,189,636)  (8,473,212)
                           ----------   -----------   -----------  -----------  -----------  -----------
Net increase (decrease)
  in net assets from
  capital stock
  transactions...........         288       898,868     1,081,369    1,919,624    6,245,519   28,169,944
                           ----------   -----------   -----------  -----------  -----------  -----------
Total increase (decrease)
  in net assets..........   1,193,174      (261,281)    4,899,711      642,113   27,545,030   22,141,729
NET ASSETS
Beginning of period......   4,367,362     4,628,643    15,682,176   15,040,063   44,281,687   22,139,958
                           ----------   -----------   -----------  -----------  -----------  -----------
End of period+...........  $5,560,536   $ 4,367,362   $20,581,887  $15,682,176  $71,826,717  $44,281,687
                           ==========   ===========   ===========  ===========  ===========  ===========
SHARES OF BENEFICIAL
  INTEREST
  Shares sold............      88,796       200,387       251,244      714,384    1,849,477    3,398,033
  Shares issued to
    shareholders from
    reinvestment of
    distributions........       3,787         4,590        86,271          948        2,637       61,134
  Shares redeemed........     (95,957)     (111,796)     (261,190)    (564,502)  (1,198,736)    (732,714)
                           ----------   -----------   -----------  -----------  -----------  -----------
  Net increase
    (decrease)...........      (3,374)       93,181        76,325      150,830      653,378    2,726,453
                           ==========   ===========   ===========  ===========  ===========  ===========
+ Includes undistributed
  net investment income
  (loss).................  $      248   $        --   $        --  $       119  $     6,834  $    45,827
                           ==========   ===========   ===========  ===========  ===========  ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.     90

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                            BLUE CHIP MID CAP FUND   INVESTORS FOUNDATION FUND     SELECT EQUITY FUND
                           ------------------------  -------------------------  ------------------------
                           YEAR ENDED DECEMBER 31,    YEAR ENDED DECEMBER 31,   YEAR ENDED DECEMBER 31,
                           ------------------------  -------------------------  ------------------------
                              2003         2002         2003          2002         2003         2002
                           -----------  -----------  -----------  ------------  -----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS
  Net investment income
    (loss)...............  $   (53,681) $  (111,781) $   50,069   $    32,317   $    31,889  $     7,796
  Net realized gain
    (loss) on investment
    transactions.........    3,619,234   (3,075,691)   (322,767)   (1,122,571)        3,828   (1,500,118)
  Net unrealized
    appreciation
    (depreciation) of
    investments..........   16,340,552   (5,494,990)  1,965,338      (852,897)    2,528,346   (1,887,125)
                           -----------  -----------  ----------   -----------   -----------  -----------
Net increase (decrease)
  in net assets resulting
  from operations........   19,906,105   (8,682,462)  1,692,640    (1,943,151)    2,564,063   (3,379,447)
                           -----------  -----------  ----------   -----------   -----------  -----------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM
  Net investment
    income...............           --           --     (50,657)      (31,738)      (31,889)     (14,419)
  In excess of net
    investment income....           --           --          --            --        (2,024)          --
  Net realized gain on
    investments..........           --           --          --            --            --           --
  In excess of net
    realized gain on
    investments..........           --           --          --            --            --           --
  Capital................           --           --          --            --            --           --
                           -----------  -----------  ----------   -----------   -----------  -----------
Net decrease in net
  assets from
  distributions..........           --           --     (50,657)      (31,738)      (33,913)     (14,419)
                           -----------  -----------  ----------   -----------   -----------  -----------
SHARE TRANSACTIONS
  Net proceeds from
    sales................   11,315,742   18,389,810     861,827     2,068,184     1,772,700    2,323,112
  Net proceeds from
    reinvestment of
    distributions........           --           --      50,657        31,738        33,913       14,419
  Cost of shares
    redeemed.............   (9,058,622)  (8,559,070)   (950,037)     (708,590)   (1,974,013)  (1,990,885)
                           -----------  -----------  ----------   -----------   -----------  -----------
Net increase (decrease)
  in net assets from
  capital stock
  transactions...........    2,257,120    9,830,740     (37,553)    1,391,332      (167,400)     346,646
                           -----------  -----------  ----------   -----------   -----------  -----------
Total increase (decrease)
  in net assets..........   22,163,225    1,148,278   1,604,430      (583,557)    2,362,750   (3,047,220)
NET ASSETS
Beginning of period......   53,505,650   52,357,372   6,074,398     6,657,955     8,400,882   11,448,102
                           -----------  -----------  ----------   -----------   -----------  -----------
End of period+...........  $75,668,875  $53,505,650  $7,678,828   $ 6,074,398   $10,763,632  $ 8,400,882
                           ===========  ===========  ==========   ===========   ===========  ===========
SHARES OF BENEFICIAL
  INTEREST
  Shares sold............      865,348    1,509,640     116,404       260,193       239,409      290,860
  Shares issued to
    shareholders from
    reinvestment of
    distributions........           --           --       6,009         4,695         3,966        2,166
  Shares redeemed........     (684,940)    (728,027)   (135,530)     (100,919)     (267,073)    (275,175)
                           -----------  -----------  ----------   -----------   -----------  -----------
  Net increase
    (decrease)...........      180,408      781,613     (13,117)      163,969       (23,698)      17,851
                           ===========  ===========  ==========   ===========   ===========  ===========
+ Includes undistributed
  net investment income
  (loss).................  $       438  $      (216) $       --   $       579   $        --  $        --
                           ===========  ===========  ==========   ===========   ===========  ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.     91

FINANCIAL HIGHLIGHTS
                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period:

                                     ALL CAP FUND                           INVESTMENT GRADE BOND FUND
                             ----------------------------    --------------------------------------------------------
                                           FOR THE PERIOD                     YEAR ENDED DECEMBER 31
                             YEAR ENDED     05/1/02* TO      --------------------------------------------------------
                             12/31/2003      12/31/2002        2003        2002        2001        2000        1999
                             ----------    --------------    --------    --------    --------    --------    --------
NET ASSET VALUE,
  BEGINNING OF PERIOD....      $ 7.540         $10.000       $ 9.630     $ 9.680     $ 9.600     $ 9.340     $ 9.970
                               -------         -------       -------     -------     -------     -------     -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............        0.040           0.020         0.514       0.538       0.601       0.626       0.576
  Net realized and
    unrealized gain
    (loss) on
    investments..........        3.943          (2.462)        0.393      (0.050)      0.079       0.260      (0.630)
                               -------         -------       -------     -------     -------     -------     -------
  Total from Investment
    Operations...........        3.983          (2.442)        0.907       0.488       0.680       0.886      (0.054)
                               -------         -------       -------     -------     -------     -------     -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............       (0.036)         (0.018)       (0.517)     (0.538)     (0.600)     (0.626)     (0.576)
  In excess of net
    investment income....           --              --            --          --          --          --          --
  Net realized gain on
    investments..........       (0.037)             --            --          --          --          --          --
  In excess of net
    realized gain on
    investments..........           --              --            --          --          --          --          --
  Capital................           --              --            --          --          --          --          --
                               -------         -------       -------     -------     -------     -------     -------
  Total distributions....       (0.073)         (0.018)       (0.517)     (0.538)     (0.600)     (0.626)     (0.576)
                               -------         -------       -------     -------     -------     -------     -------
NET ASSET VALUE, END OF
  PERIOD.................      $11.450         $ 7.540       $10.020     $ 9.630     $ 9.680     $ 9.600     $ 9.340
                               =======         =======       =======     =======     =======     =======     =======
TOTAL RETURN(b)..........        52.89%         (24.43)%        9.63%       5.23%       7.21%       9.86%      (0.56)%
                               =======         =======       =======     =======     =======     =======     =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................      $ 5,082         $ 1,780       $66,335     $67,679     $80,999     $40,376     $18,184
Ratios to average net
  assets:
  Net expenses(a)........         0.90%           0.90%         0.75%       0.75%       0.75%       0.75%       0.75%
  Gross expenses(a)......         5.47%           5.73%         0.88%       0.81%       0.95%       1.31%       1.98%
  Net investment income
    (loss)(a)............         0.70%           0.41%         5.22%       5.60%       6.11%       6.70%       6.00%
Portfolio turnover
  rate...................          150%             67%           57%        144%         92%         69%         78%

  *  Commencement of operations
(a)  Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period:

                                                MONEY MARKET FUND
                             --------------------------------------------------------
                                              YEAR ENDED DECEMBER 31
                             --------------------------------------------------------
                               2003        2002        2001        2000        1999
                             --------    --------    --------    --------    --------
NET ASSET VALUE,
  BEGINNING OF PERIOD....    $  1.000    $  1.000    $  1.000    $ 1.000     $ 1.000
                             --------    --------    --------    -------     -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............       0.005       0.011       0.035      0.057       0.045
  Net realized and
    unrealized gain
    (loss) on
    investments..........          --          --          --         --          --
                             --------    --------    --------    -------     -------
  Total from Investment
    Operations...........       0.005       0.011       0.035      0.057       0.045
                             --------    --------    --------    -------     -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............      (0.005)     (0.011)     (0.035)    (0.057)     (0.045)
  In excess of net
    investment income....          --          --          --         --          --
  Net realized gain on
    investments..........          --          --          --         --          --
  In excess of net
    realized gain on
    investments..........          --          --          --         --          --
  Capital................          --          --          --         --          --
                             --------    --------    --------    -------     -------
  Total distributions....      (0.005)     (0.011)     (0.035)    (0.057)     (0.045)
                             --------    --------    --------    -------     -------
NET ASSET VALUE, END OF
  PERIOD.................    $  1.000    $  1.000    $  1.000    $ 1.000     $ 1.000
                             ========    ========    ========    =======     =======
TOTAL RETURN(b)..........        0.55%       1.12%       3.59%      5.90%       4.63%
                             ========    ========    ========    =======     =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................    $113,004    $149,363    $116,946    $41,279     $13,971
Ratios to average net
  assets:
  Net expenses(a)........        0.65%       0.65%       0.65%      0.65%       0.65%
  Gross expenses(a)......        0.65%       0.65%       0.74%      1.22%       2.70%
  Net investment income
    (loss)(a)............        0.56%       1.11%       3.16%      5.83%       4.69%
Portfolio turnover
  rate...................         N/A         N/A         N/A        N/A         N/A

                                               REAL ESTATE FUND
                           --------------------------------------------------------
                                            YEAR ENDED DECEMBER 31
                           --------------------------------------------------------
                             2003        2002        2001        2000        1999
                           --------    --------    --------    --------    --------
NET ASSET VALUE,
  BEGINNING OF PERIOD....  $11.100     $11.850     $11.250     $ 8.940     $ 9.850
                           -------     -------     -------     -------     -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............    0.277       0.496       0.629       0.388       0.477
  Net realized and
    unrealized gain
    (loss) on
    investments..........    3.713      (0.036)      0.772       2.402      (0.888)
                           -------     -------     -------     -------     -------
  Total from Investment
    Operations...........    3.990       0.460       1.401       2.790      (0.411)
                           -------     -------     -------     -------     -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............       --      (0.463)     (0.618)     (0.417)     (0.447)
  In excess of net
    investment income....       --          --          --          --          --
  Net realized gain on
    investments..........       --      (0.583)     (0.183)     (0.054)         --
  In excess of net
    realized gain on
    investments..........       --      (0.070)         --      (0.009)         --
  Capital................       --      (0.094)         --          --      (0.052)
                           -------     -------     -------     -------     -------
  Total distributions....       --      (1.210)     (0.801)     (0.480)     (0.499)
                           -------     -------     -------     -------     -------
NET ASSET VALUE, END OF
  PERIOD.................  $15.090     $11.100     $11.850     $11.250     $ 8.940
                           =======     =======     =======     =======     =======
TOTAL RETURN(b)..........    35.95%       4.04%      12.58%      31.30%      (3.98)%
                           =======     =======     =======     =======     =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................  $78,695     $44,310     $25,824     $17,162     $ 6,089
Ratios to average net
  assets:
  Net expenses(a)........     1.25%       1.25%       1.25%       1.25%       1.25%
  Gross expenses(a)......     1.26%       1.41%       1.68%       2.67%       3.39%
  Net investment income
    (loss)(a)............     4.54%       5.51%       5.60%       6.13%       6.09%
Portfolio turnover
  rate...................       42%         49%         25%         15%         13%

(a)  Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each Period:

                                                                    ALGER INCOME &                   ALGER SMALL
                                  ALGER GROWTH FUND                  GROWTH FUND                 CAPITALIZATION FUND
                             ----------------------------    ----------------------------    ----------------------------
                                           FOR THE PERIOD                  FOR THE PERIOD                  FOR THE PERIOD
                             YEAR ENDED     04/1/02* TO      YEAR ENDED     04/1/02* TO      YEAR ENDED     04/1/02* TO
                             12/31/2003      12/31/2002      12/31/2003      12/31/2002      12/31/2003      12/31/2002
                             ----------    --------------    ----------    --------------    ----------    --------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....      $ 7.120         $10.000         $ 7.360         $10.000         $ 7.610         $10.000
                               -------         -------         -------         -------         -------         -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............       (0.007)          0.006           0.042           0.021          (0.057)         (0.026)
  Net realized and
    unrealized gain
    (loss) on
    investments..........        2.447          (2.880)          2.190          (2.640)          3.367          (2.364)
                               -------         -------         -------         -------         -------         -------
  Total from Investment
    Operations...........        2.440          (2.874)          2.232          (2.619)          3.310          (2.390)
                               -------         -------         -------         -------         -------         -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............           --(c)       (0.006)         (0.042)         (0.021)             --              --
  In excess of net
    investment income....           --              --              --              --              --              --
  Net realized gain on
    investments..........           --              --              --              --              --              --
  In excess of net
    realized gain on
    investments..........           --              --              --              --              --              --
  Capital................           --              --              --              --              --              --
                               -------         -------         -------         -------         -------         -------
  Total distributions....       (0.000)         (0.006)         (0.042)         (0.021)             --              --
                               -------         -------         -------         -------         -------         -------
NET ASSET VALUE, END OF
  PERIOD.................      $ 9.560         $ 7.120         $ 9.550         $ 7.360         $10.920         $ 7.610
                               =======         =======         =======         =======         =======         =======
TOTAL RETURN(b)..........        34.27%         (28.74)%         30.34%         (26.20)%         43.50%         (23.90)%
                               =======         =======         =======         =======         =======         =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................      $12,120         $ 7,680         $ 8,986         $ 6,206         $ 6,891         $ 3,822
Ratios to average net
  assets:
  Net expenses(a)........         0.90%           0.90%           0.80%           0.80%           1.00%           1.00%
  Gross expenses(a)......         2.38%           3.12%           2.65%           3.32%           3.94%           5.16%
  Net investment income
    (loss)(a)............        (0.10)%          0.14%           0.56%           0.45%          (0.77)%         (0.68)%
Portfolio turnover
  rate...................          161%            217%            176%            223%            169%            107%

  *  Commencement of operations
(a)  Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)  Amount is less than $0.001 per share.

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each Period:

                                            DAVIS FINANCIAL FUND
                             --------------------------------------------------
                                  YEAR ENDED DECEMBER 31         FOR THE PERIOD
                             --------------------------------     7/17/00* TO
                               2003        2002        2001        12/31/2000
                             --------    --------    --------    --------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....    $ 8.540     $10.490     $11.320         $10.000
                             -------     -------     -------         -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............      0.068       0.040       0.015           0.013
  Net realized and
    unrealized gain
    (loss) on
    investments..........      2.866      (1.975)     (0.757)          1.325
                             -------     -------     -------         -------
  Total from Investment
    Operations...........      2.934      (1.935)     (0.742)          1.338
                             -------     -------     -------         -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............     (0.044)     (0.015)         --          (0.013)
  In excess of net
    investment income....         --          --          --              --
  Net realized gain on
    investments..........         --          --      (0.088)         (0.005)
  In excess of net
    realized gain on
    investments..........         --          --          --              --
  Capital................         --          --          --              --
                             -------     -------     -------         -------
  Total distributions....     (0.044)     (0.015)     (0.088)         (0.018)
                             -------     -------     -------         -------
NET ASSET VALUE, END OF
  PERIOD.................    $11.430     $ 8.540     $10.490         $11.320
                             =======     =======     =======         =======
TOTAL RETURN(b)..........      34.42%     (18.45)%     (6.57)%         13.39%
                             =======     =======     =======         =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................    $ 8,982     $ 7,884     $10,153         $ 4,729
Ratios to average net
  assets:
  Net expenses(a)........       0.90%       0.90%       0.90%           0.90%
  Gross expenses(a)......       2.36%       2.09%       2.72%           5.50%
  Net investment income
    (loss)(a)............       0.63%       0.39%       0.20%           0.35%
Portfolio turnover
  rate...................         17%         56%         35%              1%

                                        DAVIS VENTURE VALUE FUND
                           --------------------------------------------------
                                YEAR ENDED DECEMBER 31         FOR THE PERIOD
                           --------------------------------     7/17/00* TO
                             2003        2002        2001        12/31/2000
                           --------    --------    --------    --------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....  $ 7.320     $ 8.740     $ 9.830         $10.000
                           -------     -------     -------         -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............    0.065       0.054       0.049           0.028
  Net realized and
    unrealized gain
    (loss) on
    investments..........    2.161      (1.474)     (1.092)         (0.172)(c)
                           -------     -------     -------         -------
  Total from Investment
    Operations...........    2.226      (1.420)     (1.043)         (0.144)
                           -------     -------     -------         -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............   (0.046)         --(d)   (0.047)         (0.026)
  In excess of net
    investment income....       --          --          --              --
  Net realized gain on
    investments..........       --          --          --              --
  In excess of net
    realized gain on
    investments..........       --          --          --              --
  Capital................       --          --          --              --
                           -------     -------     -------         -------
  Total distributions....   (0.046)         --      (0.047)         (0.026)
                           -------     -------     -------         -------
NET ASSET VALUE, END OF
  PERIOD.................  $ 9.500     $ 7.320     $ 8.740         $ 9.830
                           =======     =======     =======         =======
TOTAL RETURN(b)..........    30.50%     (16.24)%    (10.61)%         (1.42)%
                           =======     =======     =======         =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................  $44,215     $32,194     $32,110         $12,611
Ratios to average net
  assets:
  Net expenses(a)........     0.90%       0.90%       0.90%           0.90%
  Gross expenses(a)......     1.19%       1.21%       1.28%           3.20%
  Net investment income
    (loss)(a)............     0.86%       0.71%       0.51%           1.08%
Portfolio turnover
  rate...................        7%         26%         84%              0%

  *  Commencement of operations
(a)  Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c) The amount shown for a share outstanding does not correspond with aggregate net gain on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the fund.
(d)  Amount is less than .001 per share.

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period:

                                        NEUBERGER BERMAN                          NEUBERGER BERMAN
                                      MID CAP GROWTH FUND                        MID CAP VALUE FUND
                             --------------------------------------    --------------------------------------
                                  YEAR ENDED                                YEAR ENDED
                                 DECEMBER 31         FOR THE PERIOD        DECEMBER 31         FOR THE PERIOD
                             --------------------     05/01/01* TO     --------------------     05/01/01* TO
                               2003        2002        12/31/2001        2003        2002        12/31/2001
                             --------    --------    --------------    --------    --------    --------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....    $ 6.190     $ 8.740         $10.000       $ 8.910     $ 9.860         $10.000
                             -------     -------         -------       -------     -------         -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............         --(c)   (0.055)         (0.023)        0.011       0.011           0.032
  Net realized and
    unrealized gain
    (loss) on
    investments..........      1.800      (2.495)         (1.237)        3.228      (0.950)         (0.140)
                             -------     -------         -------       -------     -------         -------
  Total from Investment
    Operations...........      1.800      (2.550)         (1.260)        3.239      (0.939)         (0.108)
                             -------     -------         -------       -------     -------         -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............         --          --              --        (0.009)     (0.010)         (0.032)
  In excess of net
    investment income....         --          --              --            --          --(c)           --
  Net realized gain on
    investments..........         --          --              --            --          --              --
  In excess of net
    realized gain on
    investments..........         --          --              --            --          --              --
  Capital................         --          --              --            --          --              --
                             -------     -------         -------       -------     -------         -------
  Total distributions....         --          --              --        (0.009)     (0.011)         (0.032)
                             -------     -------         -------       -------     -------         -------
NET ASSET VALUE, END OF
  PERIOD.................    $ 7.990     $ 6.190         $ 8.740       $12.140     $ 8.910         $ 9.860
                             =======     =======         =======       =======     =======         =======
TOTAL RETURN(b)..........      29.08%     (29.26)%        (12.60)%       36.35%      (9.53)%         (1.08)%
                             =======     =======         =======       =======     =======         =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................    $ 6,867     $ 4,182         $ 4,235       $ 9,675     $ 6,819         $ 3,515
Ratios to average net
  assets:
  Net expenses(a)........       1.10%       1.10%           1.10%         1.10%       1.10%           1.10%
  Gross expenses(a)......       3.61%       4.06%           5.84%         2.71%       3.38%           7.47%
  Net investment income
    (loss)(a)............      (0.84)%     (0.84)%         (0.53)%        0.11%       0.14%           0.69%
Portfolio turnover
  rate...................        146%        163%             63%           74%         74%            108%


                                           VALUE EQUITY FUND
                           --------------------------------------------------

                                YEAR ENDED DECEMBER 31         FOR THE PERIOD
                           --------------------------------     7/17/00* TO
                             2003        2002        2001        12/31/2000
                           --------    --------    --------    --------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....  $ 7.520     $10.470     $11.290         $10.000
                           -------     -------     -------         -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............    0.072       0.075       0.057           0.036
  Net realized and
    unrealized gain
    (loss) on
    investments..........    2.390      (2.950)     (0.344)          1.297
                           -------     -------     -------         -------
  Total from Investment
    Operations...........    2.462      (2.875)     (0.287)          1.333
                           -------     -------     -------         -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............   (0.072)     (0.075)     (0.057)         (0.038)
  In excess of net
    investment income....       --          --(c)       --(c)           --
  Net realized gain on
    investments..........       --          --      (0.265)             --
  In excess of net
    realized gain on
    investments..........       --          --      (0.211)         (0.005)
  Capital................       --          --          --              --
                           -------     -------     -------         -------
  Total distributions....   (0.072)     (0.075)     (0.533)         (0.043)
                           -------     -------     -------         -------
NET ASSET VALUE, END OF
  PERIOD.................  $ 9.910     $ 7.520     $10.470         $11.290
                           =======     =======     =======         =======
TOTAL RETURN(b)..........    32.76%     (27.47)%     (2.53)%         13.35%
                           =======     =======     =======         =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................  $ 8,718     $ 6,453     $ 6,926         $ 2,579
Ratios to average net
  assets:
  Net expenses(a)........     0.90%       0.90%       0.90%           0.90%
  Gross expenses(a)......     2.63%       2.72%       3.97%           7.65%
  Net investment income
    (loss)(a)............     0.88%       0.92%       0.75%           0.81%
Portfolio turnover
  rate...................       92%         71%         72%             38%

  *  Commencement of operations
(a)  Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)  Amount is less than $0.001 per share.

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period:

                                             VALUE MANAGED FUND
                             --------------------------------------------------
                                  YEAR ENDED DECEMBER 31         FOR THE PERIOD
                             --------------------------------     7/17/00* TO
                               2003        2002        2001        12/31/2000
                             --------    --------    --------    --------------
NET ASSET VALUE,
BEGINNING OF PERIOD......    $ 8.170     $10.490     $11.300         $10.000
                             -------     -------     -------         -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............      0.074       0.073       0.075           0.085
  Net realized and
    unrealized gain
    (loss) on
    investments..........      2.300      (2.320)     (0.763)          1.300
                             -------     -------     -------         -------
  Total from Investment
    Operations...........      2.374      (2.247)     (0.688)          1.385
                             -------     -------     -------         -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............     (0.074)     (0.073)     (0.075)         (0.085)
  In excess of net
    investment income....         --          --(c)       --(c)           --(c)
  Net realized gain on
    investments..........         --          --      (0.047)             --
  In excess of net
    realized gain on
    investments..........         --          --          --              --
  Capital................         --          --          --              --
                             -------     -------     -------         -------
  Total distributions....     (0.074)     (0.073)     (0.122)         (0.085)
                             -------     -------     -------         -------
NET ASSET VALUE, END OF
  PERIOD.................    $10.470     $ 8.170     $10.490         $11.300
                             =======     =======     =======         =======
TOTAL RETURN(b)..........      29.07%     (21.43)%     (6.08)%         13.88%
                             =======     =======     =======         =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................    $ 5,561     $ 4,367     $ 4,629         $ 2,397
Ratios to average net
  assets:
  Net expenses(a)........       0.90%       0.90%       0.90%           0.90%
  Gross expenses(a)......       3.42%       3.55%       4.68%           7.84%
  Net investment income
    (loss)(a)............       0.83%       0.83%       0.88%           1.80%
Portfolio turnover
  rate...................         91%         55%         54%             32%

                                           VALUE MID CAP FUND
                           --------------------------------------------------
                                YEAR ENDED DECEMBER 31         FOR THE PERIOD
                           --------------------------------     7/17/00* TO
                             2003        2002        2001        12/31/2000
                           --------    --------    --------    --------------
NET ASSET VALUE,
BEGINNING OF PERIOD......  $10.320     $10.980     $10.290         $10.000
                           -------     -------     -------         -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............    0.004       0.006       0.016           0.021
  Net realized and
    unrealized gain
    (loss) on
    investments..........    3.294      (0.660)      0.688           0.312
                           -------     -------     -------         -------
  Total from Investment
    Operations...........    3.298      (0.654)      0.704           0.333
                           -------     -------     -------         -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............   (0.003)     (0.006)     (0.014)         (0.021)
  In excess of net
    investment income....       --          --          --              --(c)
  Net realized gain on
    investments..........   (0.725)         --          --              --
  In excess of net
    realized gain on
    investments..........       --          --          --          (0.022)
  Capital................       --          --          --              --
                           -------     -------     -------         -------
  Total distributions....   (0.728)     (0.006)     (0.014)         (0.043)
                           -------     -------     -------         -------
NET ASSET VALUE, END OF
  PERIOD.................  $12.890     $10.320     $10.980         $10.290
                           =======     =======     =======         =======
TOTAL RETURN(b)..........    32.04%      (5.95)%      6.84%           3.37%
                           =======     =======     =======         =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................  $20,582     $15,682     $15,040         $ 8,122
Ratios to average net
  assets:
  Net expenses(a)........     1.00%       1.00%       1.00%           1.00%
  Gross expenses(a)......     1.64%       1.71%       1.70%           4.27%
  Net investment income
    (loss)(a)............     0.03%       0.06%       0.12%           0.71%
Portfolio turnover
  rate...................       88%        104%        158%             36%

                                          VALUE SMALL CAP FUND
                           --------------------------------------------------
                                YEAR ENDED DECEMBER 31         FOR THE PERIOD
                           --------------------------------     7/17/00* TO
                             2003        2002        2001        12/31/2000
                           --------    --------    --------    --------------
NET ASSET VALUE,
BEGINNING OF PERIOD......  $ 9.940     $12.820     $11.930         $10.000
                           -------     -------     -------         -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............   (0.003)      0.012      (0.005)          0.065
  Net realized and
    unrealized gain
    (loss) on
    investments..........    4.139      (2.640)      1.062           2.109
                           -------     -------     -------         -------
  Total from Investment
    Operations...........    4.136      (2.628)      1.057           2.174
                           -------     -------     -------         -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............   (0.006)         --          --(c)       (0.065)
  In excess of net
    investment income....       --          --      (0.002)         (0.001)
  Net realized gain on
    investments..........       --      (0.220)     (0.165)         (0.178)
  In excess of net
    realized gain on
    investments..........       --      (0.032)         --              --
  Capital................       --          --          --              --
                           -------     -------     -------         -------
  Total distributions....   (0.006)     (0.252)     (0.167)         (0.244)
                           -------     -------     -------         -------
NET ASSET VALUE, END OF
  PERIOD.................  $14.070     $ 9.940     $12.820         $11.930
                           =======     =======     =======         =======
TOTAL RETURN(b)..........    41.62%     (20.61)%      8.91%          21.91%
                           =======     =======     =======         =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................  $71,827     $44,282     $22,140         $ 5,973
Ratios to average net
  assets:
  Net expenses(a)........     1.00%       1.00%       1.00%           1.00%
  Gross expenses(a)......     1.12%       1.34%       2.06%           5.02%
  Net investment income
    (loss)(a)............     0.13%       0.18%      (0.08)%          1.83%
Portfolio turnover
  rate...................      144%        136%        138%             42%

  *  Commencement of operations
(a)  Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)  Amount is less than $0.001 per share.

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period:

                                                 BLUE CHIP MID CAP FUND
                             --------------------------------------------------------------
                                        YEAR ENDED DECEMBER 31               FOR THE PERIOD
                             --------------------------------------------      9/1/99* TO
                               2003        2002        2001        2000        12/31/1999
                             --------    --------    --------    --------    --------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....    $11.470     $13.480     $13.930     $12.300         $10.000
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............     (0.011)     (0.024)     (0.022)     (0.018)             --
  Net realized and
    unrealized gain
    (loss) on
    investments..........      4.151      (1.986)     (0.428)      2.994           2.683
                             -------     -------     -------     -------         -------
  Total from Investment
    Operations...........      4.140      (2.010)     (0.450)      2.976           2.683
                             -------     -------     -------     -------         -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............         --          --          --          --              --
  In excess of net
    investment income....         --          --          --          --              --
  Net realized gain on
    investments..........         --          --          --      (0.968)         (0.383)
  In excess of net
    realized gain on
    investments..........         --          --          --      (0.378)             --
  Capital................         --          --          --          --              --
                             -------     -------     -------     -------         -------
  Total distributions....         --          --          --      (1.346)         (0.383)
                             -------     -------     -------     -------         -------
NET ASSET VALUE, END OF
  PERIOD.................    $15.610     $11.470     $13.480     $13.930         $12.300
                             =======     =======     =======     =======         =======
TOTAL RETURN(b)..........      36.09%     (14.91)%     (3.23)%     24.96%          27.07%
                             =======     =======     =======     =======         =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................    $75,669     $53,506     $52,357     $37,593         $ 6,780
Ratios to average net
  assets:
  Net expenses(a)........       1.00%       1.00%       1.00%       1.00%           1.00%
  Gross expenses(a)......       1.14%       1.17%       1.26%       1.96%           4.11%
  Net investment income
    (loss)(a)............      (0.09)%     (0.21)%     (0.17)%     (0.26)%         (0.16)%
Portfolio turnover
  rate...................         76%         90%        125%        138%             51%

                                             INVESTORS FOUNDATION FUND
                           --------------------------------------------------------------
                                      YEAR ENDED DECEMBER 31               FOR THE PERIOD
                           --------------------------------------------      9/1/99* TO
                             2003        2002        2001        2000        12/31/1999
                           --------    --------    --------    --------    --------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....  $ 6.670     $ 8.920     $ 9.720     $11.190         $10.000
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............    0.057       0.036       0.029       0.017           0.015
  Net realized and
    unrealized gain
    (loss) on
    investments..........    1.890      (2.251)     (0.800)     (0.708)          1.197
                           -------     -------     -------     -------         -------
  Total from Investment
    Operations...........    1.947      (2.215)     (0.771)     (0.691)          1.212
                           -------     -------     -------     -------         -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............   (0.057)     (0.035)     (0.029)     (0.017)         (0.015)
  In excess of net
    investment income....       --          --          --(c)       --(c)           --
  Net realized gain on
    investments..........       --          --          --      (0.495)         (0.007)
  In excess of net
    realized gain on
    investments..........       --          --          --      (0.267)             --
  Capital................       --          --          --          --              --
                           -------     -------     -------     -------         -------
  Total distributions....   (0.057)     (0.035)     (0.029)     (0.779)         (0.022)
                           -------     -------     -------     -------         -------
NET ASSET VALUE, END OF
  PERIOD.................  $ 8.560     $ 6.670     $ 8.920     $ 9.720         $11.190
                           =======     =======     =======     =======         =======
TOTAL RETURN(b)..........    29.20%     (24.84)%     (7.93)%     (5.94)%         12.13%
                           =======     =======     =======     =======         =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................  $ 7,679     $ 6,074     $ 6,658     $ 5,653         $ 3,867
Ratios to average net
  assets:
  Net expenses(a)........     0.90%       0.90%       0.90%       0.90%           0.90%
  Gross expenses(a)......     2.94%       2.89%       3.34%       3.99%           5.12%
  Net investment income
    (loss)(a)............     0.77%       0.49%       0.34%       0.18%           0.46%
Portfolio turnover
  rate...................       83%         92%        119%         82%             31%

  *  Commencement of operations
(a)  Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)  Amount is less than $0.001 per share

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period:

                                                   SELECT EQUITY FUND
                             --------------------------------------------------------------
                                        YEAR ENDED DECEMBER 31               FOR THE PERIOD
                             --------------------------------------------      9/1/99* TO
                               2003        2002        2001        2000        12/31/1999
                             --------    --------    --------    --------    --------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....    $ 6.610     $ 9.140     $10.970     $12.640         $10.000
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............      0.026       0.006       0.045       0.005              --
  Net realized and
    unrealized gain
    (loss) on
    investments..........      2.021      (2.525)     (1.824)     (1.251)          2.640
                             -------     -------     -------     -------         -------
  Total from Investment
    Operations...........      2.047      (2.519)     (1.779)     (1.246)          2.640
                             -------     -------     -------     -------         -------
LESS DISTRIBUTIONS FROM:
  Net investment income..     (0.025)     (0.010)     (0.051)     (0.005)             --
  In excess of net
    investment income....     (0.002)     (0.001)         --          --(c)           --
  Net realized gain on
    investments..........         --          --          --      (0.123)             --
  In excess of net
    realized gain on
    investments..........         --          --          --      (0.296)             --
  Capital................         --          --          --          --              --
                             -------     -------     -------     -------         -------
  Total distributions....     (0.027)     (0.011)     (0.051)     (0.424)             --
                             -------     -------     -------     -------         -------
NET ASSET VALUE, END OF
  PERIOD.................    $ 8.630     $ 6.610     $ 9.140     $10.970         $12.640
                             =======     =======     =======     =======         =======
TOTAL RETURN(b)..........      30.98%     (27.56)%    (16.22)%     (9.71)%         26.40%
                             =======     =======     =======     =======         =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................    $10,764     $ 8,401     $11,448     $14,848         $ 5,140
Ratios to average net
  assets:
  Net expenses(a)........       0.90%       0.90%       0.90%       0.90%           0.90%
  Gross expenses(a)......       2.23%       2.19%       1.50%       2.44%           4.25%
  Net Investment income
    (loss)(a)............       0.34%       0.08%       0.31%       0.07%          (0.06)%
Portfolio turnover rate..         89%        144%        263%        271%             51%

  *  Commencement of operations
(a)  Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)  Amount is less than $0.001 per share

NOTES TO FINANCIAL STATEMENTS                         SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

NOTE A -- ORGANIZATION

Sun Capital Advisers Trust (the "Trust") is registered under the Investment Company Act of 1940 as amended (the "1940 Act") as an open-end management investment company. The Trust was established as a Delaware business trust under the laws of Delaware by an Agreement and Declaration of Trust dated July 13, 1998. It currently consists of eighteen funds (each referred to as a "Fund" collectively as "the Funds"), which are offered only to qualified pension and retirement plans and variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The Funds are the Sun Capital All Cap Fund ("All Cap Fund"), Sun Capital Investment Grade Bond Fund ("Investment Grade Bond Fund"), Sun Capital Money Market Fund ("Money Market Fund"), Sun Capital Real Estate Fund ("Real Estate Fund"), SC Alger Growth Fund ("Alger Growth Fund"), SC Alger Income & Growth Fund ("Alger Income & Growth Fund"), SC Alger Small Capitalization Fund ("Alger Small Capitalization Fund"), SC Davis Financial Fund ("Davis Financial Fund"), SC Davis Venture Value Fund ("Davis Venture Value Fund"), SC Neuberger Berman Mid Cap Growth Fund ("Neuberger Berman Mid Cap Growth Fund"), SC Neuberger Berman Mid Cap Value Fund ("Neuberger Berman Mid Cap Value Fund"), SC Value Equity Fund ("Value Equity Fund"), SC Value Managed Fund ("Value Managed Fund"), SC Value Mid Cap Fund ("Value Mid Cap Fund"), SC Value Small Cap Fund ("Value Small Cap Fund"), SC Blue Chip Mid Cap Fund ("Blue Chip Mid Cap Fund"), SC Investors Foundation Fund ("Investors Foundation Fund") and the SC Select Equity Fund ("Select Equity Fund"). Each of the Funds, other than the Real Estate Fund and the Select Equity Fund, is classified as a diversified fund under the 1940 Act.

NOTE B -- SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

VALUATION OF INVESTMENTS

Securities for which exchange quotations are readily available are valued at the last sales price, or, if no sales occurred on that day, at the mean between the closing bid and asked prices. Certain fixed income securities are valued by a dealer or by a pricing service based upon a computerized matrix system, which considers market transactions and dealer supplied valuations. Short-term securities maturing in 60 days or less are valued at cost plus earned discount to maturity (amortized cost), which approximates market value. Securities for which current market quotations are not readily available are stated at fair value as determined in good faith under the direction of the Board of Trustees.

In accordance with Rule 2a-7 of the 1940 Act, the Money Market Fund values its securities initially at cost, and thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

INVESTMENT TRANSACTIONS AND INCOME

Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from security transactions are determined on the basis of identified cost for both financial statement and federal income tax purposes.

The Real Estate Fund and Davis Financial Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject each of these funds to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions.

FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS

The accounting records of the Funds are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of transactions. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments. Net gains and losses on foreign currency transactions include disposition of foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for Federal tax purposes. Each Fund has qualified and intends to elect and continue to qualify each year to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. By so qualifying, the Funds will not be subject to Federal income taxes to the extent that they distribute all of their taxable income, including realized capital gains, for the fiscal year. In addition, by distributing during each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, the Funds will not be subject to a Federal excise tax.

A portion of the dividend income recorded by Real Estate Fund is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction to the cost basis of the securities held.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

At December 31, 2003, the following Funds have available for federal income tax purposes capital loss carryovers which can be used to offset certain future realized capital gains.

                                        EXPIRES DECEMBER 31,
                           -----------------------------------------------
                            2007    2008      2009        2010      2011
                           ------  ------  ----------  ----------  -------
Money Market Fund........  $1,180  $  156  $       --  $       --  $    --
Alger Growth Fund........      --      --          --     670,117       --
Alger Income & Growth
 Fund....................      --      --          --     701,671       --
Davis Financial Fund.....      --      --     229,846       6,594  718,742
Davis Venture Value
 Fund....................      --   4,588     764,787   3,314,207  347,308
Neuberger Berman Mid Cap
 Growth Fund.............      --      --     414,660   1,160,447  183,189
Value Equity Fund........      --      --          --   1,372,093  385,176
Value Managed Fund.......      --      --          --     634,631       --
Value Small Cap Fund.....      --      --          --   1,321,563       --
Blue Chip Mid Cap Fund...      --      --     400,454   3,013,132       --
Investors Foundation
 Fund....................      --      --     462,398   1,111,503  401,488
Select Equity Fund.......      --      --   3,929,604   2,261,999  348,713

Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax period ended December 31, 2003, the following Funds elected to defer net losses arising between November 1, 2003 and December 31, 2003.

                                                     AMOUNT
                                                    --------
Davis Financial Fund..............................  $ 57,516
Davis Venture Value Fund..........................   208,230
Blue Chip Mid Cap Fund............................       497

DOLLAR ROLL TRANSACTIONS

The Investment Grade Bond Fund may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. The Fund will only enter into "covered" rolls. A "covered" roll is a specific type of dollar roll for which there is an offsetting cash position or liquid security position. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will be substantially similar as to type, coupon and maturity as those sold. The Fund is paid a fee for entering into a dollar roll transaction, that is accrued as income over the life of the dollar roll contract. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold.

The proceeds of the sale will generally be invested in additional instruments for the Fund, and the income from these investments, together with any additional fee income received on the dollar roll transaction, will generally exceed the interest income that would have been earned on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those similar securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

REPURCHASE AGREEMENTS

In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals 102% of the principal amount of the repurchase transaction.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

The value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. There is the risk that the collateral may be insufficient to meet the obligation in the event of default.

WHEN ISSUED SECURITIES AND FORWARD COMMITMENTS

The Funds may purchase or sell securities on a when issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled for a future time. Settlement dates may be a month or more after entering into these transactions and such transactions may involve a risk of loss if the value of the underlying security declines prior to the settlement date. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. This may increase the risk if the other party involved in the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices and yields. In connection with such purchases the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Funds will not enter into such agreements for the purpose of investment leverage.

OPTIONS

A Fund may purchase and write (sell) call and put options on any securities in which it may invest or on any securities index based on securities in which it may invest. A Fund may write covered put and call options and purchase put and call options for hedging or investment purposes. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premium paid. The proceeds from securities sold through the exercise of put options are decreased by the premium paid.

When a Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are recorded by a Fund on the expiration date as realized gains from options transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Fund. The risk involved in writing an option is that, if the option was exercised the underlying security could then be purchased or sold by the Fund at a disadvantageous price.

Exchange-traded options are valued at the last sale price in the market where such contracts are principally traded.

EXPENSES

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a particular Fund are allocated evenly among the affected Funds, allocated on the basis of relative net assets, or otherwise allocated among the Funds as the Trustees may direct or approve.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

The Investment Grade Bond Fund and Money Market Fund declare dividends daily from net investment income, if any. Each of the remaining Funds in the Trust distributes net investment income, if any, at least annually. Each Fund distributes its net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

                                                    INCREASE (DECREASE)
                                     -------------------------------------------------
                                                 UNDISTRIBUTED
                                               (DISTRIBUTIONS IN    ACCUMULATED NET
                                     PAID IN    EXCESS OF) NET    REALIZED GAIN (LOSS)
                                     CAPITAL   INVESTMENT INCOME     ON INVESTMENTS
                                     --------  -----------------  --------------------
All Cap Fund.......................  $     --      $    (840)           $    840
Investment Grade Bond Fund.........        --          5,587              (5,587)
Real Estate Fund...................        --       (945,536)            945,536
Alger Growth Fund..................    (9,331)         9,331                  --
Alger Income & Growth Fund.........      (171)           (23)                194
Alger Small Capitalization Fund....        --         35,885             (35,885)
Davis Financial Fund...............        --           (383)                383
Davis Venture Value Fund...........        --         (5,686)              5,686
Neuberger Berman Mid Cap Growth
 Fund..............................   (43,068)        43,069                  (1)
Neuberger Berman Mid Cap Value
 Fund..............................        --             (7)                  7
Value Equity Fund..................       (60)            60                  --
Value Mid Cap Fund.................        --            263                (263)
Value Small Cap Fund...............        --        (81,418)             81,418
Blue Chip Mid Cap Fund.............   (51,808)        54,335              (2,527)
Investors Foundation Fund..........        (9)             9                  --
Select Equity Fund.................    (2,111)         2,024                  87

NOTE C -- INVESTMENT ADVISORY AND OTHER RELATED PARTY AGREEMENTS

INVESTMENT ADVISORY AGREEMENT

Sun Capital Advisers, Inc. (the "Adviser") is the investment adviser to the Investment Grade Bond Fund, Money Market Fund, and Real Estate Fund under an investment advisory agreement with the Trust dated November 4, 1998. The Adviser is the investment adviser to the Blue Chip Mid Cap Fund, Investors Foundation Fund, and Select Equity Fund under separate investment advisory agreements with the Trust dated August 27, 1999. The Adviser is the investment adviser to the Davis Financial Fund, Davis Venture Value Fund, Value Equity Fund, Value Managed Fund, Value Mid Cap Fund, and Value Small Cap Fund under separate investment advisory agreements with the Trust dated May 1, 2000. The Adviser is the investment adviser to the Neuberger Berman Mid Cap Growth Fund and Neuberger Berman Mid Cap Value Fund under separate investment advisory agreements with the Trust dated May 1, 2001. The Adviser is the investment adviser to the Alger Growth Fund, Alger Income & Growth Fund, and Alger Small Capitalization Fund under separate investment advisory agreements with the Trust dated April 1, 2002.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

The Adviser is the investment adviser to the All Cap Fund under separate investment advisory agreement with the Trust dated May 1, 2002. The Adviser is a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), ("Sun Life (U.S.)") which is an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life of Canada"). Sun Life Financial Services of Canada Inc. ("Sun Life Financial"), a holding company, is the ultimate parent of Sun Life of Canada and the Adviser. The Adviser has retained Wellington Management Company LLP at its own cost, as subadviser for Blue Chip Mid Cap Fund, Investors Foundation Fund, and Select Equity Fund, Davis Selected Advisers L.P., as subadviser for the Davis Financial Fund, and the Davis Venture Value Fund, OpCap Advisors, as subadviser for the Value Equity Fund, Value Managed Fund, Value Mid Cap Fund, and Value Small Cap Fund, Neuberger Berman Management Inc., as subadviser for the Neuberger Berman Mid Cap Growth Fund, and Neuberger Berman Mid Cap Value Fund, and Fred Alger Management, Inc., as subadviser for the Alger Growth Fund, Alger Income & Growth Fund, and Alger Small Capitalization Fund.

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under the advisory agreement, the Trust pays compensation monthly to the Adviser at the following annual rates based on the average daily net assets of each Fund taken separately:

                                          DAILY NET ASSETS        ADVISORY FEE
All Cap Fund                          All                             0.70%

Investment Grade Bond Fund            All                             0.60%

Money Market Fund                     All                             0.50%

Real Estate Fund                      All                             0.95%

Alger Growth Fund                     All                             0.75%

Alger Income & Growth Fund            All                            0.625%

Alger Small Capitalization Fund       All                             0.85%

Davis Financial Fund                  $0-$500 million                 0.75%
Davis Venture Value Fund              over $500 million               0.70%

Neuberger Berman Mid Cap Growth Fund  $0-$750 million                 0.95%
Neuberger Berman Mid Cap Value Fund   over $750 million               0.90%

Value Equity Fund                     $0-$400 million                 0.80%
Value Managed Fund                    $400 million-$800 million       0.75%
Value Mid Cap Fund                    over $800 million               0.70%
Value Small Cap Fund

Blue Chip Mid Cap Fund                $0-$300 million                 0.80%
                                      over $300 million               0.75%

Investors Foundation Fund             $0-$300 million                 0.75%
Select Equity Fund                    over $300 million               0.70%

NOTES TO FINANCIAL STATEMENTS (CONTINUED)             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

LIMITATIONS

The Adviser has contractually agreed to reduce its advisory fee and to reimburse each Fund's other expenses to reduce each Fund's total annual operating expenses to:

                                                    TOTAL OPERATING EXPENSE
                                                    -----------------------
All Cap Fund......................................            0.90%
Investment Grade Bond Fund........................            0.75%
Money Market Fund.................................            0.65%
Real Estate Fund..................................            1.25%
Alger Growth Fund.................................            0.90%
Alger Income & Growth Fund........................            0.80%
Alger Small Capitalization Fund...................            1.00%
Davis Financial Fund..............................            0.90%
Davis Venture Value Fund..........................            0.90%
Neuberger Berman Mid Cap Growth Fund..............            1.10%
Neuberger Berman Mid Cap Value Fund...............            1.10%
Value Equity Fund.................................            0.90%
Value Managed Fund................................            0.90%
Value Mid Cap Fund................................            1.00%
Value Small Cap Fund..............................            1.00%
Blue Chip Mid Cap Fund............................            1.00%
Investors Foundation Fund.........................            0.90%
Select Equity Fund................................            0.90%

The Adviser has contractually agreed to maintain the above limits until April 30, 2004. For the year ended December 31, 2003, the Adviser did not impose all or part of its advisory fee and reimbursed certain operating expenses in the following amounts:

                                                        EXPENSES
                                          FEES WAIVED  REIMBURSED
                                          -----------  ----------
All Cap Fund............................   $ 18,832     $104,156
Investment Grade Bond Fund..............     89,405           --
Money Market Fund.......................         --           --
Real Estate Fund........................      5,843           --
Alger Growth Fund.......................     67,988       66,509
Alger Income & Growth Fund..............     43,660       85,460
Alger Small Capitalization Fund.........     39,832       97,929
Davis Financial Fund....................     58,043       54,904
Davis Venture Value Fund................    106,512           --
Neuberger Berman Mid Cap Growth Fund....     48,705       80,090
Neuberger Berman Mid Cap Value Fund.....     74,063       51,112
Value Equity Fund.......................     57,525       66,594
Value Managed Fund......................     37,842       81,322
Value Mid Cap Fund......................    109,092           --
Value Small Cap Fund....................     68,336           --
Blue Chip Mid Cap Fund..................     89,619           --
Investors Foundation Fund...............     48,527       83,510
Select Equity Fund......................     69,552       53,859

NOTES TO FINANCIAL STATEMENTS (CONTINUED)             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

To the extent that a Fund's total expense ratio falls below the expense limit stated above in future years, the Adviser reserves the right to be reimbursed for advisory fees waived and fund expenses paid by it during the prior two fiscal years.

TRUSTEES' COMPENSATION

Trustees' fees are paid by the Trust to each independent trustee of the Trust. The Trust pays no compensation directly to its Trustees or officers who are affiliated with the Adviser, Sun Life (U.S.) or Sun Life of Canada, all of whom receive remuneration for their services to the Trust from the Adviser, Sun Life (U.S.) or Sun Life of Canada. Certain officers and Trustees of the Trust are officers and directors of the Adviser, Sun Life (U.S.) or Sun Life of Canada.

NOTE D -- INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term securities for the year ended December 31, 2003 were as follows:

                                   NON-                      NON-
                                GOVERNMENT   GOVERNMENT   GOVERNMENT   GOVERNMENT
                                 PURCHASES    PURCHASES      SALES        SALES
                                -----------  -----------  -----------  -----------
All Cap Fund..................  $ 5,887,139  $        --  $ 3,998,332  $        --
Investment Grade Bond Fund....   26,373,406   27,792,282   21,387,475   17,122,970
Real Estate Fund..............   42,142,789           --   22,627,932           --
Alger Growth Fund.............   15,955,450           --   13,900,806           --
Alger Income & Growth Fund....   12,954,964       11,610   11,653,790       31,473
Alger Small Capitalization
 Fund.........................    8,720,042           --    7,514,153       19,993
Davis Financial Fund..........    1,276,406           --    2,634,448           --
Davis Venture Value Fund......    6,545,054           --    2,541,756           --
Neuberger Berman Mid Cap
 Growth Fund..................    8,413,028           --    7,091,556           --
Neuberger Berman Mid Cap Value
 Fund.........................    5,852,982           --    5,520,701           --
Value Equity Fund.............    6,362,980      128,003    6,272,854      106,057
Value Managed Fund............    4,572,182      127,840    4,067,263       26,977
Value Mid Cap Fund............   14,679,872           --   15,372,423           --
Value Small Cap Fund..........   84,741,381           --   79,134,566           --
Blue Chip Mid Cap Fund........   48,617,883           --   46,678,690           --
Investors Foundation Fund.....    5,214,860      117,443    5,351,483       16,564
Select Equity Fund............    7,998,320       14,791    7,851,357      234,007

Purchases and sales, including maturities, of short-term securities by the Money Market Fund for the year ended December 31, 2003 were $990,050,739 and $1,027,919,253, respectively.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

The identified cost for federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation at December 31, 2003 were as follows:

                                                       GROSS UNREALIZED        NET UNREALIZED
                                                 ----------------------------  APPRECIATION/
                                IDENTIFIED COST  APPRECIATION  (DEPRECIATION)  (DEPRECIATION)
                                ---------------  ------------  --------------  --------------
All Cap Fund..................   $  4,427,141    $   582,581    $    (9,777)    $   572,804
Investment Grade Bond Fund....     66,237,900      2,132,717       (559,788)      1,572,929
Money Market Fund.............    112,645,937             --             --              --
Real Estate Fund..............     65,387,967     13,025,538       (156,739)     12,868,799
Alger Growth Fund.............     10,304,396      1,809,687        (52,971)      1,756,716
Alger Income & Growth Fund....      7,665,404      1,317,973        (16,215)      1,301,758
Alger Small Capitalization
 Fund.........................      5,935,158        912,284        (48,057)        864,227
Davis Financial Fund..........      7,939,027      1,555,056       (514,945)      1,040,111
Davis Venture Value Fund......     39,433,868      6,230,552     (1,502,583)      4,727,969
Neuberger Berman Mid Cap
 Growth Fund..................      5,742,101      1,165,943        (36,256)      1,129,687
Neuberger Berman Mid Cap Value
 Fund.........................      7,770,163      1,703,196        (43,961)      1,659,235
Value Equity Fund.............      7,232,390      1,243,257        (77,963)      1,165,295
Value Managed Fund............      4,886,545        727,599        (73,956)        653,643
Value Mid Cap Fund............     16,474,003      3,574,131        (44,660)      3,529,471
Value Small Cap Fund..........     61,488,563     11,150,973       (589,958)     10,561,015
Blue Chip Mid Cap Fund........     61,497,631     15,667,184     (1,267,324)     14,399,860
Investors Foundation Fund.....      6,747,554      1,040,987       (127,959)        913,028
Select Equity Fund............      9,606,735      1,336,632       (268,088)      1,068,544

NOTE E -- LINE OF CREDIT

The Trust has entered into a $15 million committed unsecured revolving line of credit (the "Agreement") primarily for temporary or emergency purposes. The Money Market Fund is not a party to this agreement. Interest is charged to each Fund based on its borrowings at an amount above the overnight federal funds rate. In addition, a fee on the daily unused portion of the $15 million committed line is allocated among the participating funds at the end of each quarter. During the year ended December 31, 2003, the following Funds had borrowings under this Agreement as follows:

                                              AVERAGE DAILY   WEIGHTED AVERAGE  TOTAL INTEREST
                                MAXIMUM LOAN  AMOUNT OF LOAN   INTEREST RATE         PAID
                                ------------  --------------  ----------------  --------------
Real Estate Fund..............   $1,394,000     $1,394,000         1.833%            $213
Alger Growth Fund.............    1,255,000        562,167         1.755              329
Alger Income & Growth Fund....      683,000        598,600         1.761              146
Alger Small Capitalization
 Fund.........................      320,000        139,667         1.761               82
Davis Financial Fund..........      255,000        255,000         1.833               39
Neuberger Berman Mid Cap Value
 Fund.........................      454,000        320,111         1.607              129
Value Managed Fund............       16,000         16,000         1.500                3
Value Small Cap Fund..........    5,396,000      2,490,250         1.581              437
Blue Chip Mid Cap Fund........      653,000        276,153         1.520              152
Select Equity Fund............      329,000        144,625         1.604               52

INDEPENDENT AUDITORS' REPORT
----------------------------------------------------------------------

To the Trustees and Shareholders of Sun Capital Advisers Trust:

We have audited the accompanying statement of assets and liabilities of Sun Capital All Cap Fund, Sun Capital Investment Grade Bond Fund, Sun Capital Money Market Fund, Sun Capital Real Estate Fund, SC Alger Growth Fund, SC Alger
Income & Growth Fund, SC Alger Small Capitalization Fund, SC Davis Financial Fund, SC Davis Venture Value Fund, SC Neuberger Berman Mid Cap Growth Fund, SC Neuberger Berman Mid Cap Value Fund, SC Value Equity Fund, SC Value Managed Fund, SC Value Mid Cap Fund, SC Value Small Cap Fund, SC Blue Chip Mid Cap Fund, SC Investors Foundations Fund, SC Select Equity (each a portfolio of Sun Capital Advisers Trust, the "Trust"), including the schedules of investments, as of December 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sun Capital All Cap Fund, Sun Capital Investment Grade Bond Fund, Sun Capital Money Market Fund, Sun Capital Real Estate Fund, SC Alger Growth Fund, SC Alger
Income & Growth Fund, SC Alger Small Capitalization Fund, SC Davis Financial Fund, SC Davis Venture Value Fund, SC Neuberger Berman Mid Cap Growth Fund, SC Neuberger Berman Mid Cap Value Fund, SC Value Equity Fund, SC Value Managed Fund, SC Value Mid Cap Fund, SC Value Small Cap Fund, SC Blue Chip Mid Cap Fund, SC Investors Foundations Fund, SC Select Equity as of December 31, 2003, the results of their operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 20, 2004

OTHER INFORMATION (UNAUDITED)
----------------------------------------------------------------------

FEDERAL TAX INFORMATION

For the year ended December 31, 2003, the following Funds paid distributions which were designated as 20% long-term capital gains dividends:

                                                     AMOUNT
                                                    --------
All Cap Fund......................................  $ 15,947
Value Mid Cap Fund................................   343,225

PROXY VOTING POLICIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-432-1102 x1687 and (ii) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

THE FUNDS' MANAGEMENT                                 SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

Each fund's business is managed by the trustees. Several of the funds' trustees and officers are also directors and officers of Sun Life Assurance Company of Canada or the adviser. The table below provides more information about the funds' trustees and officers.

                                                                                                                   OTHER
                                                                                               NUMBER OF       DIRECTORSHIPS
                                                                               PRINCIPAL      FUNDS WITHIN    HELD OUTSIDE OF
                                                                               OCCUPATION     FUND COMPLEX        THE FUND
                                   POSITION WITH         LENGTH OF TIME           PAST        OVERSEEN BY         COMPLEX
    NAME, ADDRESS AND AGE            THE TRUST               SERVED             5 YEARS         TRUSTEE          BY TRUSTEE
------------------------------  --------------------  --------------------  ----------------  ------------  --------------------
Graham E. Jones                 Trustee               Since October 1998    Senior Vice            18       Trustee, Weiss,
330 Garfield Street                                                         President, BGK                  Peck & Greer Funds
Santa Fe, NM 87501                                                          Properties, Inc.                (8 mutual funds)
Year of birth: 1933                                                         (real estate),                  since 1985, Trustee,
                                                                            since 1994.                     Scudder Funds (New
                                                                                                            York) Board (65
                                                                                                            mutual funds) since
                                                                                                            1993

Anthony C. Paddock              Trustee               Since October 1998    Managing               18
350 Fifth Avenue, Suite 5513                                                Director, Empire
New York, NY 10118                                                          Valuation
Year of birth: 1935                                                         Consultants, Inc.,
                                                                            since 1996.
                                                                            President, AC
                                                                            Paddock &
                                                                            Associates
                                                                            (consulting),
                                                                            since 1996.

William N. Searcy, Jr.          Trustee               Since October 1998    Private investor       18       Trustee, Scudder
4411 133rd St. Ct. NW                                                       since 2003.                     Funds (New York)
Gig Harbor, WA 98332                                                        Pension and                     Board (65 mutual
Year of birth: 1946                                                         savings trust                   funds) since 1993
                                                                            officer, Sprint
                                                                            Corp.,
                                                                            1989-2003.

THE FUNDS' MANAGEMENT (CONTINUED)                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                                                                                                   OTHER
                                                                                               NUMBER OF       DIRECTORSHIPS
                                                                               PRINCIPAL      FUNDS WITHIN    HELD OUTSIDE OF
                                                                               OCCUPATION     FUND COMPLEX        THE FUND
                                   POSITION WITH         LENGTH OF TIME           PAST        OVERSEEN BY         COMPLEX
    NAME, ADDRESS AND AGE            THE TRUST               SERVED             5 YEARS         TRUSTEE          BY TRUSTEE
------------------------------  --------------------  --------------------  ----------------  ------------  --------------------
C. James Prieur*                Chairman, Executive      Trustee since      Chairman, Sun          18       Chairman, Sun
150 King Street West 6th Floor  Vice President and        October 1998      Capital                         Capital Advisers,
Toronto, Ontario M5H 1J9        Trustee                                     Advisers, Inc.                  Inc, since 1992,
Year of birth: 1951                                                         since 1998, and                 Chairman, McLean
                                                                            previously                      Budden Limited since
                                                                            director                        2000, Chairman, Sun
                                                                            (1992-1998).                    Life of Canada U.K.
                                                                            President and                   Holdings PLC since
                                                                            Chief Operating                 2002, Chairman, Sun
                                                                            Officer, Sun                    Life Assurance
                                                                            Life Financial,                 Company of Canada
                                                                            since 1999 and                  (UK) Limited since
                                                                            previously                      2002, Director, Sun
                                                                            senior vice                     Life Assurance
                                                                            president and                   Company of Canada
                                                                            general manager                 (U.S.) since 1998,
                                                                            (1997-1999).                    Director, Sun Life
                                                                                                            Assurance Company of
                                                                                                            Canada -- U.S.
                                                                                                            Operations
                                                                                                            Holdings, Inc. since
                                                                                                            1997, Director, Sun
                                                                                                            Life of Canada
                                                                                                            (U.S.) Financial
                                                                                                            Services
                                                                                                            Holdings, Inc. since
                                                                                                            2000, Director, Sun
                                                                                                            Life of Canada
                                                                                                            (U.S.)
                                                                                                            Holdings, Inc. since
                                                                                                            1997, Director, Sun
                                                                                                            Life (India) AMC
                                                                                                            Investments Inc.
                                                                                                            since 1999,
                                                                                                            Director, Sun Life
                                                                                                            (India) Distribution
                                                                                                            Investments Inc.
                                                                                                            since 1999,
                                                                                                            Director, Sun Life
                                                                                                            (India) Securities
                                                                                                            Investments Inc.
                                                                                                            since 1999,
                                                                                                            Director, Sun Life
                                                                                                            Information Services
                                                                                                            Ireland Limited
                                                                                                            since 1999,
                                                                                                            Chairman, Sun Life
                                                                                                            Insurance and
                                                                                                            Annuity Company of
                                                                                                            New York since 2003,
                                                                                                            Director,
                                                                                                            Massachusetts
                                                                                                            Financial Services
                                                                                                            Company since 1999,
                                                                                                            Chairman,
                                                                                                            Massachusetts
                                                                                                            Financial Services
                                                                                                            Compass Funds since
                                                                                                            2001, Director, Sun
                                                                                                            Life Financial
                                                                                                            (Japan), Inc. Since
                                                                                                            2000, Director, Sun
                                                                                                            Life Financial
                                                                                                            Services of Canada
                                                                                                            since 2000,
                                                                                                            Director, Sun Life
                                                                                                            Assurance Company of
                                                                                                            Canada since 2000,
                                                                                                            Director, Sun Life
                                                                                                            Financial (Bermuda)
                                                                                                            Holdings, Inc. since
                                                                                                            2002, Chairman,
                                                                                                            Independent Life &
                                                                                                            Annuity Company
                                                                                                            since 2003,
                                                                                                            Director, Sun Life
                                                                                                            Financial (U.S.)
                                                                                                            Investments LLC
                                                                                                            since 2001,
                                                                                                            Director, Sun Life
                                                                                                            Financial (U.S.)
                                                                                                            Holdings Inc. since
                                                                                                            2001, Director, Sun
                                                                                                            Life Financial
                                                                                                            (India) Insurance
                                                                                                            Investments Inc.
                                                                                                            since 2000,
                                                                                                            Director, Sun Life
                                                                                                            Inversiones S.A.
                                                                                                            since 2000,
                                                                                                            Director, Sun Life
                                                                                                            Financial
                                                                                                            Investments
                                                                                                            (Bermuda) Ltd. since
                                                                                                            2003, Director, Sun
                                                                                                            Life
                                                                                                            Financial, Inc.
                                                                                                            since 2002,
                                                                                                            Director, Newton
                                                                                                            Wellesley Hospital
                                                                                                            Since 1999,
                                                                                                            Director, Canadian
                                                                                                            Opera Company Since
                                                                                                            1999, Director,
                                                                                                            LIMRA International
                                                                                                            Since 2001.

THE FUNDS' MANAGEMENT (CONTINUED)                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                                                                                                   OTHER
                                                                                               NUMBER OF       DIRECTORSHIPS
                                                                               PRINCIPAL      FUNDS WITHIN    HELD OUTSIDE OF
                                                                               OCCUPATION     FUND COMPLEX        THE FUND
                                   POSITION WITH         LENGTH OF TIME           PAST        OVERSEEN BY         COMPLEX
    NAME, ADDRESS AND AGE            THE TRUST               SERVED             5 YEARS         TRUSTEE          BY TRUSTEE
------------------------------  --------------------  --------------------  ----------------  ------------  --------------------
James M.A. Anderson*            President, Chief         Trustee since      Chief Investment       18       Director, Sun
One Sun Life Executive Park     Executive Officer         October 1998      Officer, Sun                    Capital
Wellesley Hills, MA 02481       and Trustee                                 Capital                         Advisers, Inc. since
Year of birth: 1949                                                         Advisers, Inc.,                 1998, Director,
                                                                            since 2000, and                 Director, Sun
                                                                            previously                      Benefit Services
                                                                            president and                   Company, Inc. since
                                                                            director                        1998, Director,
                                                                            (1998-2000).                    Clarendon Insurance
                                                                            Vice president,                 Agency Inc. since
                                                                            Sun Life                        1998, Director, Sun
                                                                            Financial, since                Life of Canada
                                                                            1995.                           (U.S.)
                                                                                                            Holdings, Inc. since
                                                                                                            1997, Director, Sun
                                                                                                            Life Assurance
                                                                                                            Company of Canada
                                                                                                            (U.S.) Operations
                                                                                                            Holdings, Inc. since
                                                                                                            1997, Director, Sun
                                                                                                            Life of Canada
                                                                                                            (U.S.) Holdings
                                                                                                            General
                                                                                                            Partner, Inc. since
                                                                                                            1998, Director, Sun
                                                                                                            Canada Financial Co.
                                                                                                            since 1997,
                                                                                                            Director, Sunesco
                                                                                                            Insurance
                                                                                                            Agency, Inc. since
                                                                                                            1999, Director, Sun
                                                                                                            Life Financial
                                                                                                            (Japan), Inc. since
                                                                                                            2000, Director, Sun
                                                                                                            Life Financial
                                                                                                            (U.S.)
                                                                                                            Finance, Inc. since
                                                                                                            2001, Director, Sun
                                                                                                            Life Financial
                                                                                                            (U.S.)
                                                                                                            Holdings, Inc.
                                                                                                            since 2001,
                                                                                                            Director, Sun Life
                                                                                                            Financial (Bermuda)
                                                                                                            Holdings, Inc. since
                                                                                                            2002, Director,
                                                                                                            Presidio Apartments
                                                                                                            LLC since 2003,
                                                                                                            Director, Sun Life
                                                                                                            of Canada (U.S.) SPE
                                                                                                            97-I, Inc. since
                                                                                                            2003.

James F. Alban*                 Chief Financial       Since October 1998    Senior vice           N/A               N/A
One Sun Life Executive Park     Officer and                                 president and
Wellesley Hills, MA 02481       Treasurer                                   Chief Financial
Year of birth: 1962                                                         Officer, Sun
                                                                            Capital
                                                                            Advisers, Inc.,
                                                                            since 2000.
                                                                            Assistant vice
                                                                            president, Sun
                                                                            Life Financial,
                                                                            since 1998.

Maura A. Murphy, Esq.*          Secretary             Since October 1998    Senior vice           N/A               N/A
One Sun Life Executive Park                                                 president and
Wellesley Hills, MA 02481                                                   chief counsel,
Year of birth: 1960                                                         Sun Capital
                                                                            Advisers, Inc.,
                                                                            since 2000 and
                                                                            secretary since
                                                                            1998. Senior
                                                                            counsel at Sun
                                                                            Life Financial
                                                                            since 1998.

* An interested person of the funds for purposes of Section 2(a)(19) of the 1940 Act.

The Statement of Additional Information (SAI) includes additional information about the Funds' trustees and is available, without charge, upon request by calling 1-800-432-1102 x1780.

                                                      SUN CAPITAL ADVISERS TRUST

--------------------------------------------------------------------------------

                             TRUSTEES AND OFFICERS
                            GRAHAM E. JONES, TRUSTEE
                          ANTHONY C. PADDOCK, TRUSTEE
                        WILLIAM N. SEARCY, JR., TRUSTEE
             C. JAMES PRIEUR, CHAIRMAN, EXECUTIVE V.P. AND TRUSTEE
                JAMES M.A. ANDERSON, PRESIDENT, CEO AND TRUSTEE
                       JAMES F. ALBAN, TREASURER AND CFO
                      SUSAN J. WALSH, ASSISTANT TREASURER
                        JOHN W. DONOVAN, VICE PRESIDENT
                         RICHARD GORDON, VICE PRESIDENT
                        EVAN S. MOSKOVIT, VICE PRESIDENT
                       THOMAS V. PEDULLA, VICE PRESIDENT
                        LEO D. SARACENO, VICE PRESIDENT
                       MICHAEL A. SAVAGE, VICE PRESIDENT
                           MAURA A. MURPHY, SECRETARY
                    SAMANTHA M. BURGESS, ASSISTANT SECRETARY

                               INVESTMENT ADVISER
                           SUN CAPITAL ADVISERS, INC.
                          ONE SUN LIFE EXECUTIVE PARK
                           WELLESLEY HILLS, MA 02481

                              INDEPENDENT AUDITORS
                             DELOITTE & TOUCHE LLP
                              200 BERKELEY STREET
                                BOSTON, MA 02116

                    ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT
                       STATE STREET BANK & TRUST COMPANY
                              225 FRANKLIN STREET
                                BOSTON, MA 02110

                                 LEGAL COUNSEL
                               HALE AND DORR LLP
                                60 STATE STREET
                                BOSTON, MA 02109

This report must be preceded or accompanied by a prospectus for Sun Capital Advisers Trust which includes more information about charges and expenses. Please read the prospectus carefully before you invest or send money.

Item 2. Code of Ethics.

Registrant has adopted a code of ethics that applies to registrant's principal executive officer and principal financial officer. This code of ethics is available without charge, upon request, by calling 1-800-432-1102 x1687. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that the registrant has at least one financial expert, Graham E. Jones, serving on its Committee of Independent Trustees, which also serves as the registrant's audit committee pursuant to an Audit Charter. Mr. Jones is considered "independent" for purposes of Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Aggregate fees billed for professional services rendered to the registrant for the last two fiscal years by the registrant's principal accountant were as follows:

(a) Audit Fees: Includes amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

     FY 2002          FY 2003
     --------         --------
    $  245,270       $  237,000

(b) Audit-related Fees:

    FY 2002          FY 2003
    -------          -------
     None             None

(c) Tax Fees: Includes amounts related to tax compliance, tax planning and tax advice. FY 2002 fees include fees billed for four of the registrant's mutual funds that were closed during 2002.

     FY 2002          FY 2003
     -------          -------
    $  81,141        $  64,105

(d) All Other Fees:

    FY 2002          FY 2003
    -------          -------
     None             None

(e)(1) The registrant's Committee of Independent Trustees (the "Committee") has adopted a policy whereby audit and non-audit services performed by the registrant's principal accountant for the registrant, its investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval.

The policy includes a list of specified services that are deemed to be pre-approved, subject to stated dollar limits, by the Committee. The Committee must provide specific advance approval for any service that is not included in the list of pre-approved services, or for any pre-approved service that exceeds the dollar limit set forth in the policy. In determining whether to approve services, the Committee considers whether the services are consistent with maintaining the principal accountant's independence.

(e)(2) No services included in this Item 4 (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) During the registrant's fiscal years ended December 31, 2003 and December 31, 2002, the registrant's principal accountant did not render any non-audit services to the registrant, the registrant's investment adviser, or to any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h) Not applicable


Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. (Reserved)

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8. (Reserved)

Item 9. Controls and Procedures.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation.

Item 10. Exhibits.

(a)(1) The code of ethics as required by Form N-CSR Item 2 is filed herewith.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certification required by Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                SUN CAPITAL ADVISERS TRUST
             -------------------------------------------------------------------


By (Signature and Title)*   /s/ JAMES M.A. ANDERSON
                         ----------------------------------------------------
                         James M.A. Anderson, President

Date:    March 4, 2004
     ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ JAMES M.A. ANDERSON
                         ----------------------------------------------------
                         James M.A. Anderson, President
                            (Chief Executive Officer)

Date:    March 4, 2004
     ------------------------

By (Signature and Title)*  /s/ JAMES F. ALBAN
                         ----------------------------------------------------
                            James F. Alban, Treasurer
                            (Chief Financial Officer)

Date:    March 4, 2004
     ------------------------

* Print name and title of each signing officer under his or her signature.